                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4386

                            Van Kampen Tax Free Trust
--------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip code)


                                 Ronald Robison
              1221 Avenue of the Americas, New York, New York 10020
--------------------------------------------------------------------------------

                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/06

Item 1. Reports to Shareholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Insured Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/06

                            A SHARES             B SHARES             C SHARES          I SHARES
                         since 12/14/84       since 5/03/93        since 8/13/93      since 8/12/05
---------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
AVERAGE                            4.75%                4.00%                1.00%
ANNUAL                 W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception          7.58%      7.33%     4.77%      4.77%     4.41%     4.41%        1.78%

10-year                  5.34       4.83      4.77       4.77      4.52      4.52           --

5-year                   4.91       3.89      4.12       3.87      4.10      4.10           --

1-year                   4.40      -0.55      3.67      -0.27      3.62      2.63           --

6-month                  1.45      -3.36      1.07      -2.83      1.02      0.04         1.58
---------------------------------------------------------------------------------------------------

SEC Yield                    3.29%                2.74%                2.74%              3.04%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares seven years after purchase. The since inception returns for Class C shares reflect their conversion into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

MARKET CONDITIONS

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained considerable momentum in the first quarter.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase -- the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the central bank's view that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped by 30 percent versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

PERFORMANCE ANALYSIS

The fund returned 1.45 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.98 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

------------------------------------------------------------------------
                                                LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   CLASS I   MUNICIPAL BOND INDEX

       1.45%     1.07%     1.02%     1.58%           0.98%
------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

We managed the fund according to our long-standing "relative value" discipline. Our strategy involved buying bonds when our research indicates they are attractively valued, and then selling them when they reach our return targets. We then invested the proceeds into bonds which we believe offer greater future total return prospects. We used rigorous research to seek fundamentally strong issues with high liquidity. (Liquid securities are those for which there is a robust market of purchasers and sellers.)

The fund invests in insured securities, with all bonds holding a credit rating of AAA. Throughout the period, we followed a variety of strategies to pursue yield within the parameters of our quality-driven approach.

We positioned the portfolio to reflect our view that yields would continue to rise, with the yields of short-term bonds rising more rapidly than those of long-term bonds. Reflecting this analysis, we kept the fund's duration shorter than that of its benchmark; and this strategy served the fund well. (Duration is a measure of interest rate sensitivity.)

The fund also benefited from our view that the long-term segment of the yield curve was most compelling. We sold shorter-maturity bonds that were pre-refunded, capturing appreciation gains. We redeployed these assets into longer-term bonds (generally those with maturities of 25 to 30 years), favoring issues with premium coupons and defensive characteristics. In contrast, we avoided non-callable bonds and zero-coupon bonds, as these tend to underperform during periods of rising interest rates.

The fund's preference for well-known issues with dual tax exemption status enhanced performance. Such bonds enjoyed strong demand, while providing the liquidity we seek. Within its well-diversified portfolio, the fund maintained a bias to the essential services sector of the market; and this emphasis proved advantageous as well. As of the close of the period, the fund's largest sector weightings were in the Public Education, Airports and Water & Sewer sectors.

We also found attractive yield opportunities by broadening the portfolio to include securities insured by less well-known, but financially sound companies with AAA ratings. These bonds often offered higher yields than comparable issues insured by the most recognized companies.

A small stake in inverse floating rate securities, representing 4.93 percent of assets at the close of the period, also buoyed performance.

While these factors served the fund in good stead during the period, the fund's relative gains were tempered by its underweighting to the transportation sector relative to its Lehman benchmark.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/06
California                                                       16.5%
Illinois                                                         12.2
Texas                                                             8.9
Florida                                                           8.7
Washington                                                        7.3
Georgia                                                           4.8
Pennsylvania                                                      3.2
Oklahoma                                                          3.1
Colorado                                                          3.0
Indiana                                                           2.9
Michigan                                                          2.7
Louisiana                                                         2.5
New York                                                          2.3
South Carolina                                                    1.9
Arizona                                                           1.8
North Carolina                                                    1.6
Nevada                                                            1.5
Alaska                                                            1.5
Alabama                                                           1.4
North Dakota                                                      1.1
South Dakota                                                      1.1
Arkansas                                                          0.8
District of Columbia                                              0.6
New Jersey                                                        0.6
Ohio                                                              0.6
Wisconsin                                                         0.5
Oregon                                                            0.5
Missouri                                                          0.4
Nebraska                                                          0.3
Massachusetts                                                     0.3
Utah                                                              0.3
Puerto Rico                                                       0.3
New Hampshire                                                     0.2
Iowa                                                              0.2
Mississippi                                                       0.2
West Virginia                                                     0.1
                                                                -----
Total Long-Term Investments                                      95.9%
Short-Term Investments                                            4.0
                                                                -----
Total Investments                                                99.9
Other Assets in Excess of Liabilities                             0.1
                                                                -----
Net Assets                                                      100.0%

CREDIT QUALITY AS OF 3/31/06
AAA/Aaa                                                         100.0%

Based upon the highest quality ratings as issued by Standard & Poor's or Moody's.

TOP FIVE SECTORS AS OF 3/31/06
Public Education                                                 17.2%
Airports                                                         13.5
Water & Sewer                                                    10.0
Wholesale Electric                                                9.3
Higher Education                                                  8.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities in the sectors shown above. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/05 - 3/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/05          3/31/06       10/1/05-3/31/06
Class A
  Actual.....................................    $1,000.00        $1,014.53           $4.37
  Hypothetical...............................     1,000.00         1,020.53            4.38
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,010.69            8.17
  Hypothetical...............................     1,000.00         1,016.73            8.20
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,010.16            8.17
  Hypothetical...............................     1,000.00         1,016.73            8.20
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,015.81            3.16
  Hypothetical...............................     1,000.00         1,021.73            3.18
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.87%, 1.63%, 1.63%, and 0.63% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  95.9%
           ALABAMA  1.4%
$ 1,385    Alabama St Brd Ed Rev Calhoun Cmnty College
           (AMBAC Insd)...................................   5.000%   05/01/21   $    1,457,754
    200    Alabama St Brd Ed Rev Calhoun Cmnty College
           (AMBAC Insd)...................................   5.000    05/01/22          210,198
  2,255    Alabama St Brd Ed Rev George C Wallace Cmnty
           College (AMBAC Insd) (a).......................   5.250    07/01/23        2,408,791
  2,145    Birmingham, AL Wtrwks & Swr Brd Ser A (FGIC
           Insd) (a)......................................   5.000    01/01/21        2,243,649
  3,590    Clarke & Mobile Cnty AL Gas Dist Rev (AMBAC
           Insd) (a)......................................   5.250    01/01/21        3,838,895
  3,120    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd)..........................................   5.400    06/01/22        3,365,076
  2,500    Huntsville, AL Hlthcare Auth Ser A (MBIA
           Insd)..........................................   5.500    06/01/27        2,705,500
                                                                                 --------------
                                                                                     16,229,863
                                                                                 --------------
           ALASKA  1.5%
  2,000    Alaska St Hsg Fin Corp Gen Hsg Ser A
           (FGIC Insd)....................................   5.000    12/01/30        2,063,020
  1,000    Alaska St Hsg Fin Corp Gen Hsg Ser A
           (FGIC Insd)....................................   5.250    12/01/41        1,048,150
  8,045    Alaska St Intl Arpt Rev Rols RR II 527 (Inverse
           Fltg) (Acquired 03/10/06, Cost $8,922,388)
           (MBIA Insd) (a) (b)............................   6.710    10/01/24        8,780,957
  4,000    Alaska St Intl Arpt Rev Ser A Rfdg (AMT) (MBIA
           Insd)..........................................   5.000    10/01/21        4,140,480
  1,425    Anchorage, AK Wtr Rev Rfdg (AMBAC Insd)........   6.000    09/01/19        1,539,997
                                                                                 --------------
                                                                                     17,572,604
                                                                                 --------------
           ARIZONA  1.8%
  1,940    Arizona St Univ Ctf Partn Resh Infrastructure
           Proj (AMBAC Insd)..............................   5.250    09/01/23        2,068,215
  1,225    Arizona St Univ Ctf Partn Resh Infrastructure
           Proj (AMBAC Insd)..............................   5.250    09/01/24        1,305,078
  2,900    Arizona Tourism & Sports Auth Multi Purp Stad
           Fac Ser A (MBIA Insd)..........................   5.375    07/01/22        3,112,744
  5,000    Maricopa Cnty, AZ Pollutn Ctl Corp Pollutn Ctl
           Rev El Paso Elec Co Ser A Rfdg (FGIC Insd).....   4.800    08/01/40        4,995,500
    640    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
           Oblig Irvington Proj Tucson Elec Pwr Co Ser A
           Rfdg (FSA Insd)................................   7.250    07/15/10          645,517
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)...................   6.000    09/01/12        1,969,200
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)...................   6.125    09/01/17        1,839,582
  1,000    University AZ Ctf Partn Ser A (AMBAC Insd).....   5.000    06/01/23        1,043,650
  1,000    University AZ Ctf Partn Ser B (AMBAC Insd).....   5.000    06/01/22        1,044,420
    960    University AZ Ctf Partn Ser B (AMBAC Insd).....   5.000    06/01/24        1,001,165

 10                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           ARIZONA (CONTINUED)
$   300    University AZ Ctf Partn Ser C (AMBAC Insd).....   5.000%   06/01/21   $      313,785
  1,885    University AZ Ctf Partn Ser C (AMBAC Insd).....   5.000    06/01/22        1,968,732
                                                                                 --------------
                                                                                     21,307,588
                                                                                 --------------
           ARKANSAS  0.8%
  2,500    Arkansas St Dev Fin Auth Rev St Agy Fac
           Donaghey Plaza Proj (FSA Insd).................   5.000    06/01/29        2,595,750
  6,265    Little Rock, AR Sch Dist Ser B Rfdg (FSA
           Insd)..........................................   5.500    02/01/25        6,608,761
                                                                                 --------------
                                                                                      9,204,511
                                                                                 --------------
           CALIFORNIA  16.5%
  4,000    Bay Area Govt Assn CA Rev Tax Alloc CA Redev
           Pool Ser A (XLCA Insd).........................   5.250    09/01/35        4,223,880
  3,225    Bay Area Govt Assn CA Rev Tax Alloc Ser A
           (AMBAC Insd) (c)...............................   4.500    09/01/25        3,177,657
  3,205    Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
           Insd)..........................................   5.000    10/01/30        3,336,565
  3,310    Bell, CA Cmnty Hsg Auth Lease Rev Rfdg (AMBAC
           Insd)..........................................   5.000    10/01/36        3,419,991
  3,500    California Ed Fac Auth Rev Occidental College
           Ser A (MBIA Insd)..............................   5.000    10/01/36        3,646,440
  3,000    California St Pub Wks Brd UCLA Replacement Hosp
           Ser A (FSA Insd)...............................   5.375    10/01/20        3,234,420
  3,000    California St Pub Wks Brd UCLA Replacement Hosp
           Ser A (FSA Insd)...............................   5.000    10/01/22        3,111,960
  5,000    California Stwide Cmnty Depooled Fin Pg Ser
           2004A (FSA Insd)...............................   5.250    10/01/24        5,348,050
  4,615    California Stwide Cmnty Dev Auth Wtr & Wastewtr
           Rev Ser D (FSA Insd) (a).......................   5.000    10/01/26        4,833,613
  3,000    California Stwide Cmnty Pooled Fin Pg Ser 2004A
           (FSA Insd).....................................   5.000    10/01/29        3,118,950
  4,000    California Stwide Cmnty Pooled Fin Pg Ser 2004A
           (FSA Insd).....................................   5.250    10/01/34        4,225,160
  2,980    California Stwide Cmnty Pooled Fin Pg Ser 2004C
           (FSA Insd) (a).................................   5.000    10/01/29        3,098,157
  7,430    Capistrano, CA Uni Sch Dist (FGIC Insd) (a)....   5.000    09/01/25        7,738,419
  7,995    Capistrano, CA Uni Sch Dist (FGIC Insd) (a)....   5.000    09/01/26        8,320,636
  8,600    Capistrano, CA Uni Sch Dist (FGIC Insd) (a)....   5.000    09/01/27        8,943,570
  3,500    Capistrano, CA Uni Sch Dist (FGIC Insd)........   5.000    09/01/29        3,637,095
  5,000    Chino Vly Uni Sch Dist CA Election 2002 Ser C
           (MBIA Insd)....................................   5.250    08/01/30        5,371,650
  3,225    Coronado, CA Cmnty Dev Agy Tax Alloc Coronado
           Cmnty Dev Proj (AMBAC Insd)....................   5.000    09/01/30        3,341,293
    425    Earlimart, CA Elem Sch Dist Ser 1 (AMBAC
           Insd)..........................................   6.700    08/01/21          546,269
 10,000    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Enhanced Asset Bkd Ser A (AMBAC
           Insd)..........................................   5.000    06/01/30       10,268,900

See Notes to Financial Statements                                             11

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
$10,000    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Enhanced Asset Bkd Ser A (FGIC
           Insd)..........................................   5.000%   06/01/38   $   10,277,000
    265    Golden West Sch Fin Auth CA Rev Ser A Rfdg
           (MBIA Insd) (a)................................   5.750    08/01/19          306,740
    690    Jurupa, CA Univ Sch Dist Election 2001 (FGIC
           Insd)..........................................   5.000    08/01/26          716,323
    940    Lancaster, CA Redev Agy Tax Alloc Comb Fire
           Prot Fac Proj Rfdg (XLCA Insd).................   5.250    12/01/18        1,009,964
  3,360    Loma Linda, CA Redev Agy Tax Alloc Ser A (XLCA
           Insd)..........................................   5.250    07/01/30        3,573,562
  2,500    Long Beach, CA Bd Fin Auth Rev Redev Hsg & Gas
           Util Fin Ser A1 (AMBAC Insd)...................   5.000    08/01/40        2,570,075
  3,600    Los Angeles, CA Wtr & Pwr Rev Pwr Sys Sub Ser
           A-1 (FSA Insd).................................   5.000    07/01/40        3,730,572
 10,000    Merced, CA Irr Dist Rev Ctf Partn Elec Sys Proj
           (XLCA Insd)....................................   5.250    09/01/36       10,503,500
  1,165    North Monterey Cnty, CA Uni Sch Dist Election
           2002 Ser B (FGIC Insd).........................   4.750    08/01/29        1,182,929
  2,070    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)
           (a)............................................   5.250    10/01/23        2,217,156
  5,000    Palm Springs, CA Fin Lease Rev Convention Ctr
           Proj Ser A (MBIA Insd).........................   5.500    11/01/29        5,512,400
  2,375    Poway, CA Ctf Partn City Office Bldg Proj
           (AMBAC Insd)...................................   5.000    01/01/23        2,459,384
  2,250    Riverside, CA Ctf Partn (AMBAC Insd) (a).......   5.000    09/01/23        2,336,715
  1,840    Rohnert Park, CA Swr Sys Rev Ctf Partn Spl Term
           (AMBAC Insd)...................................   5.000    06/01/30        1,907,675
  3,200    Rohnert Park, CA Swr Sys Rev Ctf Partn Spl Term
           (AMBAC Insd) (a)...............................   5.000    06/01/36        3,307,968
  3,770    San Diego Cnty, CA Ctf Partn Edgemont Proj &
           Regl Sys Rfdg (AMBAC Insd) (a).................   5.000    02/01/21        3,940,894
  9,085    San Jose, CA Arpt Rev Ser A Rfdg (FSA Insd)....   5.375    03/01/18        9,809,529
  3,000    San Jose, CA Redev Agy Tax Alloc Ser A (MBIA
           Insd)..........................................   5.000    08/01/25        3,123,570
  2,570    San Marcos, CA Pub Fac Auth Rols RR II 514
           (Inverse Fltg) (Acquired 02/10/06, Cost
           $2,852,751) (AMBAC Insd) (b)...................   6.719    10/01/31        2,789,761
  2,785    Santa Monica, CA Cmnty College Ser A Rfdg
           (AMBAC Insd)...................................   5.000    02/01/27        2,880,553
  1,775    Sierra, CA Jt Cmnty College Impt Dist 2 Westn
           Nevada Ser A (FGIC Insd) (a)...................   5.000    08/01/28        1,845,379
  1,960    Sierra, CA Jt Cmnty College Impt Dist 2 Westn
           Nevada Ser A (FGIC Insd) (a)...................   5.000    08/01/29        2,037,714
  5,380    South Orange Cnty CA Pub Fin Auth Spl Tax Rev
           Ladera Ranch Ser A (AMBAC Insd)................   5.000    08/15/27        5,614,945
  2,000    South Tahoe CA Jt Pwr Fin Redev Proj Area No 1
           Ser A Rfdg (AMBAC Insd)........................   5.000    10/01/35        2,071,140

 12                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
$ 3,560    Southern CA Pub Pwr Auth Rev Proj Ser A Rfdg
           (FSA Insd) (a).................................   5.000%   01/01/19   $    3,762,493
  2,110    Val Verde, CA Uni Sch Dist Ctf Sch Constr Proj
           Ser B Rfdg (FGIC Insd) (a).....................   5.000    01/01/22        2,206,448
  2,150    Val Verde, CA Uni Sch Dist Ctf Sch Constr Proj
           Ser B Rfdg (FGIC Insd).........................   5.000    01/01/25        2,234,000
  2,370    Val Verde, CA Uni Sch Dist Ctf Sch Constr Proj
           Ser B Rfdg (FGIC Insd).........................   5.000    01/01/30        2,453,898
  1,750    Vallejo City, CA Uni Sch Ser A Rfdg (MBIA
           Insd)..........................................   5.900    08/01/25        2,074,572
                                                                                 --------------
                                                                                    191,399,534
                                                                                 --------------
           COLORADO  3.0%
  3,745    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Aurora Academy Sch Proj Ser A Rfdg (XLCA Insd)
           (a)............................................   5.250    02/15/34        3,945,769
  2,500    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Bromley Sch Proj Rfdg (XLCA Insd)..............   5.250    09/15/32        2,657,900
  1,000    Colorado Ed & Cultural Fac Auth Rev Charter Sch
           Woodrow Wilson Sch Proj Ser A Rfdg (XLCA
           Insd)..........................................   5.250    12/01/34        1,061,830
  2,505    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/16        2,767,574
  4,310    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/17        4,764,145
  3,525    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/18        3,893,785
  2,165    Denver, CO City & Cnty Arpt Rev Ser B (XLCA
           Insd)..........................................   5.750    11/15/20        2,394,468
  5,000    Denver, CO City & Cnty Arpt Rev Sys Ser A (XLCA
           Insd)..........................................   5.000    11/15/25        5,215,100
  2,000    Fremont Cnty, CO Ctf Partn & Impt Ser A Rfdg
           (MBIA Insd)....................................   5.250    12/15/26        2,115,980
  1,175    Thornton, CO Ctf Partn (AMBAC Insd)............   5.375    12/01/19        1,265,592
  3,080    Thornton, CO Ctf Partn (AMBAC Insd) (a)........   5.375    12/01/21        3,301,668
  1,650    Thornton, CO Ctf Partn (AMBAC Insd)............   5.375    12/01/22        1,768,750
                                                                                 --------------
                                                                                     35,152,561
                                                                                 --------------
           DISTRICT OF COLUMBIA  0.6%
  1,000    District of Columbia Ctf Partn Dist Pub Safety
           & Emergency (AMBAC Insd).......................   5.500    01/01/19        1,077,970
  2,000    District of Columbia Ctf Partn Dist Pub Safety
           & Emergency (AMBAC Insd).......................   5.500    01/01/20        2,157,300
  4,000    Metropolitan Washington DC Arpt Ser A (AMT)
           (FSA Insd).....................................   5.000    10/01/32        4,120,280
                                                                                 --------------
                                                                                      7,355,550
                                                                                 --------------

See Notes to Financial Statements                                             13

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           FLORIDA  8.7%
$ 1,000    Brevard Cnty, FL Sch Brd Ctf Partn Ser A (AMBAC
           Insd)..........................................   5.400%   07/01/12   $    1,080,410
    500    Dade Cnty, FL Aviation Rev Ser B (MBIA Insd)...   5.600    10/01/26          514,030
  1,000    Dade Cnty, FL Ed Fac Auth Rev Exchanged From
           Univ of Miami Ser B (MBIA Insd)................   5.750    04/01/20        1,021,660
    750    Dade Cnty, FL Wtr & Swr Sys Rev (FGIC Insd)....   5.375    10/01/16          782,647
    140    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd)..........................................   5.950    07/01/20          147,416
  1,000    Escambia Cnty, FL Util Auth Util Sys Rev (FGIC
           Insd)..........................................   5.250    01/01/24        1,043,540
  1,000    Florida Intergovnmtl Fin Ser C1 (AMBAC Insd)...   5.125    02/01/31        1,028,780
    575    Florida Muni Ln Council Rev Ser B (MBIA
           Insd)..........................................   5.750    11/01/14          624,858
  1,185    Florida St Brd Ed Cap Outlay Pub Ed Ser C (FGIC
           Insd)..........................................   5.000    06/01/23        1,234,924
  1,250    Florida St Brd Ed Lottery Rev Ser A (FGIC
           Insd)..........................................   6.000    07/01/12        1,367,300
  1,000    Florida St Brd Ed Lottery Rev Ser A (FGIC
           Insd)..........................................   6.000    07/01/14        1,093,840
  2,750    Florida St Brd Ed Lottery Rev Ser B (FGIC
           Insd)..........................................   5.250    07/01/13        2,864,867
    750    Florida St Brd of Regt Hsg Rev (MBIA Insd).....   5.750    07/01/14          813,090
  1,365    Florida St Correctional Privatization Commn Ctf
           Partn (MBIA Insd)..............................   5.375    08/01/14        1,471,183
  1,750    Florida St Div Bd Fin Dept Gen Svc Rev Dept
           Environmental Prot Presvtn 2000 Ser A
           (AMBAC Insd)...................................   5.000    07/01/12        1,795,132
  1,500    Florida St Div Bd Fin Dept Gen Svc Rev Dept
           Environmental Prot Presvtn 2000 Ser B (FSA
           Insd)..........................................   5.250    07/01/11        1,564,305
  1,340    Gulf Breeze, FL Rev Loc Govt (FGIC Insd) (d)...   5.150    12/01/20        1,410,095
    500    Gulf Breeze, FL Rev Loc Govt (Variable Rate
           Coupon) (FGIC Insd)............................   5.650    12/01/20          530,940
  1,000    Indian River Cnty, FL Hosp Rev Rfdg (FSA
           Insd)..........................................   6.100    10/01/18        1,031,440
  1,750    Jea, FL Wtr & Swr Sys Rev Ser A (MBIA Insd)....   5.375    10/01/30        1,776,880
  1,000    Key West, FL Util Brd Elec Rev Cap Apprec Ser D
           (Escrowed to Maturity) (AMBAC Insd)............    *       10/01/13          715,440
  8,490    Miami-Dade Cnty, FL Sch Brd Ser B (a) (c)......   5.000    11/01/21        8,964,846
  5,890    Miami-Dade Cnty, FL Aviation Rev Miami Intl
           Arpt Ser A (AMT) (CIFG Insd)...................   5.000    10/01/38        6,026,412
  1,000    Miami-Dade Cnty, FL Hlth Fac Miami Childrens
           Hosp Ser A Rfdg (AMBAC Insd)...................   5.125    08/15/26        1,036,760
  5,000    Miami-Dade Cnty, FL Pub Fac Rev Jackson Hlth
           Sys Ser A (MBIA Insd)..........................   5.000    06/01/31        5,163,000
  1,000    Orange Cnty, FL Sch Brd Ctf Partn Ser A (AMBAC
           Insd)..........................................   5.250    08/01/14        1,073,100
  5,000    Orange Cnty, FL Sch Brd Ctf Partn Ser B (FGIC
           Insd)..........................................   5.000    08/01/24        5,236,050
  1,000    Orlando, FL Cmnty Redev Agy Tax Rep Drive
           Universal Blvd Rfdg (AMBAC Insd)...............   5.125    04/01/20        1,056,650

 14                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 3,275    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)..........................................   5.000%   08/01/18   $    3,449,688
    800    Palm Beach Cnty, FL Sch Brd Ctf Ser A (AMBAC
           Insd)..........................................   5.125    08/01/26          830,144
  2,000    Palm Beach Cnty, FL Sch Brd Ctf Ser A Rfdg (FSA
           Insd)..........................................   5.000    08/01/21        2,101,080
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C
           (FSA Insd).....................................   5.000    08/01/21        4,151,320
  4,000    Palm Beach Cnty, FL Sch Brd Ctf Ser C
           (FSA Insd).....................................   5.000    08/01/22        4,146,840
    750    Polk Cnty, FL Sch Brd Ctf Partn Master Lease
           Ser A (FSA Insd)...............................   5.500    01/01/16          807,263
  1,000    Port Saint Lucie, FL Spl Assmt Rev Util Svc
           Area No 3 & 4A (MBIA Insd).....................   5.000    10/01/18        1,035,770
  1,505    Reedy Creek, FL Impt Dist FL Util Ser 1 (AMBAC
           Insd)..........................................   5.000    10/01/24        1,581,063
    535    Saint Johns Cnty, FL Indl Dev Auth Professional
           Golf Proj Rfdg (MBIA Insd).....................   5.250    09/01/12          576,318
  1,000    Saint Lucie Cnty, FL Sch Brd Ctf Ser A (FSA
           Insd)..........................................   5.000    07/01/21        1,037,390
  3,245    Santa Rosa Bay Brdg Auth FL Rev Cap Apprec
           (MBIA Insd)....................................    *       07/01/18        1,880,185
  4,000    Sunrise, FL Util Sys Rev Rfdg (AMBAC Insd).....   5.200    10/01/22        4,390,400
 10,000    Tallahassee, FL Hlth Fac Rev Tallahassee Mem
           Regl Med Ser A Rfdg (MBIA Insd) (e)............   6.625    12/01/13       10,122,800
  2,610    University Cent FL Ctf Partn UCF Convocation
           Corp Ser A (FGIC Insd) (a).....................   5.000    10/01/26        2,721,264
  2,740    University Cent FL Ctf Partn UCF Convocation
           Corp Ser A (FGIC Insd) (a).....................   5.000    10/01/27        2,852,477
  1,000    Village Ctr Cmnty Dev Dist FL Ser A (MBIA
           Insd)..........................................   5.200    11/01/25        1,057,250
  3,735    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd).................   5.250    10/15/19        3,941,433
  1,000    Volusia Cnty, FL Ed Fac Auth Rev Ed Fac Embry
           Riddle Ser B Rfdg (AMBAC Insd).................   5.250    10/15/22        1,052,590
                                                                                 --------------
                                                                                    100,204,870
                                                                                 --------------
           GEORGIA  4.8%
  4,345    Albany Dougherty, GA Inner City Auth Rev Albany
           St Univ Student Hsg Ser A (XLCA Insd)..........   5.000    07/01/25        4,539,395
  4,590    Bleckley-Cochran, GA Dev Auth Student Hsg Fac
           Rev MGC Real Estate Fndtn Ser A (CIFG Insd)
           (a)............................................   5.000    07/01/25        4,777,639
 11,355    Bleckley-Cochran, GA Dev Auth Student Hsg Fac
           Rev MGC Real Estate Fndtn Ser A (CIFG Insd)
           (a)............................................   5.000    07/01/36       11,697,580
  5,115    Douglasville-Douglas Cnty, GA Wtr & Swr Auth
           Rev (MBIA Insd)................................   5.000    06/01/27        5,339,907

See Notes to Financial Statements                                             15

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           GEORGIA (CONTINUED)
$14,530    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (AMBAC Insd)...................................   6.400%   01/01/13   $   16,255,873
  9,445    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y (MBIA
           Insd)..........................................   6.500    01/01/17       11,029,682
    160    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (Prerefunded @ 01/01/11) (AMBAC Insd)..........   6.400    01/01/13          178,538
    145    Georgia Muni Elec Auth Pwr Rev 2005 Ser Y
           (Prerefunded @ 01/01/14) (MBIA Insd)...........   6.500    01/01/17          169,415
    860    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
           to Maturity) (AMBAC Insd)......................   6.400    01/01/13          967,122
    410    Georgia Muni Elec Auth Pwr Rev Ser Y (Escrowed
           to Maturity) (MBIA Insd).......................   6.500    01/01/17          482,504
                                                                                 --------------
                                                                                     55,437,655
                                                                                 --------------
           ILLINOIS  12.2%
  1,105    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
           Insd)..........................................    *       01/01/19          617,231
  2,845    Chicago, IL Brd Ed Cap Apprec Sch Reform B 1
           (FGIC Insd)....................................    *       12/01/19        1,530,126
  1,500    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
           (FGIC Insd)....................................    *       12/01/19          803,520
  1,020    Chicago, IL Brd Ed Cap Apprec Sch Reform Ser A
           (FGIC Insd)....................................    *       12/01/25          405,175
  2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
           Insd) (f)...................................... 0/5.700    01/01/25        2,154,100
  2,000    Chicago, IL Lakefront Millenium Pkg Fac (MBIA
           Insd) (f)...................................... 0/5.750    01/01/29        2,149,260
  5,925    Chicago, IL Midway Arpt Rev Second Lien Ser B
           Rfdg (AMBAC Insd) (a)..........................   5.000    01/01/21        6,191,447
  6,220    Chicago, IL Midway Arpt Rev Second Lien Ser B
           Rfdg (AMBAC Insd) (a)..........................   5.000    01/01/22        6,490,508
  8,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser A (FGIC Insd).........................   5.000    01/01/33        8,283,600
  1,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser A Rfdg (MBIA Insd)....................   5.000    01/01/29        1,038,330
  2,840    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd) (a)................   5.250    01/01/21        3,011,224
  2,975    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd) (a)................   5.250    01/01/22        3,152,370
  3,120    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/23        3,303,893
  1,430    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.250    01/01/24        1,513,326
  5,000    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt Third
           Lien Ser E Rfdg (CIFG Insd)....................   5.000    01/01/34        5,130,450

 16                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$ 8,750    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
           239-2 (Inverse Fltg) (Acquired 08/18/03, Cost
           $9,500,313) (AMT) (FSA Insd) (b)...............   8.180%   01/01/20   $   10,376,013
 10,000    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
           239-3 (Inverse Fltg) (Acquired 08/18/03, Cost
           $10,760,100) (AMT) (FSA Insd) (a) (b)..........   8.180    01/01/21       11,844,600
  6,000    Chicago, IL O'Hare Intl Arpt Rev Rols RR II
           494-1 (Inverse Fltg) (Acquired 12/16/05, Cost
           $6,736,860) (MBIA Insd) (b)....................   7.216    01/01/24        6,838,020
  5,000    Chicago, IL Pk Dist Ser A (FGIC Insd)..........   5.000    01/01/31        5,197,200
    615    Chicago, IL Pk Dist Ser C (FGIC Insd)..........   5.500    01/01/19          658,407
  3,230    Chicago, IL Proj Ser A Rfdg (FGIC Insd)........   5.375    01/01/34        3,375,899
  4,950    Chicago, IL Proj Ser A Rfdg (MBIA Insd)........   5.500    01/01/38        5,279,769
    145    Chicago, IL Proj Ser A Rfdg (AMBAC Insd).......   5.625    01/01/39          157,115
     50    Chicago, IL Proj Ser A Rfdg (Prerefunded @
           01/01/11) (MBIA Insd)..........................   5.500    01/01/38           54,293
    290    Cook Cnty, IL Sch Dist No 100 Berwyn South Cap
           Apprec (FSA Insd) (a)..........................   8.200    12/01/14          372,638
    345    Cook Cnty, IL Sch Dist No 100 Berwyn South Cap
           Apprec (FSA Insd) (a)..........................   8.100    12/01/16          456,780
  2,605    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd) (a)......................................    *       12/01/17        1,544,869
  2,995    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd) (a)......................................    *       12/01/18        1,685,796
  4,210    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd) (a)......................................    *       12/01/19        2,255,213
  4,050    Cook Cnty, IL Sch Dist No 122 Cap Apprec (FGIC
           Insd)..........................................    *       12/01/20        2,063,759
  3,000    Du Page Cnty, IL Cmnty High Sch (FSA Insd).....   5.600    01/01/22        3,267,960
    750    Du Page Cnty, IL Cmnty High Sch Rfdg (FSA
           Insd)..........................................   5.000    12/01/17          791,828
  1,860    Grundy Kendall & Will Cntys (AMBAC Insd).......   5.500    05/01/20        1,982,276
  1,180    Grundy Kendall & Will Cntys (AMBAC Insd).......   5.500    05/01/21        1,257,125
  2,000    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
           Sch 205 (FSA Insd).............................   6.650    02/01/11        2,245,080
  5,025    Illinois Dev Fin Auth Rev Sch Dist Pgm Rockford
           Sch 205 (FSA Insd).............................   6.650    02/01/12        5,144,595
  4,800    Illinois Fin Auth Rev Swedish American Hosp
           (AMBAC Insd)...................................   5.000    11/15/31        4,921,392
  2,000    Illinois Med Dist (MBIA Insd)..................   5.250    06/01/32        2,083,480
  3,500    Illinois Muni Elec Agy Pwr Supply Sys Rev Rfdg
           (FSA Insd).....................................   5.000    02/01/21        3,598,665
  1,200    Lake Cnty, IL Cmnty Cons Sch Dist No 50
           Woodland Cap Apprec Ser B (FGIC Insd)..........    *       12/01/14          829,380
  6,790    Lake Cnty, IL Cmnty Unit Sch Dist No 60
           Waukegan Cap Apprec Ser A (FSA Insd)...........    *       12/01/17        4,017,575

See Notes to Financial Statements                                             17

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$ 1,000    Madison & St Clair Cnty, IL Sch Dist No 10
           Collinsville Rfdg (FGIC Insd)..................   5.000%   02/01/21   $    1,047,570
  3,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
           158 Cap Apprec (FGIC Insd).....................    *       01/01/17        1,855,440
  4,000    McHenry & Kane Cnty, IL Cmnty Cons Sch Dist No
           158 Cap Apprec (FGIC Insd).....................    *       01/01/18        2,349,520
  1,330    McHenry Cnty, IL Cmnty High Sch Dist No 154 Cap
           Apprec (FGIC Insd).............................    *       01/01/16          865,936
  6,000    Metropolitan Pier & Expo Auth IL Dedicated St
           Tax Rev McCormick Pl Expn Ser A (MBIA Insd)....   5.250    06/15/42        6,319,200
    175    Peoria, IL Ser B Rfdg (FGIC Insd)..............   5.000    01/01/20          184,051
  1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux Ser A
           (MBIA Insd)....................................    *       04/01/20          523,990
                                                                                 --------------
                                                                                    141,219,994
                                                                                 --------------
           INDIANA  2.9%
    990    Indiana Bd Bk Spl Pgm Ser A (Escrowed to
           Maturity) (AMBAC Insd).........................   9.750    08/01/09        1,093,039
  6,745    Indiana Hlth Fac Fin Auth Hosp Rev Cmnty Proj
           Ser A (AMBAC Insd).............................   5.000    05/01/35        6,943,236
  2,335    Lake Cnty, IN Bldg Corp First Mtg (MBIA Insd)
           (a)............................................   5.750    08/01/11        2,514,445
  1,550    Marion Cnty, IN Convention & Rec Lease Rent Ser
           A Rfdg (AMBAC Insd)............................   5.000    06/01/21        1,607,986
  1,700    New Prarie Utd Sch Bldg Corp Ind Rfdg (FSA
           Insd) (a)......................................   5.000    07/05/18        1,788,026
  2,000    Plainfield, IN Cmnty High Sch Bldg Corp First
           Mgt (FGIC Insd)................................   5.000    07/15/27        2,079,140
  2,555    Plainfield, IN Cmnty High Sch Bldg Corp First
           Mtg (FGIC Insd)................................   5.000    07/15/28        2,658,171
  1,055    Plainfield, IN Cmnty High Sch Bldg Corp First
           Mtg (FGIC Insd)................................   5.000    01/15/30        1,095,058
  1,900    South Harrison, IN 2000 Sch Bldg Corp Ser A
           (FSA Insd).....................................   5.250    01/15/25        2,025,818
  5,780    Wawasee Cmnty Sch Corp IN New Elem & Remodeling
           Bldg Corp First Mtg Rfdg (FSA Insd) (a)........   5.000    07/15/24        6,086,456
  4,900    Wayne Twp, IN Marion Cnty Sch First Mtg Rfdg
           (FGIC Insd)....................................   5.000    07/15/27        5,133,338
                                                                                 --------------
                                                                                     33,024,713
                                                                                 --------------
           IOWA  0.2%
  2,375    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd)................................   5.750    07/01/17        2,473,349
                                                                                 --------------

 18                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           LOUISIANA  2.5%
$ 4,065    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
           Lake Charles Mem Hosp Proj Ser A (Connie Lee
           Insd)..........................................   6.375%   12/01/12   $    4,385,159
  5,530    Calcasieu Parish, LA Mem Hosp Svc Dist Hosp Rev
           Lake Charles Mem Hosp Proj Ser A (Connie Lee
           Insd)..........................................   6.500    12/01/18        6,591,539
  7,500    Lafayette, LA Util Rev (MBIA Insd).............   5.250    11/01/24        7,981,725
    655    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/16          703,522
  2,035    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd) (a)...........................   5.375    12/01/17        2,180,848
  2,150    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd) (a)...........................   5.375    12/01/18        2,304,091
  2,165    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/19        2,320,166
  2,295    Louisiana Loc Govt Environment BRCC Fac Corp
           Proj (MBIA Insd)...............................   5.375    12/01/20        2,459,483
    680    New Orleans, LA Home Mtg Auth Single Family Mtg
           Rev 1985 Ser A (MBIA Insd).....................    *       09/15/16          229,296
                                                                                 --------------
                                                                                     29,155,829
                                                                                 --------------
           MASSACHUSETTS  0.3%
  2,700    Massachusetts Muni Whsl Elec Co Nuclear Mix 1-A
           (MBIA Insd)....................................   5.250    07/01/13        2,903,256
    175    Massachusetts Muni Whsl Elec Co Proj No 6-A
           (MBIA Insd)....................................   5.250    07/01/16          187,520
                                                                                 --------------
                                                                                      3,090,776
                                                                                 --------------
           MICHIGAN  2.7%
    125    Chippewa Valley, MI Sch Bldg & Site (FSA
           Insd)..........................................   5.000    05/01/20          131,855
  5,000    Detroit, MI City Sch Dist Sch Bldg & Site Impt
           Ser A Rfdg (FSA Insd)..........................   5.000    05/01/25        5,212,950
  1,400    Huron, MI Sch Dist (FSA Insd)..................   5.250    05/01/21        1,478,876
 10,000    Michigan Muni Bd Auth Rev Sch Dist City of
           Detroit (FSA Insd).............................   5.000    06/01/19       10,474,900
  5,000    Michigan Muni Bd Auth Rev Sch Dist City of
           Detroit (FSA Insd).............................   5.000    06/01/20        5,225,900
  2,520    Southgate, MI Cmnty Sch Dist Rfdg (FGIC Insd)
           (a)............................................   5.000    05/01/22        2,648,495
  2,675    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
           (FGIC Insd)....................................   5.375    12/01/17        2,871,559
  2,840    Wayne Charter Cnty, MI Arpt Rev Ser C Rfdg
           (FGIC Insd)....................................   5.375    12/01/20        3,048,683
                                                                                 --------------
                                                                                     31,093,218
                                                                                 --------------

See Notes to Financial Statements                                             19

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           MISSISSIPPI  0.2%
$ 1,000    Harrison Cnty, MS Wastewtr Mgmt & Solid
           Wastewtr Treatment Fac Ser A Rfdg (FGIC
           Insd)..........................................   8.500%   02/01/13   $    1,249,130
  1,050    Tupelo, MS Pub Sch Dist Rfdg (FSA Insd)........   5.000    11/01/15        1,112,444
                                                                                 --------------
                                                                                      2,361,574
                                                                                 --------------
           MISSOURI  0.4%
  1,170    Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
           (FSA Insd).....................................   5.500    03/01/16        1,251,736
  1,225    Mehlville, MO Sch Dist No R-9 Ctf Partn Ser A
           (FSA Insd).....................................   5.500    03/01/17        1,308,766
    900    Saint Louis Cnty MO Regl Contv & Sports Complex
           Auth Convtn & Sports Fac Rfdg (AMBAC Insd).....   5.250    08/15/17          959,274
    940    Saint Louis, MO Arpt Rev Cap Impt Pgm Ser A
           (MBIA Insd)....................................   5.375    07/01/17        1,005,960
                                                                                 --------------
                                                                                      4,525,736
                                                                                 --------------
           NEBRASKA  0.3%
  3,620    Saunders Cnty, NE (FSA Insd) (a)...............   5.000    11/01/35        3,699,097
                                                                                 --------------

           NEVADA  1.5%
  5,020    Clark Cnty, NV Arpt Rev Rols RR II 292-3
           (Inverse Fltg) (Acquired 07/30/04, Cost
           $5,493,386) (AMT) (FGIC Insd) (b)..............   7.673    07/01/22        5,744,135
 10,000    Director St, NV Dept Business & Ind Las Vegas
           Monorail Proj First Tier (AMBAC Insd)..........   5.625    01/01/32       10,732,400
    935    Reno, NV Cap Impt Rev (FGIC Insd)..............   5.125    06/01/26          969,623
                                                                                 --------------
                                                                                     17,446,158
                                                                                 --------------
           NEW HAMPSHIRE  0.2%
  2,500    New Hampshire St Tpk Sys Rev Ser C Rfdg
           (Inverse Fltg) (FGIC Insd).....................  10.511    11/01/17        2,688,700
                                                                                 --------------

           NEW JERSEY  0.6%
  4,000    New Jersey Econ Dev Auth Rev Motor Vehicle Sur
           Rev Ser A (MBIA Insd)..........................   5.000    07/01/23        4,174,120
  2,760    Newark, NJ Hsg Auth Port Auth Newark Marine
           Term (MBIA Insd)...............................   5.500    01/01/28        2,991,260
                                                                                 --------------
                                                                                      7,165,380
                                                                                 --------------
           NEW YORK  2.3%
  5,000    Long Island Pwr Auth NY Gen Ser A (XLCA Insd)..   5.000    12/01/26        5,224,700
  5,470    New York City Hlth & Hosp Hlth Sys Ser A (FSA
           Insd)..........................................   5.000    02/15/21        5,685,299
 11,300    New York City Sub Ser F-1 (XLCA Insd)..........   5.000    09/01/22       11,866,582
  3,105    New York St Dorm Auth Rev Insd Brooklyn Law Sch
           Ser B (XLCA Insd) (a)..........................   5.375    07/01/21        3,344,861
                                                                                 --------------
                                                                                     26,121,442
                                                                                 --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           NORTH CAROLINA  1.6%
$ 5,000    North Carolina Eastn Muni Pwr Agy Sys Rev Ser A
           Rfdg (AMBAC Insd)..............................   5.250%   01/01/20   $    5,393,300
 10,000    North Carolina Muni Pwr Agy Ser A
           (MBIA Insd)....................................   5.250    01/01/18       10,656,300
  2,735    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd)..........................................   5.250    01/01/19        2,914,498
                                                                                 --------------
                                                                                     18,964,098
                                                                                 --------------
           NORTH DAKOTA  1.1%
  5,000    Mercer Cnty, ND Pollutn Ctl Rev Antelope Vly
           Station Rfdg (AMBAC Insd)......................   7.200    06/30/13        5,761,300
  2,125    North Dakota St Brd Higher Ed Rev Hsg & Aux Fac
           Univ ND (FGIC Insd)............................   5.000    04/01/32        2,190,684
  5,000    Oliver Cnty, ND Pollutn Ctl Rev Square Butte
           Elec Coop Ser A Rfdg (AMBAC Insd)..............   5.300    01/01/27        5,241,400
                                                                                 --------------
                                                                                     13,193,384
                                                                                 --------------
           OHIO  0.6%
  1,000    Chillicothe, OH City Sch Dist Sch Impt (FGIC
           Insd)..........................................   5.250    12/01/26        1,072,260
  5,000    Columbus, OH City Sch Dist Sch Fac Constr &
           Impt (FSA Insd)................................   5.250    12/01/27        5,353,400
                                                                                 --------------
                                                                                      6,425,660
                                                                                 --------------
           OKLAHOMA  3.1%
    650    Claremore, OK Pub Wk Auth Elec Sys Rev (FSA
           Insd)..........................................   5.000    06/01/23          679,081
  2,340    Claremore, OK Pub Wk Auth Util Sys Rev Rfdg
           (FSA Insd) (a).................................   5.000    07/01/25        2,446,961
  2,890    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)...   5.250    07/01/19        3,123,194
  1,480    Jenks, OK Aquarium Auth Rev Rfdg (MBIA Insd)...   5.250    07/01/33        1,583,378
  4,320    McAlester, OK Pub Wks Auth Util Cap Apprec Ser
           A (FSA Insd)...................................    *       02/01/30        1,182,168
  5,660    Mustang, OK Impt Auth Util Rev (FSA Insd)......   5.800    10/01/30        6,122,082
  2,020    Oklahoma City, OK Arpt Tr Jr Lien 27th Ser A
           (FSA Insd).....................................   5.000    07/01/17        2,098,517
  2,400    Oklahoma City, OK Pub Ppty Auth Hotel Tax Rev
           (FGIC Insd)....................................   5.250    10/01/29        2,571,456
  2,000    Oklahoma Colleges Brd Regt Stad Univ Cent OK
           Ser B (AMBAC Insd).............................   5.500    06/01/24        2,183,260
  2,995    Sallisaw, OK Muni Auth Util Sys Rev (XLCA
           Insd)..........................................   5.000    01/01/25        3,118,634
  2,000    Tulsa, OK Cmnty College Rev (AMBAC Insd).......   5.500    07/01/22        2,175,300
  8,260    Tulsa, OK Tulsa Indl Auth Rev Univ Tulsa Ser A
           (MBIA Insd)....................................   5.375    10/01/31        8,718,265
                                                                                 --------------
                                                                                     36,002,296
                                                                                 --------------
           OREGON  0.5%
  4,835    Oregon St Dept Admin Ser B Rfdg (MBIA Insd)....   5.250    05/01/17        5,151,596
                                                                                 --------------

See Notes to Financial Statements                                             21

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           PENNSYLVANIA  3.2%
$ 5,000    Allegheny Cnty, PA Hosp Dev Auth Rev Insd Hlth
           Sys Ser A (MBIA Insd)..........................   6.500%   11/15/30   $    5,609,150
  4,875    Allegheny Cnty, PA Hosp Dev Auth Rev Pittsburgh
           Mercy Hlth Sys Inc (Escrowed to Maturity)
           (AMBAC Insd)...................................   5.625    08/15/26        5,187,049
  3,000    Harrisburg, PA Auth Res Gtd Sub Ser D-2
           (Variable Rate Coupon) (FSA Insd)..............   5.000    12/01/33        3,190,140
  3,000    Lycoming Cnty, PA Auth College Rev PA College
           of Technology (AMBAC Insd).....................   5.350    07/01/26        3,162,810
  1,375    Pennsylvania St Higher Ed Fac Auth Rev St Sys
           Higher Ed Ser P (AMBAC Insd)...................   5.000    12/15/16        1,410,888
  2,990    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
           4th Ser (FSA Insd).............................   5.250    08/01/18        3,167,815
  4,555    Philadelphia, PA Gas Wks Rev 1998 Gen Ordinance
           4th Ser (FSA Insd).............................   5.250    08/01/21        4,814,180
  1,485    Philadelphia, PA Gas Wks Rev Eighteenth Ser
           (AGL Insd).....................................   5.250    08/01/20        1,578,035
  3,665    Philadelphia, PA Gas Wks Rev Fifth Ser A-1 (AGL
           Insd) (a)......................................   5.250    09/01/17        3,916,566
  5,000    State Pub Sch Bldg Auth PA Sch Lease
           Philadelphia Sch Dist Proj (FSA Insd)..........   5.250    06/01/26        5,293,800
                                                                                 --------------
                                                                                     37,330,433
                                                                                 --------------
           SOUTH CAROLINA  1.9%
  2,050    Columbia, SC Ctf Partn Tourism Dev Fee Pledge
           (AMBAC Insd)...................................   5.250    06/01/19        2,170,848
  3,325    Columbia, SC Pkg Fac Rev Ser A (CIFG Insd).....   5.000    02/01/37        3,411,949
  5,170    Easley, SC Util Rev Impt & Rfdg (FSA Insd).....   5.000    12/01/34        5,372,561
  6,500    South Carolina Jobs Econ Dev Auth Indl Rev Elec
           & Gas Co Proj Ser A (AMBAC Insd)...............   5.200    11/01/27        6,872,125
  4,000    South Carolina Jobs Econ Tuomey (CIFG Insd)....   5.000    11/01/30        4,121,280
                                                                                 --------------
                                                                                     21,948,763
                                                                                 --------------
           SOUTH DAKOTA  1.1%
    715    Minnehaha Cnty, SD Ctf Ltd Tax (FSA Insd)......   5.000    12/01/14          760,217
  1,455    Rapid City, SD Sales Tax Rev Rfdg (AMBAC
           Insd)..........................................   5.500    06/01/12        1,568,766
  5,205    South Dakota St Lease Rev Tr Ctf Ser A (FSA
           Insd)..........................................   6.625    09/01/12        5,857,239
  4,000    South Dakota St Lease Rev Tr Ctf Ser A (FSA
           Insd)..........................................   6.700    09/01/17        4,859,560
                                                                                 --------------
                                                                                     13,045,782
                                                                                 --------------
           TEXAS  8.9%
  1,165    Alamo, TX Cmnty College Dist Combined Fee Rfdg
           (FSA Insd).....................................   5.000    11/01/22        1,210,155
  5,000    Brazos Riv Auth TX Rev Houston Ind Inc Proj Ser
           C (Variable Rate Coupon) (AMBAC Insd)..........   5.125    05/01/19        5,199,600

 22                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 2,000    Colorado Riv, TX Muni Wtr Dist Sys Rfdg (AMBAC
           Insd)..........................................   5.375%   01/01/19   $    2,149,520
  3,055    Dallas Fort Worth, TX Intl Arpt Rols RR II
           291-1 (Inverse Fltg) (Acquired 07/19/04, Cost
           $3,448,667) (AMT) (FSA Insd) (a) (b)...........   7.673    11/01/19        3,506,071
  2,000    Dallas Fort Worth, TX Intl Arpt Rols RR II
           291-2 (Inverse Fltg) (Acquired 07/19/04, Cost
           $2,164,480) (AMT) (FSA Insd) (a) (b)...........   7.419    11/01/21        2,241,800
  4,500    Harris Cnty, TX Toll Rd Sr Lien Rfdg (MBIA
           Insd)..........................................   5.125    08/15/17        4,626,720
  4,605    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd)...   5.500    07/01/17        4,959,585
  2,000    Houston, TX Arpt Sys Rev Sub Lien (FSA Insd)...   5.500    07/01/18        2,154,000
  2,000    Houston, TX Pub Impt Ser A Rfdg (MBIA Insd)....   5.375    03/01/18        2,161,000
  7,500    Houston, TX Util Sys Rev First Lien Rfdg (FSA
           Insd)..........................................   5.000    11/15/27        7,804,725
 22,500    Houston, TX Util Sys Rev First Lien Ser A Rfdg
           (FGIC Insd)....................................   5.250    05/15/23       23,975,100
  7,930    Lancaster, TX Indpt Sch Dist Rfdg (FSA Insd)...   5.750    02/15/30        8,878,745
  1,790    Laredo, TX Cmnty College Dist Combined Fee Rev
           Bldg Rfdg (AMBAC Insd).........................   5.300    08/01/26        1,880,037
  4,665    North Harris Cnty, TX Regl Wtr Sr Lien (MBIA
           Insd) (a)......................................   5.000    12/15/29        4,843,110
  3,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
           Christi Proj Rfdg (FSA Insd)...................   5.000    07/15/25        3,120,750
  2,000    Nueces Riv Auth TX Wtr Supply Rev Fac Corpus
           Christi Proj Rfdg (FSA Insd)...................   5.000    03/01/27        2,075,880
  2,220    Raven Hills, TX Higher Ed Corp Cardinal Vlg Llc
           Lamar Univ A (MBIA Insd).......................   5.500    08/01/28        2,401,552
  2,000    San Antonio, TX Hotel Occupancy Rev Sub Lien
           Ser A Rfdg (AMBAC Insd)........................   5.000    08/15/29        2,055,320
  1,750    Tarrant Cnty, TX Hlth Fac Dev Corp Hlth Sys Rev
           Ser B (Escrowed to Maturity) (FGIC Insd).......   5.000    09/01/15        1,862,945
  1,060    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
           Insd)..........................................   5.250    03/01/18        1,131,084
  2,000    Tarrant Regl Wtr Dist TX Impt Rfdg (FSA
           Insd)..........................................   5.250    03/01/20        2,133,380
 10,000    Texas St Tpk Auth Cent TX Tpk First Tier Ser A
           (AMBAC Insd)...................................   5.500    08/15/39       10,749,200
  1,800    Tyler, TX Indpt Sch Dist (FSA Insd) (a)........   5.000    02/15/27        1,865,808
                                                                                 --------------
                                                                                    102,986,087
                                                                                 --------------
           UTAH  0.3%
  2,140    Murray City, UT Swr & Wtr Rev (AMBAC Insd).....   5.250    10/01/23        2,288,965
    595    Provo, UT Elec Rev 1984 Ser A Rfdg (Escrowed to
           Maturity) (AMBAC Insd).........................  10.375    09/15/15          776,856
                                                                                 --------------
                                                                                      3,065,821
                                                                                 --------------

See Notes to Financial Statements                                             23

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           WASHINGTON  7.3%
$ 4,115    Chelan Cnty, WA Sch Dist No 246 (FSA Insd).....   5.000%   12/01/21   $    4,280,629
  2,990    Clark Cnty, WA Pub Util Dist No 001 Wtr Rev
           (FSA Insd).....................................   5.125    01/01/20        3,128,108
 11,340    Energy Northwest WA Elec Rev Columbia
           Generating Ser A Rfdg (FSA Insd)...............   5.500    07/01/17       12,266,024
  4,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)................................   5.500    07/01/17        4,867,470
 14,500    Energy Northwest WA Elec Rev Proj No 3 Ser A
           Rfdg (FSA Insd)................................   5.500    07/01/18       15,684,070
  5,000    Energy Northwest WA Elec Rev Proj No 3 Ser B
           Rfdg (FSA Insd)................................   6.000    07/01/16        5,577,050
  1,365    Energy Northwest WA Wind Proj (AMBAC Insd).....   5.000    07/01/23        1,406,605
  5,540    Everett, WA Wtr & Swr Rev (MBIA Insd)..........   5.000    12/01/29        5,770,298
  1,215    Fife, WA Wtr & Swr Rev (MBIA Insd) (a).........   5.000    04/01/24        1,262,470
  1,895    Fife, WA Wtr & Swr Rev (MBIA Insd).............   5.125    04/01/24        1,906,939
  1,160    Fife, WA Wtr & Swr Rev (MBIA Insd) (a).........   5.000    04/01/29        1,199,788
  2,500    Goat Hill Ppty WA Lease Rev Govt Office Bldg
           Proj (MBIA Insd)...............................   5.000    12/01/33        2,567,950
  1,025    Grant Cnty, WA Pub Util Dist No 2 Rev Second
           Ser C Rfdg (AMBAC Insd) (a)....................   6.000    01/01/17        1,052,911
  2,000    Port Seattle, WA Rev Inter Lien Ser A Rfdg
           (MBIA Insd)....................................   5.000    03/01/28        2,076,440
  3,000    Port Seattle, WA Rev Inter Lien Ser A Rfdg
           (MBIA Insd)....................................   5.000    03/01/35        3,092,370
  2,000    Seattle, WA Muni Lt & Pwr Rev Impt & Rfdg (FSA
           Insd)..........................................   5.500    03/01/18        2,133,080
  2,565    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.500    12/01/23        2,769,661
    145    Snohomish Cnty, WA Pub Util 1 (FSA Insd).......   5.000    12/01/24          149,759
  2,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.750    12/01/25        2,214,120
  2,420    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.750    12/01/26        2,673,906
  3,000    Spokane, WA Pub Fac Dist Hotel (MBIA Insd).....   5.250    09/01/33        3,157,260
  1,465    Tacoma, WA Solid Waste Util Rev Rfdg (AMBAC
           Insd)..........................................   5.375    12/01/18        1,565,001
  2,075    Tacoma, WA Solid Waste Util Rev Rfdg (AMBAC
           Insd) (a)......................................   5.375    12/01/19        2,216,640
  1,600    Washington St Ser R 99A Rfdg (FGIC Insd).......   5.000    01/01/17        1,643,488
                                                                                 --------------
                                                                                     84,662,037
                                                                                 --------------
           WEST VIRGINIA  0.1%
  1,530    West Virginia Econ Dev Auth Lease Rev
           Correctional Juvenile & Pub-A (MBIA Insd)......   5.500    06/01/19        1,664,915
                                                                                 --------------

           WISCONSIN  0.5%
  1,350    Plover, WI Wtr Sys Rev (AMBAC Insd) (a)........   5.400    12/01/16        1,425,006
  1,500    Plover, WI Wtr Sys Rev (AMBAC Insd) (a)........   5.500    12/01/18        1,585,740

 24                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                      COUPON    MATURITY       VALUE
-----------------------------------------------------------------------------------------------
           WISCONSIN (CONTINUED)
$ 1,405    Racine, WI Wtrwks Rev Sys Mtg (MBIA Insd)
           (a)............................................   5.250%   09/01/16   $    1,496,901
    750    Wilmot, WI Un High Sch Dist Ser B Rfdg (FSA
           Insd)..........................................   5.000    03/01/23          792,315
                                                                                 --------------
                                                                                      5,299,962
                                                                                 --------------
           PUERTO RICO  0.3%
  3,000    Puerto Rico Indl Tourist Ed Med & Environmental
           Ctl Fac Hosp Aux (MBIA Insd)...................   6.250    07/01/16        3,036,600
                                                                                 --------------
TOTAL LONG-TERM INVESTMENTS  95.9%
  (Cost $1,070,087,256).......................................................    1,110,708,136
SHORT-TERM INVESTMENTS  4.0%
  (Cost $46,440,000)..........................................................       46,440,000
                                                                                 --------------
TOTAL INVESTMENTS  99.9%
  (Cost $1,116,527,256).......................................................    1,157,148,136
OTHER ASSETS IN EXCESS OF LIABILITIES  0.1%...................................          608,433
                                                                                 --------------

NET ASSETS  100.0%............................................................   $1,157,756,569
                                                                                 ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 4.5% of net assets.

(c) Security purchased on a when-issued or delayed delivery basis.

(d) Security converts to a fixed coupon rate at a predetermined date.

(e) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(f) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AGL--Assured Guaranty Ltd.

AMBAC--AMBAC Indemnity Corp.

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             25

VAN KAMPEN INSURED TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

FUTURES CONTRACTS OUTSTANDING AS OF MARCH 31, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
SHORT CONTRACTS:                                              CONTRACTS    DEPRECIATION
U.S. Treasury Notes 5-Year Futures June 2006
  (Current Notional Value of $104,438 per contract).........    1,928        $813,046
                                                                -----        --------

SWAP AGREEMENT OUTSTANDING AS OF MARCH 31, 2006:

                                                 PAY/
INTEREST RATE SWAP                             RECEIVE                          NOTIONAL    UNREALIZED
                                               FLOATING   FIXED    EXPIRATION    AMOUNT    APPRECIATION/
COUNTERPARTY           FLOATING RATE INDEX       RATE      RATE       DATE       (000)     DEPRECIATION
JP Morgan Chase Bank   USD-BMA Municipal
  N.A.                 Swap Index              Receive    4.137%    06/28/26     32,540      $474,497
                                                                                 ------      --------

 26                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $1,116,527,256).....................  $1,157,148,136
Cash........................................................         450,733
Receivables:
  Interest..................................................      14,705,064
  Investments Sold..........................................       4,424,993
  Fund Shares Sold..........................................         209,146
Swap Contracts..............................................         474,497
Other.......................................................         280,600
                                                              --------------
    Total Assets............................................   1,177,693,169
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      16,265,667
  Fund Shares Repurchased...................................       1,258,406
  Income Distributions......................................         841,035
  Investment Advisory Fee...................................         502,233
  Distributor and Affiliates................................         401,585
  Variation Margin on Futures...............................          90,375
Trustees' Deferred Compensation and Retirement Plans........         353,377
Accrued Expenses............................................         223,922
                                                              --------------
    Total Liabilities.......................................      19,936,600
                                                              --------------
NET ASSETS..................................................  $1,157,756,569
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,107,589,281
Net Unrealized Appreciation.................................      41,908,423
Accumulated Net Realized Gain...............................       7,256,179
Accumulated Undistributed Net Investment Income.............       1,002,686
                                                              --------------
NET ASSETS..................................................  $1,157,756,569
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,083,956,893 and 58,910,494 shares of
    beneficial interest issued and outstanding).............  $        18.40
    Maximum sales charge (4.75%* of offering price).........             .92
                                                              --------------
    Maximum offering price to public........................  $        19.32
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $50,200,564 and 2,731,523 shares of
    beneficial interest issued and outstanding).............  $        18.38
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $21,862,552 and 1,190,645 shares of
    beneficial interest issued and outstanding).............  $        18.36
                                                              ==============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,736,560 and 94,381 shares of beneficial
    interest issued and outstanding)........................  $        18.40
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements                                             27

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 27,728,659
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,970,017
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,329,112, $264,954 and $110,034,
  respectively).............................................     1,704,100
Shareholder Services........................................       346,959
Custody.....................................................        60,057
Legal.......................................................        52,594
Trustees' Fees and Related Expenses.........................        23,651
Other.......................................................       268,851
                                                              ------------
    Total Expenses..........................................     5,426,229
    Less Credits Earned on Cash Balances....................        32,537
                                                              ------------
    Net Expenses............................................     5,393,692
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 22,334,967
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  6,071,101
  Futures...................................................     6,223,021
                                                              ------------
Net Realized Gain...........................................    12,294,122
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    60,107,152
                                                              ------------
  End of the Period:
    Investments.............................................    40,620,880
    Futures.................................................       813,046
    Swap Contracts..........................................       474,497
                                                              ------------
                                                                41,908,423
                                                              ------------
Net Unrealized Depreciation During the Period...............   (18,198,729)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (5,904,607)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 16,430,360
                                                              ============

 28                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $   22,334,967       $   45,435,392
Net Realized Gain....................................       12,294,122           18,143,294
Net Unrealized Depreciation During the Period........      (18,198,729)         (18,879,056)
                                                        --------------       --------------
Change in Net Assets from Operations.................       16,430,360           44,699,630
                                                        --------------       --------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (20,871,862)         (43,893,696)
  Class B Shares.....................................         (809,247)          (1,921,231)
  Class C Shares.....................................         (336,305)            (636,583)
  Class I Shares.....................................          (36,935)              (9,817)
                                                        --------------       --------------
                                                           (22,054,349)         (46,461,327)
                                                        --------------       --------------

Distributions from Net Realized Gain:
  Class A Shares.....................................      (22,486,062)         (10,259,399)
  Class B Shares.....................................       (1,089,279)            (577,204)
  Class C Shares.....................................         (456,473)            (180,088)
  Class I Shares.....................................          (37,990)                 -0-
                                                        --------------       --------------
                                                           (24,069,804)         (11,016,691)
                                                        --------------       --------------
Total Distributions..................................      (46,124,153)         (57,478,018)
                                                        --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (29,693,793)         (12,778,388)
                                                        --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................       37,460,475           76,930,648
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       37,455,488           44,697,062
Cost of Shares Repurchased...........................      (81,510,094)        (138,280,579)
                                                        --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       (6,594,131)         (16,652,869)
                                                        --------------       --------------
TOTAL DECREASE IN NET ASSETS.........................      (36,287,924)         (29,431,257)
NET ASSETS:
Beginning of the Period..............................    1,194,044,493        1,223,475,750
                                                        --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $1,002,686
  and $722,068, respectively)........................   $1,157,756,569       $1,194,044,493
                                                        ==============       ==============

See Notes to Financial Statements                                             29

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                            SIX MONTHS
                              ENDED                       YEAR ENDED SEPTEMBER 30,
CLASS A                     MARCH 31,     --------------------------------------------------------
                               2006         2005        2004        2003      2002 (b)      2001
                            ----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............  $  18.87     $  19.07    $  19.27    $  19.65    $  19.22    $  18.27
                             --------     --------    --------    --------    --------    --------
  Net Investment Income....       .36(a)       .72         .76         .77         .81         .86
  Net Realized and
    Unrealized Gain/Loss...      (.10)        (.01)        .02        (.23)        .87         .98
                             --------     --------    --------    --------    --------    --------
Total from Investment
  Operations...............       .26          .71         .78         .54        1.68        1.84
                             --------     --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income......       .35          .74         .75         .74         .81         .89
  Distributions from Net
    Realized Gain..........       .38          .17         .23         .18         .44         -0-
                             --------     --------    --------    --------    --------    --------
Total Distributions........       .73          .91         .98         .92        1.25         .89
                             --------     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD...................  $  18.40     $  18.87    $  19.07    $  19.27    $  19.65    $  19.22
                             ========     ========    ========    ========    ========    ========

Total Return (c)...........     1.45%*       3.77%       4.22%       2.90%       9.28%      10.28%
Net Assets at End of the
  Period (In millions).....  $1,084.0     $1,114.2    $1,137.2    $1,209.9    $1,244.3    $1,129.6
Ratio of Expenses to
  Average Net Assets.......      .87%         .88%        .87%        .86%        .87%        .90%
Ratio of Net Investment
  Income to Average Net
  Assets...................     3.86%        3.81%       3.99%       4.02%       4.30%       4.55%
Portfolio Turnover.........       24%*         66%         40%         61%         54%         80%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 4.27% to 4.30%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 30                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS B                             MARCH 31,     ------------------------------------------------
                                       2006        2005      2004      2003     2002 (b)     2001
                                    --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $18.85      $19.05    $19.24    $19.63     $19.20     $18.26
                                      ------      ------    ------    ------     ------     ------
  Net Investment Income............      .29(a)      .59       .62       .63        .66        .70
  Net Realized and Unrealized Gain/
    Loss...........................     (.10)       (.02)      .02      (.24)       .88        .99
                                      ------      ------    ------    ------     ------     ------
Total from Investment Operations...      .19         .57       .64       .39       1.54       1.69
                                      ------      ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment
    Income.........................      .28         .60       .60       .60        .67        .75
  Distributions from Net Realized
    Gain...........................      .38         .17       .23       .18        .44        -0-
                                      ------      ------    ------    ------     ------     ------
Total Distributions................      .66         .77       .83       .78       1.11        .75
                                      ------      ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $18.38      $18.85    $19.05    $19.24     $19.63     $19.20
                                      ======      ======    ======    ======     ======     ======

Total Return (c)...................    1.07%*      3.04%     3.43%     2.08%      8.47%      9.42%
Net Assets at End of the Period (In
  millions)........................   $ 50.2      $ 56.2    $ 66.4    $ 82.6     $ 87.2     $ 49.2
Ratio of Expenses to Average Net
  Assets...........................    1.63%       1.64%     1.63%     1.62%      1.63%      1.69%
Ratio of Net Investment Income to
  Average Net Assets...............    3.10%       3.05%     3.23%     3.26%      3.53%      3.76%
Portfolio Turnover.................      24%*        66%       40%       61%        54%        80%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             31

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS C                             MARCH 31,     ------------------------------------------------
                                       2006        2005      2004      2003     2002 (b)     2001
                                    --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $18.84      $19.04    $19.23    $19.62     $19.19     $18.25
                                      ------      ------    ------    ------     ------     ------
  Net Investment Income............      .29(a)      .58       .62       .63        .67        .69
  Net Realized and Unrealized
    Gain/Loss......................     (.11)       (.01)      .02      (.24)       .87       1.00
                                      ------      ------    ------    ------     ------     ------
Total from Investment Operations...      .18         .57       .64       .39       1.54       1.69
                                      ------      ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment
    Income.........................      .28         .60       .60       .60        .67        .75
  Distributions from Net Realized
    Gain...........................      .38         .17       .23       .18        .44        -0-
                                      ------      ------    ------    ------     ------     ------
Total Distributions................      .66         .77       .83       .78       1.11        .75
                                      ------      ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $18.36      $18.84    $19.04    $19.23     $19.62     $19.19
                                      ======      ======    ======    ======     ======     ======

Total Return (c)...................    1.02%*      3.04%     3.43%     2.08%      8.48%      9.42%
Net Assets at End of the Period (In
  millions)........................   $ 21.9      $ 21.7    $ 19.9    $ 24.1     $ 22.1     $ 11.2
Ratio of Expenses to Average Net
  Assets...........................    1.63%       1.64%     1.63%     1.62%      1.63%      1.65%
Ratio of Net Investment Income to
  Average Net Assets...............    3.10%       3.05%     3.23%     3.25%      3.53%      3.80%
Portfolio Turnover.................      24%*        66%       40%       61%        54%        80%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 3.50% to 3.53%. Per share, ratios and supplemental data for the periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 32                                            See Notes to Financial Statements

VAN KAMPEN INSURED TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                             SIX MONTHS     AUGUST 12, 2005
                                                               ENDED        (COMMENCEMENT OF
CLASS I                                                      MARCH 31,       OPERATIONS) TO
                                                                2006       SEPTEMBER 30, 2005
                                                             --------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD....................   $18.87            $18.93
                                                               ------            ------
  Net Investment Income.....................................      .38(a)            .10
  Net Realized and Unrealized Loss..........................     (.09)             (.06)
                                                               ------            ------
Total from Investment Operations............................      .29               .04
                                                               ------            ------
Less:
  Distributions from Net Investment Income..................      .38               .10
  Distributions from Net Realized Gain......................      .38               -0-
                                                               ------            ------
Total Distributions.........................................      .76               .10
                                                               ------            ------
NET ASSET VALUE, END OF THE PERIOD..........................   $18.40            $18.87
                                                               ======            ======

Total Return (b)............................................    1.58%*            0.20%*
Net Assets at End of the Period (In millions)...............   $  1.7            $  1.9
Ratio of Expenses to Average Net Assets.....................     .63%              .64%
Ratio of Net Investment Income to Average Net Assets........    4.10%             4.06%
Portfolio Turnover..........................................      24%*              66%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements                                             33

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Insured Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors a high level of current income exempt from federal income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured municipal securities. The Fund commenced investment operations on December 14, 1984. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, the Fund had $12,153,897 when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2006, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $1,115,802,593
                                                              ==============
Gross tax unrealized appreciation...........................  $   43,926,309
Gross tax unrealized depreciation...........................      (2,580,766)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   41,345,543
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distributions paid from:
  Ordinary Income...........................................  $ 1,834,335
  Long-term capital gain....................................    9,269,523
                                                              -----------
                                                              $11,103,858
                                                              ===========

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $ 5,035,342
Undistributed long-term capital gain........................   15,304,816

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. INSURANCE EXPENSES The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six-months ended March 31, 2006, the Fund's custody fee was reduced by $32,537 as a result of credits earned on cash balances.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .525%
Next $500 million...........................................     .500%
Next $500 million...........................................     .475%
Over $1.5 billion...........................................     .450%

    For the six-months ended March 31, 2006, the Fund recognized expenses of approximately $16,000 representing legal expenses provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six-months ended March 31, 2006, the Fund recognized expenses of approximately $67,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six-months ended March 31, 2006, the Fund recognized expenses of approximately $280,400, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $247,903 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligations and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six-months ended March 31, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $90,600 and

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

CDSC on redeemed shares of approximately $29,800. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six-months ended March 31, 2006 and year ended September 30, 2005, transactions were as follows:

                                              FOR THE                        FOR THE
                                          SIX MONTH ENDED                  YEAR ENDED
                                           MARCH 31, 2006              SEPTEMBER 30, 2005
                                     --------------------------    ---------------------------
                                       SHARES         VALUE          SHARES          VALUE
Sales:
  Class A..........................   1,795,795    $ 33,458,989     3,391,018    $  64,402,543
  Class B..........................      82,220       1,530,745       254,051        4,816,384
  Class C..........................     128,101       2,386,270       298,578        5,659,465
  Class I..........................       4,499          84,471       108,413        2,052,256
                                     ----------    ------------    ----------    -------------
Total Sales........................   2,010,615    $ 37,460,475     4,052,060    $  76,930,648
                                     ==========    ============    ==========    =============
Dividend Reinvestment:
  Class A..........................   1,913,973    $ 35,422,323     2,239,715    $  42,453,709
  Class B..........................      73,427       1,356,915        87,830        1,662,581
  Class C..........................      32,573         601,334        30,180          570,946
  Class I..........................       4,046          74,916           519            9,826
                                     ----------    ------------    ----------    -------------
Total Dividend Reinvestment........   2,024,019    $ 37,455,488     2,358,244    $  44,697,062
                                     ==========    ============    ==========    =============
Repurchases:
  Class A..........................  (3,834,577)   $(71,376,897)   (6,212,732)   $(117,927,260)
  Class B..........................    (405,805)     (7,552,569)     (844,830)     (16,033,908)
  Class C..........................    (124,525)     (2,313,297)     (219,186)      (4,154,336)
  Class I..........................     (14,379)       (267,331)       (8,717)        (165,075)
                                     ----------    ------------    ----------    -------------
Total Repurchases..................  (4,379,286)   $(81,510,094)   (7,285,465)   $(138,280,579)
                                     ==========    ============    ==========    =============

4. REDEMPTION FEES

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six-months ended March 31, 2006, the Fund received redemption fees of approximately $800, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $269,124,160 and $293,663,148, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Notes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts, for the six-months ended March 31, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................    2,992
Futures Opened..............................................    8,580
Futures Closed..............................................   (9,644)
                                                               ------
Outstanding at March 31, 2006...............................    1,928
                                                               ======

B. INVERSE FLOATING RATE SECURITIES An Inverse Floating Rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

C. INTEREST RATE SWAPS The Fund may enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts. If there is a default by the counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $1,232,900 and $67,400 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally,

VAN KAMPEN INSURED TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

plaintiffs' Motion for Leave to file a Supplemental Pleading was denied. This matter is now concluded.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of plaintiff's claims. Additionally, plaintiff and the named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

    While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

VAN KAMPEN INSURED TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

J. DAVID GERMANY
Vice President

DENNIS SHEA
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Insured Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  32, 332, 532
                                                                 TFIN SAR 5/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RA06-00369P-Y03/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Strategic Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/06

                               A SHARES                B SHARES                C SHARES
                               6/28/85                 4/30/93                 8/13/93
---------------------------------------------------------------------------------------------
                                       W/MAX                   W/MAX                   W/MAX
                                       4.75%                   4.00%                   1.00%
AVERAGE ANNUAL           W/O SALES     SALES     W/O SALES     SALES     W/O SALES     SALES
TOTAL RETURNS             CHARGES     CHARGES     CHARGES     CHARGES     CHARGES     CHARGES

Since Inception            6.60%       6.35%       4.95%       4.95%       4.56%       4.56%

10-year                    5.07        4.56        4.50        4.50        4.34        4.34

5-year                     5.87        4.84        5.08        4.83        5.22        5.22

1-year                     7.14        2.09        6.36        2.36        6.38        5.38

6-month                    3.40       -1.52        2.94       -1.06        2.99        1.99
---------------------------------------------------------------------------------------------

SEC Yield                       4.70%                   4.17%                   4.13%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares seven years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

MARKET CONDITIONS

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained momentum in the first quarter of 2006.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase--the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions. The Fed noted that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped by approximately 30 percent versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

PERFORMANCE ANALYSIS

The fund returned 3.40 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.98 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

-------------------------------------------------------------------
                                         LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C     MUNICIPAL BOND INDEX

       3.40%     2.94%     2.99%              0.98%
-------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Throughout the period, our rigorous security-specific fundamental research drove the fund's portfolio construction process. We also evaluated broader market conditions, including issuance and supply/demand trends in order to manage the fund's risk/reward characteristics.

The fund's allocation to high yield bonds was an especially significant driver of outperformance during the period relative to the Lehman benchmark. As credit spreads narrowed and investors sought yield in an environment of low rates, the fund's high yield holdings were well positioned to appreciate. (Credit spreads measure the added compensation investors require to assume risk. When credit spreads tighten, bonds with lower credit ratings generally outperform higher quality bonds.) Decreasing high yield bond issuance in the first quarter of 2006, coupled with steep demand, served as an additional catalyst to drive up the fund's high-yield holdings.

Exposure to special facility airline bonds proved especially advantageous. (These bonds are typically secured by lease payments from airlines, while airport authorities have ownership rights to the facilities.) Increased air travel has not been met by a corresponding increase in capacity, creating a favorable supply-demand scenario for the airline facilities. Moreover, spreads tightened significantly in this sector, particularly during the first quarter of 2006.

Although spreads did not narrow as significantly in the health care and special tax district sectors, the fund's holdings in those areas also contributed to performance. Tobacco master settlement revenue bonds also buoyed the fund's income as well. The litigation environment for tobacco companies currently appears to be generally favorable, and the tobacco industry has continued to prosper.

The fund also held inverse floating rate securities. The yields of inverse floaters move in the opposite direction as interest rates, and served the fund well when long-term bonds rallied over the course of the period.

While the fund outperformed the benchmark, not all areas proved equally advantageous. The fund's holdings in higher education and affordable senior housing tempered the fund's overall pace; and a handful of issues declined due to security-specific reasons.

The fund has the flexibility to invest in bonds across the credit quality spectrum, including in non-rated securities. We seek to generate a compelling total return and yield, with close attention to risk management. As of the close of the reporting period, 18 percent of the fund's bonds were rated A- or higher. 82 percent of the fund's bonds were rated between BBB+ and B- or were non-rated bonds that we believed to be of comparable credit quality. The fund was well diversified across the municipal bond market. Hospitals, life care facilities and special tax districts represented the largest sector weightings as of March 31, 2006.

We closely manage the growth of the fund's asset base as an important part of our commitment to the fund's existing shareholders. Based on our analysis of the supply and demand trends in the market, we believed the prudent course was to keep the fund closed to new investors during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 3/31/06
AAA/Aaa                                                           7.6%
AA/Aa                                                             4.3
A/A                                                               6.2
BBB/Baa                                                          11.9
BB/Ba                                                             2.7
B/B                                                               8.1
Non-Rated                                                        59.2

TOP FIVE SECTORS AS OF 3/31/06
Hospital                                                         18.6%
Life Care                                                        16.3
Special Tax Districts                                            13.1
Air Carriers                                                     10.2
Tax Allocation/Increment                                          4.6

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/06
Florida                                                          10.0%
California                                                        9.3
Texas                                                             9.3
New York                                                          8.1
Illinois                                                          7.1
New Jersey                                                        5.7
Pennsylvania                                                      4.5
Missouri                                                          4.0
Ohio                                                              3.4
Oklahoma                                                          3.4
Minnesota                                                         3.1
Arizona                                                           2.9
Colorado                                                          2.7
Massachusetts                                                     2.6
Michigan                                                          2.5
Virginia                                                          1.8
Tennessee                                                         1.6
Georgia                                                           1.4
Maryland                                                          1.4
South Carolina                                                    1.3
Puerto Rico                                                       1.3
Wisconsin                                                         1.1
Iowa                                                              0.9
Indiana                                                           0.9
Louisiana                                                         0.8
Oregon                                                            0.8
Alabama                                                           0.8
New Hampshire                                                     0.7
Washington                                                        0.7
Nevada                                                            0.5
South Dakota                                                      0.5
New Mexico                                                        0.5
Hawaii                                                            0.5
Connecticut                                                       0.5
Kansas                                                            0.4

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/06
                                       (continued from previous page)
Rhode Island                                                      0.4
Wyoming                                                           0.4
Alaska                                                            0.3
North Carolina                                                    0.3
U.S. Virgin Islands                                               0.2
Utah                                                              0.2
Vermont                                                           0.2
Idaho                                                             0.2
Delaware                                                          0.2
North Dakota                                                      0.2
District of Columbia                                              0.1
Mississippi                                                       0.0*
                                                                -----
Total Investments                                                99.7%
Other Assets in Excess of Liabilities                             0.3
                                                                -----
Total Net Assets                                                100.0%

* Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations are as a percentage of long-term investments. Sectors are as a percentage of total investments. Summary of investments by state classification is as a percentage of total net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/01/05 - 03/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

                                               BEGINNING         ENDING          EXPENSES PAID
                                             ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                             ---------------------------------------------------
                                               10/01/05         03/31/06       10/01/05-03/31/06
Class A
  Actual...................................    $1,000.00        $1,033.95            $4.21
  Hypothetical.............................     1,000.00         1,020.83             4.18
  (5% annual return before expenses)
Class B
  Actual...................................     1,000.00         1,029.36             7.99
  Hypothetical.............................     1,000.00         1,017.03             7.95
  (5% annual return before expenses)
Class C
  Actual...................................     1,000.00         1,029.86             8.00
  Hypothetical.............................     1,000.00         1,017.03             7.95
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.83%, 1.58%, and 1.58% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS  99.7%
           ALABAMA  0.8%
$ 1,000    Alabama Drinking Wtr Fin Auth Revolving Fd
           Ln Ser C (AMBAC Insd)......................       5.750%  08/15/18   $    1,082,930
  2,000    Alabama Drinking Wtr Fin Auth Revolving Fd
           Ln Ser C (AMBAC Insd)......................       5.375   08/15/23        2,122,820
  2,000    Alabama Wtr Pollutn Ctl Auth
           (AMBAC Insd)...............................       5.750   08/15/18        2,156,660
  1,000    Butler, AL Indl Dev Brd Solid GA Pacific
           Corp Proj Rfdg (AMT).......................       5.750   09/01/28        1,000,930
  1,500    Colbert Cnty Northwest Auth Hlthcare Fac...       5.750   06/01/27        1,532,685
    250    Huntsville Redstone Vlg, AL Spl Care Fac
           Fin Auth Ser A.............................       8.250   12/01/32          237,737
  2,500    Huntsville/Carlton Cove, AL Carlton Cove
           Inc Proj Ser A.............................       7.000   11/15/17        1,261,400
      3    Mobile, AL Indl Dev Brd Solid Waste Disp
           Rev Mobile Energy Svc Co Proj Rfdg.........       6.950   01/01/20              294
  1,395    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................       5.600   11/01/16        1,424,197
  1,750    Valley, AL Spl Care Fac Fin Auth Rev Lanier
           Mem Hosp Ser A.............................       5.650   11/01/22        1,781,815
                                                                                --------------
                                                                                    12,601,468
                                                                                --------------
           ALASKA  0.3%
  1,405    Alaska Indl Dev & Expt Auth Williams Lynxs
           AK Cargoport (AMT) (Acquired 05/17/01, Cost
           $1,405,000) (a)............................       7.800   05/01/14        1,368,315
  3,890    Juneau, AK City & Borough Rev Saint Anns
           Care Ctr Proj..............................       6.875   12/01/25        3,825,776
                                                                                --------------
                                                                                     5,194,091
                                                                                --------------
           ARIZONA  2.9%
  2,000    Arizona Hlth Fac Auth Hosp Sys Rev John C
           Lincoln Hlth Network
           (Prerefunded @ 12/01/12)...................       6.375   12/01/37        2,296,860
  1,000    Arizona Hlth Fac Auth Rev Terraces Proj
           Ser A......................................       7.500   11/15/23        1,123,970
  1,250    Arizona Hlth Fac Auth Rev Terraces Proj
           Ser A......................................       7.750   11/15/33        1,408,225
  5,770    Cochise Cnty, AZ Indl Dev Sierra Vista
           Cmnty Hosp Ser A Rfdg......................       6.750   12/01/26        5,920,078
    990    Flagstaff, AZ Indl Dev Auth Rev Sr Living
           Cmnty Northn AZ Proj.......................       7.500   03/01/35        1,076,447
    500    Flagstaff, AZ Indl Dev Auth Rev Sr Living
           Cmnty Northn AZ Proj.......................       6.300   09/01/38          501,950
  7,000    Glendale, AZ Indl Dev Auth Rfdg............       5.000   12/01/35        7,039,550
  4,000    Maricopa Cnty, AZ Hlth Fac Rev Catholic
           Hlthcare West Ser A........................       5.500   07/01/26        4,184,400

 10                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           ARIZONA (CONTINUED)
$ 4,000    Maricopa Cnty, AZ Indl Dev Auth
           Multi-Family Hsg Rev Natl Hlth Fac II Proj
           Ser B (Acquired 01/15/98, Cost $4,000,000)
           (a) (b)....................................       6.625%  07/01/33   $    3,102,560
  2,290    Maricopa Cnty, AZ Indl Dev Christian Care
           Mesa Inc Proj Ser A
           (Prerefunded @ 04/01/07)...................       7.750   04/01/15        2,418,904
  2,000    Maricopa Cnty, AZ Indl Dev Christian Care
           Mesa Inc Proj Ser A
           (Prerefunded @ 04/01/07)...................       7.875   04/01/27        2,114,600
  1,500    Peoria, AZ Indl Dev Auth Rev Sierra Winds
           Life Ser A Rfdg............................       6.375   08/15/29        1,553,340
  1,865    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
           Milestones Charter Sch Proj................       6.750   11/01/33        1,888,051
  1,590    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
           P.L.C Charter Sch Proj (c).................       6.500   04/01/26        1,590,000
  2,805    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
           P.L.C Charter Sch Proj (c).................       6.750   04/01/36        2,805,000
  4,225    Pima Cnty, AZ Indl Dev Auth Ed Rev Fac
           Premier & Air Co...........................       7.000   09/01/35        4,228,971
    800    Pima Cnty, AZ Indl Dev Auth Fac Skyline
           Tech High Sch Proj.........................       7.500   02/01/34          807,344
  1,000    Pima Cnty, AZ Indl Dev Auth Rev La Posada
           at Park Ctr Ser A..........................       7.000   05/15/27        1,034,350
    815    Red Hawk Canyon Cmnty Fac Dist No 2 AZ Dist
           Assmt Rev..................................       6.500   12/01/12          825,440
  2,095    Tucson, AZ Multi-Family Rev Hsg Catalina
           Asstd Living Ser A (AMT)...................       6.500   07/01/31        1,798,118
                                                                                --------------
                                                                                    47,718,158
                                                                                --------------
           CALIFORNIA  9.3%
  1,000    ABAG Fin Auth Nonprofit Corp CA Amern
           Baptist Homes Ser A Rfdg...................       5.850   10/01/27        1,002,600
  1,000    Beaumont, CA Fin Auth Loc Agy Ser A........       5.600   09/01/25        1,057,290
  2,000    Beaumont, CA Fin Auth Loc Agy Ser A........       5.650   09/01/30        2,109,640
  2,000    Beaumont, CA Fin Auth Loc Agy Ser A........       5.700   09/01/35        2,087,120
  1,000    Beaumont, CA Fin Auth Loc Agy Ser D........       5.800   09/01/35        1,057,220
  1,000    Blythe, CA Redev Agy Proj..................       5.750   05/01/34        1,047,850
  1,000    Brentwood, CA Infrastructure Auth Rev......       5.875   09/02/34        1,030,430
 15,000    California Hlth Fac Fin Auth Rev Cedars
           Sinai Med Ctr Rfdg.........................       5.000   11/15/34       15,222,450
  3,000    California Pollutn Ctl Fin Auth Solid Waste
           Disp Rev Solid Waste Mgmt Inc Proj
           Ser A 2 (AMT)..............................       5.400   04/01/25        3,126,630
  6,150    California St Drivers Ser 1267 (Inverse
           Fltg) (Acquired 03/14/06, Cost $7,554,537)
           (a) (d)....................................      10.577   02/01/12        7,470,651
  5,000    California St Rites Pa 1366 (Inverse Fltg)
           (Acquired 03/23/06, Cost $6,244,600) (a)
           (d)........................................       8.952   11/01/26        6,171,300

See Notes to Financial Statements                                             11

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 1,000    California Statewide Cmnty Dev Auth Elder
           Care Alliance Ser A........................       8.250%  11/15/32   $    1,063,150
    940    California Statewide Cmnty Dev Auth
           Multi-Family Rev Hsg Heritage Pointe Sr Apt
           Ser QQ (AMT) (Acquired 02/19/02,
           Cost $937,650), (a)........................       7.500   10/01/26          976,904
  1,675    California Statewide Cmnty Dev Auth Rev
           Daughters of Charity Hlth Ser A............       5.250   07/01/35        1,717,428
  1,250    California Statewide Cmnty Dev Auth Rev
           Daughters of Charity Hlth Ser A............       5.000   07/01/39        1,244,675
  1,000    California Statewide Cmnty Dev Auth San
           Francisco Art Institute (Acquired 07/05/02,
           Cost $1,000,000) (a).......................       7.375   04/01/32        1,007,190
  1,000    Chino, CA Cmnty Fac Dist No 03 Impt Area
           1..........................................       5.700   09/01/29        1,045,540
  5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
           Rev (Escrowed to Maturity) (MBIA Insd).....        *      09/01/17        2,417,400
  1,500    Corona-Norco, CA Univ Sch Dist Pub Fin Auth
           Spl Tax Rev Ser A..........................       5.800   09/01/35        1,548,285
  2,300    Foothill/Eastern Tran Corridor Agy CA Toll
           Rd Rev (MBIA Insd).........................        *      01/15/18        1,275,074
 15,000    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Rols RR II R 448CE (Inverse
           Fltg) (Acquired 11/10/05, Cost $14,652,000)
           (a) (d)....................................       6.598   06/01/45       15,516,750
    800    Golden St Tob Securitization Corp CA Tob
           Settlement Ser 2003 A-1....................       6.750   06/01/39          896,936
  1,750    Huntington Beach, CA Cmnty No 2003
           1 Huntington Ctr...........................       5.800   09/01/23        1,807,522
    885    Indio, CA Pub Fin Auth Rev Tax Increment
           (Prerefunded @ 08/15/06)...................       6.500   08/15/27          908,364
  2,000    Indio, CA Redev Agy Tax Alloc Sub Merged
           Proj Area Ser B............................       6.375   08/15/33        2,165,480
    500    Indio, CA Redev Agy Tax Alloc Sub Merged
           Proj Area Ser B............................       6.500   08/15/34          545,935
  1,000    Jurupa, CA Cmnty Svc Dist Spl Cmnty Fac
           Dist No 4 Ser A............................       5.700   09/01/34        1,031,980
  1,825    Lake Elsinore, CA Pub Fin Auth Loc Agy Rev
           Ser F......................................       7.100   09/01/20        1,931,708
  2,500    Lake Elsinore, CA Spl Tax Cmnty Fac Dist 2
           Area AA....................................       5.450   09/01/36        2,549,725
  1,000    Lee Lake Wtr Dist CA Cmnty Fac Dist No 1
           Spl Tax Sycamore Creek.....................       6.000   09/01/33        1,067,750
  1,000    Lincoln, CA Spl Tax Cmnty Fac Dist No 2003
           Ser 1......................................       6.000   09/01/34        1,067,750
  1,750    Los Angeles, CA Regl Arpt Impt Corp Lease
           Rev Fac Sublease LA Intl Ser A-1 Rfdg......       7.125   12/01/24        1,840,317

 12                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$17,440    Los Angeles, CA Regl Arpt Impt Corp Lease
           Rev Ser C (AMT)............................       7.500%  12/01/24   $   18,615,282
  1,410    Millbrae, CA Residential Fac Rev Magnolia
           of Millbrae Proj Ser A (AMT)...............       7.375   09/01/27        1,470,263
  1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
           Impt Area A................................       5.900   09/01/27        1,060,810
  1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
           Impt Area A................................       6.000   09/01/34        1,061,970
  1,000    Murrieta, CA Cmnty Fac Dist No 2 the Oaks
           Impt Area B................................       6.000   09/01/27        1,067,610
  3,000    Northstar Cmnty Svc Dist CA Spl Tax Cmnty
           Fac Dist No 1..............................       5.450   09/01/28        3,056,040
  1,000    Palmdale, CA Spl Tax Cmnty Fac 03-1
           Anaverde A.................................       5.350   09/01/30        1,017,940
  1,100    Palmdale, CA Spl Tax Cmnty Fac 03-1
           Anaverde A.................................       5.400   09/01/35        1,121,461
  1,000    Perris, CA Cmnty Fac Dist Spl Tax No 01-2
           Ser A......................................       6.375   09/01/32        1,087,190
  2,000    Rancho Cordova Cmnty Fac Dist CA Spl Tax No
           2003 1 Sunridge Anatolia...................       5.500   09/01/37        2,034,440
  2,000    Riverside, CA Univ Sch Dist Tax Cmnty Fac
           Dist 15 Impt Area 1........................       5.550   09/01/30        2,062,480
  6,000    San Jose, CA Multi-Family Hsg Rev Helzer
           Courts Apt Proj Ser A (AMT)................       6.400   12/01/41        5,823,420
  7,100    San Jose, CA Redev Agy Tax Alloc Drivers
           Ser 1085 (Inverse Fltg) (Acquired 09/12/05,
           Cost $7,967,620) (MBIA Insd) (a) (d).......       6.514   08/01/13        7,646,416
  2,000    San Marcos, CA Pub Fac Auth Spl Tax Rev Ser
           A..........................................       5.650   09/01/36        2,065,760
  5,000    Tob Securitization Auth Northrn CA Tob
           Settlement Rev Asset Bkd Bds Ser A1........       5.500   06/01/45        5,051,600
  1,000    Upland, CA Cmnty Fac Dist 2003 San Antonio
           Impt 1 A...................................       5.900   09/01/24        1,058,010
  1,500    Upland, CA Cmnty Fac Dist 2003 San Antonio
           Impt 1 A...................................       6.000   09/01/34        1,583,850
  1,965    Vallejo, CA Ctf Partn Touro Univ...........       7.250   06/01/16        2,110,548
    950    Vallejo, CA Pub Fin Auth Loc Hiddenbrooke
           Impt Dist Ser A............................       5.800   09/01/31          972,173
  1,000    Woodland, CA Spl Tax Cmnty Fac Dist 1
           Spring Lake................................       6.250   09/01/34        1,090,580
  1,800    Yuba City, CA Redev Agy Tax Proj Ser A.....       6.000   09/01/31        1,914,084
  3,000    Yuba City, CA Redev Agy Tax Proj Ser A.....       6.000   09/01/39        3,150,300
                                                                                --------------
                                                                                   151,131,271
                                                                                --------------
           COLORADO  2.7%
  1,060    Beacon Pt Metro Dist Co Ser A..............       6.125   12/01/25        1,108,665
  1,005    Beacon Pt Metro Dist Co Ser A..............       6.250   12/01/35        1,050,486

See Notes to Financial Statements                                             13

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           COLORADO (CONTINUED)
$ 1,000    Bromley Pk Metro Dist CO No 2 Ser B........       8.050%  12/01/32   $    1,078,170
  1,000    Castle Oaks Metro Dist CO Ltd Tax..........       6.000   12/01/25        1,049,630
  1,500    Castle Oaks Metro Dist CO Ltd Tax..........       6.125   12/01/35        1,579,200
    795    Colorado Ed & Cultural Fac Charter Sch
           Frontier Academy...........................       7.250   06/01/20          822,117
  2,000    Colorado Hlth Fac Auth Rev Baptist Home
           Assn Ser A.................................       6.375   08/15/24        1,909,380
  2,000    Colorado Hlth Fac Auth Rev Baptist Home
           Assn Ser B (Variable Rate Coupon)..........       7.250   08/15/27        1,991,560
  1,060    Colorado Hlth Fac Auth Rev Christian Living
           Campus Proj................................       7.050   01/01/19        1,085,567
  3,000    Colorado Hlth Fac Auth Rev Covenant
           Retirement Cmnty Inc.......................       5.000   12/01/35        2,947,410
  2,000    Colorado Intl Ctr Metro Dist No 3..........       6.500   12/01/35        2,042,820
  3,425    Denver, CO Hlth & Hosp Auth Ser A Rfdg.....       6.250   12/01/33        3,754,382
  2,500    Elk Vly, CO Pub Impt Fee Ser A.............       7.300   09/01/22        2,681,350
  1,150    High Plains Metro Dist CO Ser A............       6.125   12/01/25        1,210,720
  2,250    High Plains Metro Dist CO Ser A............       6.250   12/01/35        2,377,440
    615    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
           Proj Ser A (d).............................       6.750   10/01/14          510,924
  1,920    Lafayette, CO Indl Dev Rev Rocky Mtn Instr
           Proj Ser A (AMT)...........................       7.000   10/01/18        1,556,275
  4,700    Lake Creek Affordable Hsg Corp Hsg Proj Ser
           A Rfdg.....................................       6.250   12/01/23        4,843,632
    500    Neu Towne, CO Metro Dist...................       7.250   12/01/34          548,605
  3,500    Northwest CO Metro Dist No 3 Ltd Tax.......       6.125   12/01/25        3,610,355
  1,000    Serenity Ridge, CO Metro Dist No 2.........       7.500   12/01/34        1,114,050
  1,672    Skyland Metro Dist CO Gunnison Cnty Rfdg...       6.750   12/01/22        1,725,504
  1,000    Southlands Metro Dist No 1 CO..............       7.000   12/01/24        1,104,020
  1,000    Wheatlands Metro Dist No 2 CO Ltd Tax......       6.000   12/01/25        1,041,960
  1,500    Wheatlands Metro Dist No 2 CO Ltd Tax......       6.125   12/01/35        1,565,430
                                                                                --------------
                                                                                    44,309,652
                                                                                --------------
           CONNECTICUT  0.5%
  1,500    Connecticut St Dev Auth Indl Afco Cargo
           Bdlg LLC Proj (AMT)........................       8.000   04/01/30        1,626,825
  2,000    Mohegan Tribe Indians CT Pub Impt Priority
           Dist (Acquired 09/27/01,
           Cost $1,955,120) (a).......................       6.250   01/01/31        2,140,300
  3,500    Mohegan Tribe Indians CT Pub Impt Priority
           Dist (Acquired 11/03/04 to 11/04/04,
           Cost $3,418,565) (a).......................       5.250   01/01/33        3,529,645
                                                                                --------------
                                                                                     7,296,770
                                                                                --------------

 14                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           DELAWARE  0.2%
$   850    Sussex Cnty, DE Rev Adj First Mtg Cadbury
           Lewes Ser A................................       5.900%  01/01/26   $      863,132
  1,000    Sussex Cnty, DE Rev Adj First Mtg Cadbury
           Lewes Ser A................................       6.000   01/01/35        1,013,890
  1,080    Wilmington, DE Multi-Family Rent Rev Hsg
           Electra Arms Sr Assoc Proj (AMT)...........       6.250   06/01/28        1,088,640
                                                                                --------------
                                                                                     2,965,662
                                                                                --------------
           DISTRICT OF COLUMBIA  0.1%
  1,000    District of Columbia Rev Methodist Home
           Issue......................................       6.000   01/01/29        1,013,470
     85    District of Columbia Ser A-1 (Escrowed to
           Maturity) (MBIA Insd)......................       6.500   06/01/10           94,124
                                                                                --------------
                                                                                     1,107,594
                                                                                --------------
           FLORIDA  10.0%
  1,000    Anthem Pk Cmnty Dev Dist FL Cap Impt Rev...       5.800   05/01/36        1,029,960
  1,000    Bellalago Ed Fac Benefits Ser A............       6.000   05/01/33        1,046,490
  1,000    Bellalago Ed Fac Benefits Ser B............       5.800   05/01/34        1,033,210
  4,315    Bloomingdale, FL Cmnty Dev Dist Spl Assmt
           Rev........................................       5.875   05/01/36        4,504,946
  1,000    Bluewaters Cmnty Dev Dist of FL............       6.000   05/01/35        1,050,260
  2,350    Boca Raton, FL Hsg Auth Mtg Hsg Rev First
           Lien Banyan Pl Sr Apt Rfdg (Acquired
           03/23/06, Cost $2,317,265) (a).............       5.900   10/01/36        2,309,862
  1,855    Boca Raton, Fl Hsg Auth Mtg Hsg Rev First
           Lien Banyan Pl Sr Apt Rfdg (Acquired
           03/23/06, Cost $1,811,556) (a).............       5.800   10/01/26        1,815,841
  2,500    Bonnet Creek Resort Cmnty Dev..............       7.500   05/01/34        2,756,350
  5,000    Brevard Cnty, FL Hlth Fac Auth Hlthcare Fac
           Rev Rites Pa 1342 (Inverse Fltg) (Acquired
           12/08/05, Cost $4,707,600) (a) (d).........       7.486   04/01/34        5,353,000
    795    Caribe Palm Cmnty Dev Dist FL Spl Assmt Ser
           A..........................................       5.850   05/01/35          824,057
  1,000    City Ctr Cmnty Dev Dist FL Spl Assmt Rev
           Ser A......................................       6.125   05/01/36        1,006,290
  2,935    Escambia Cnty, FL Rev ICF/MR Pensacola Care
           Dev Ctr....................................      10.250   07/01/11        2,961,708
  1,245    Escambia Cnty, FL Rev ICF/MR Pensacola Care
           Dev Ctr Ser A..............................      10.250   07/01/11        1,256,329
  1,285    Fishhawk Cmnty Dev Dist of FL Spl Assmt Rev
           (Prerefunded @ 05/01/06)...................       7.625   05/01/18        1,314,516
  3,645    Florida Hsg Fin Corp Rev Hsg Beacon Hill
           Apt Ser C (AMT)............................       6.610   07/01/38        3,771,700
  7,090    Florida Hsg Fin Corp Rev Hsg Cypress Trace
           Apt Ser G (AMT)............................       6.600   07/01/38        7,293,412
  4,795    Florida Hsg Fin Corp Rev Hsg Westchase Apt
           Ser B (AMT)................................       6.610   07/01/38        4,925,280

See Notes to Financial Statements                                             15

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 2,750    Greater Orlando Aviation Auth Orlando, FL
           Arpt Fac Rev Spl Purp Jetblue Awy Corp
           (AMT)......................................       6.375%  11/15/26   $    2,775,327
  2,800    Greater Orlando Aviation Auth Orlando, FL
           Arpt Fac Rev Spl Purp Jetblue Awy Corp
           (AMT)......................................       6.500   11/15/36        2,821,448
  3,505    Hammock Bay Cmnty Dev Dist FL Spl Assmt Rev
           Ser A......................................       6.125   05/01/35        3,660,201
  1,480    Harbour Isles Cmnty Dev Dist of FL.........       6.125   05/01/35        1,562,140
    300    Heritage Harbor Cmnty Dev Dist FL Rev
           Rec........................................       7.750   05/01/23          297,867
    775    Heritage Harbor Cmnty Dev Dist FL Rev Spl
           Assmt Ser A................................       6.700   05/01/19          791,081
  1,435    Highlands Cnty, FL Hlth Fac Hosp Adventist
           Hlth Sys...................................       5.250   11/15/28        1,461,705
  2,000    Highlands, FL Cmnty Dev Dist Spl Assmt.....       5.550   05/01/36        2,027,660
  3,500    Hillsborough Cnty, FL Hsg Fin Hsg Clipper
           Cove Apt Proj Ser A (AMT)..................       7.375   07/01/40        3,760,155
  2,500    Hillsborough Cnty, FL Indl Dev Auth Hosp
           Rev Tampa Gen Hosp Proj Ser B..............       5.250   10/01/34        2,586,225
    990    Islands at Doral III Cmnty 2004 Ser A......       5.900   05/01/35        1,023,175
  1,000    Islands at Doral NE Cmnty Dev..............       6.250   05/01/34        1,065,880
  6,410    Jea, FL Wtr & Swr Sys Rev Drivers Ser 805
           (Inverse Fltg) (Acquired 03/22/05, Cost
           $6,268,702) (MBIA Insd) (a)................       6.004   10/01/12        6,440,255
  1,530    Kendall Breeze West Cmnty Dev Dist FL Spl
           Assmt......................................       5.875   05/01/34        1,598,559
  1,975    Keys Cove Cmnty Dev Dist FL Assmt Rev......       5.875   05/01/35        2,065,080
  2,940    Keys Cove Cmnty Dev Dist II FL.............       5.500   05/01/36        2,984,982
  2,000    Lee Cnty, FL Indl Dev Auth Hlthcare Fac Rev
           Cypress Cove Hlthpk Ser A..................       6.750   10/01/32        2,120,460
  3,500    Leon Cnty, FL Ed Fac Auth Rev Southgate
           Residence Hall Ser A Rfdg..................       6.750   09/01/28        3,612,945
  1,270    Lexington Cmnty Dev Dist FL................       6.125   05/01/34        1,331,163
     75    Marshall Creek Cmnty Dev FL Spl Assmt Ser
           B..........................................       6.750   05/01/07           75,979
  2,470    Meadow Woods Cmnty Dev Dist FL Ser A.......       6.050   05/01/35        2,552,597
  1,000    Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
           Ctr FL Proj................................       5.375   11/15/28        1,002,570
  2,500    Miami Beach, FL Hlth Fac Hosp Mt Sinai Med
           Ctr Rfdg (Acquired 04/26/04, Cost
           $2,411,600) (a)............................       6.750   11/15/29        2,806,025
  3,000    Midtown Miami, FL Cmnty Dev Dist Ser A.....       6.000   05/01/24        3,256,500
  1,120    Miromar Lakes Cmnty Dev Dist Ser B Rfdg....       7.250   05/01/12        1,210,619
  2,500    New Port Tampa Bay Cmnty Dev Dist FL Spl
           Assmt Ser A................................       5.875   05/01/38        2,529,800
    910    Northern Palm Beach Cnty Dist FL Impt Wtr
           Ctl & Impt Unit Dev No 16 Rfdg.............       7.500   08/01/24          981,717
  1,750    Oak Creek Cmnty Dev Dist FL Spl Assmt......       5.800   05/01/35        1,818,267

 16                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 2,050    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg (Prerefunded @
           07/01/06)..................................       8.625%  07/01/20   $    2,136,489
  2,250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg
           (Prerefunded @ 07/01/06)...................       8.750   07/01/26        2,345,602
  1,560    Orange Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys
           (Prerefunded @ 11/15/10) (d)...............       5.875   11/15/11        1,713,598
  1,000    Orange Cnty, FL Hlth Fac Auth Rev Hosp
           Adventist Hlth Sys (Prerefunded @
           11/15/10)..................................       6.375   11/15/20        1,119,050
  2,000    Orange Cnty, FL Hlth Fac Auth Rev
           Westminster Cmnty Care.....................       6.600   04/01/24        2,065,000
    990    Overoaks, FL Cmnty Dev Dist CA Ser A.......       6.125   05/01/35        1,044,945
    985    Parklands Lee Cmnty Dev Dist FL Spl Assmt
           Ser A......................................       5.800   05/01/35        1,014,008
  1,000    Pine Is Cmnty Dev Dist FL Spl Assmt........       5.750   05/01/35        1,027,720
  3,000    Pinellas Cnty, FL Hlth Fac Auth Oaks of
           Clearwtr Proj..............................       6.250   06/01/34        3,154,830
  1,000    Reunion East Cmnty Dev Dist................       5.800   05/01/36        1,034,070
  2,000    Reunion West Cmnty Dev Dist................       6.250   05/01/36        2,113,900
  5,000    River Hall Cmnty Dev Dist FL Cap Impt
           Rev........................................       5.450   05/01/36        5,043,650
    980    Saddlebrook, FL Cmnty Ser A................       6.900   05/01/33        1,056,303
    500    Saint John's Cnty, FL Indl Dev Auth
           Hlthcare Glenmoor Saint John's Proj Ser
           A..........................................       8.000   01/01/17          536,540
  4,500    Saint John's Cnty, FL Indl Dev Auth
           Hlthcare Glenmoor Saint John's Proj Ser
           A..........................................       8.000   01/01/30        4,828,860
  2,000    Saint John's Cnty, FL Indl Dev Auth
           Hlthcare Rev Bayview Proj Ser A............       7.100   10/01/26        2,018,600
  1,995    Silver Palms Cmnty Dev Dist (d)............       5.900   05/01/34        2,081,044
  1,300    South Dade Venture Cmnty Dev...............       6.125   05/01/34        1,379,833
  1,480    South Vlg Cmnty Dev Dist FL Cap Impt Rev
           Ser A......................................       5.700   05/01/35        1,515,831
    115    Stoneybrook West Cmnty Dev Dist FL Spl
           Assmt Rev Ser B............................       6.450   05/01/10          115,728
  4,000    Tisons Landing Cmnty Dev Dist FL Spl Assmt
           Ser A......................................       5.625   05/01/37        4,045,120
  4,000    Tolomato Cmnty Dev Dist FL Spl Assmt.......       5.400   05/01/37        4,035,520
  1,500    Town Ctr at Palm Coast Cmnty Dev Dist FL
           Cap Impt Rev...............................       6.000   05/01/36        1,551,795
  1,480    Turnbull Creek Cmnty Dev Dist FL Spl
           Assmt......................................       5.800   05/01/35        1,520,730
  1,652    University Square Cmnty Dev Dist FL Cap
           Impt Rev (Acquired 10/07/99 to 09/07/00,
           Cost $1,650,391) (a).......................       6.750   05/01/20        1,783,384
  2,660    Verano Ctr Cmnty Dev Dist FL Cmnty
           Infrastructure Proj Ser A (c)..............       5.375   05/01/37        2,664,602

See Notes to Financial Statements                                             17

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           FLORIDA (CONTINUED)
$ 2,000    Volusia Cnty, FL Indl Dev Auth Bishops Glen
           Proj Rfdg (Prerefunded @ 11/01/06).........       7.625%  11/01/26   $    2,085,600
  1,000    World Comm Cmnty Dev Dist Ser A1...........       6.250   05/01/22        1,046,090
  1,695    World Comm Cmnty Dev Dist Ser A2...........       6.125   05/01/35        1,769,105
                                                                                --------------
                                                                                   162,321,140
                                                                                --------------
           GEORGIA  1.4%
  2,000    Atlanta, GA Tax Alloc Atlantic Sta Proj....       7.750   12/01/14        2,224,840
  1,235    Atlanta, GA Tax Alloc Princeton Lakes Proj
           (Acquired 03/10/06, Cost $1,235,000) (a)...       5.500   01/01/31        1,248,350
  2,325    Atlanta, GA Urban Residential Fin Auth
           Multi-Family Rev John Eagan Proj Ser A
           (AMT)......................................       6.750   07/01/30        2,134,768
  2,750    De Kalb Cnty, GA Residential Care Fac Kings
           Brdg Ser A.................................       8.250   07/01/26        2,821,142
  1,000    Effingham Cnty, GA Dev Auth Solfort James
           Proj (AMT).................................       5.625   07/01/18          998,060
  1,800    Fulton Cnty, GA Residential Care Canterbury
           Court Proj Ser A...........................       6.000   02/15/22        1,829,682
    650    Fulton Cnty, GA Residential Care Canterbury
           Court Proj Ser A...........................       6.125   02/15/34          667,816
  3,500    Fulton Cnty, GA Residential Care Sr Lien
           RHA Asstd Living Ser A.....................       7.000   07/01/29        3,624,180
  4,000    Milledgeville Baldwin Cnty, GA College & St
           Univ Fndtn.................................       5.625   09/01/30        4,197,640
  1,000    Private Colleges & Univ Auth GA Mercer Hsg
           Corp Proj Ser A............................       6.000   06/01/21        1,044,610
  2,930    Renaissance on Peachtree Unit Invt Tr Ctf
           GA Custody Ctf (Variable Rate Coupon)......      12.178   10/01/25        2,395,744
                                                                                --------------
                                                                                    23,186,832
                                                                                --------------
           HAWAII  0.5%
  2,500    Hawaii St Dept Budget & Fin Spl Purp Rev
           Kahala Nui Proj Ser A......................       8.000   11/15/33        2,895,625
  1,820    Hawaii St Dept Trans Spl Fac Rev
           Continental Airl Inc (AMT).................       5.625   11/15/27        1,564,745
  2,825    Kuakini, HI Hlth Sys Spl Ser A.............       6.375   07/01/32        3,044,389
                                                                                --------------
                                                                                     7,504,759
                                                                                --------------
           IDAHO  0.2%
  1,000    Idaho Hlth Fac Auth Rev Vly Vista Care Ser
           A Rfdg.....................................       7.875   11/15/29        1,003,940
  1,000    Madison Cnty, ID Hosp Rev Ctf (c)..........       5.250   09/01/30        1,017,220
  1,300    Madison Cnty, ID Hosp Rev Ctf (c)..........       5.250   09/01/37        1,317,121
                                                                                --------------
                                                                                     3,338,281
                                                                                --------------
           ILLINOIS  7.1%
  2,500    Bolingbrook, IL Cap Apprec Ser B
           (MBIA Insd)................................        *      01/01/29          744,550
  4,000    Bolingbrook, IL Sales Tax Rev Bolingbrook
           (e)........................................ 0.000/6.250   01/01/24        3,587,360

 18                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$ 1,990    Bolingbrook, IL Spl Svc Area No 01-1.......       7.375%  07/01/31   $    2,165,478
  1,665    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
           Augusta Vlg Proj Ser 2004..................       6.250   03/01/32        1,713,302
  1,500    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
           Augusta Vlg Proj (Acquired 11/13/02, Cost
           $1,500,000) (a)............................       6.750   03/01/32        1,595,700
  2,000    Bolingbrook, IL Spl Svc Area No 1 Spl Tax
           Forest City Tax Proj (e)................... 0.000/5.900   03/01/27        1,838,480
  1,894    Bolingbrook, IL Spl Svc Area No 3 Lakewood
           Ridge Proj.................................       7.050   03/01/31        2,027,963
    947    Cary, IL Spl Tax Svc Area No 1 Cambridge
           Ser A......................................       7.625   03/01/30        1,055,905
  7,750    Chicago, IL O'Hare Intl Arpt Rev RR II R
           239-1 (AMT) (Inverse Fltg) (Acquired
           08/18/03, Cost $8,490,358) (FSA Insd) (a)
           (d)........................................       8.180   01/01/19        9,179,565
  4,950    Chicago, IL Proj Ser A Rfdg (MBIA Insd)....       5.500   01/01/38        5,279,769
     50    Chicago, IL Proj Ser A Rfdg (Prerefunded @
           01/01/11) (MBIA Insd)......................       5.500   01/01/38           54,293
  4,000    Chicago, IL Spl Assmt Lakeshore East
           Proj.......................................       6.625   12/01/22        4,330,520
    760    Chicago, IL Tax Increment Alloc Read
           Dunning Ser B (ACA Insd)...................       7.250   01/01/14          791,631
  3,000    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A (ACA Insd)................       6.500   12/01/06        3,054,990
  1,925    Chicago, IL Tax Increment Alloc Sub Cent
           Loop Redev Ser A (ACA Insd)................       6.500   12/01/08        2,050,568
  1,000    Clay Cnty, IL Hosp Rev (Prerefunded @
           12/01/08)..................................       5.900   12/01/28        1,074,650
  1,127    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
           Timber Proj (Escrowed to Maturity) (d).....       7.375   03/01/11        1,238,787
  1,245    Gilberts, IL Spl Svc Area No 9 Spl Tax Big
           Timber Proj (Prerefunded @ 03/01/11).......       7.750   03/01/27        1,475,512
  1,500    Godfrey, IL Rev Utd Methodist Vlg Ser A....       5.875   11/15/29        1,227,405
  2,700    Hoopeston, IL Hosp Cap Impt Rev Hoopeston
           Cmnty Mem Hosp Rfdg........................       6.550   11/15/29        2,542,536
  1,660    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A...........................       8.500   12/01/15        1,706,380
    187    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
           A (d)......................................       6.250   03/01/09          194,573
  2,621    Huntley, IL Spl Svc Area No 10 Spl Tax Ser
           A..........................................       6.500   03/01/29        2,791,994
  9,000    Illinois Fin Auth Rev Clare at Wtr Tower
           Proj Ser A.................................       6.125   05/15/38        9,105,480
  1,405    Illinois Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj...............................       8.000   11/15/16        1,283,144
    500    Illinois Fin Auth Rev Fairview Oblig Grp
           Ser A Rfdg.................................       6.000   08/15/20          508,420

See Notes to Financial Statements                                             19

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$   500    Illinois Fin Auth Rev Fairview Oblig Grp
           Ser A Rfdg.................................       6.125%  08/15/27   $      506,550
  1,000    Illinois Fin Auth Rev Friendship Vlg
           Schaumburg Ser A...........................       5.375   02/15/25        1,007,300
  2,000    Illinois Fin Auth Rev Friendship Vlg
           Schaumburg Ser A...........................       5.625   02/15/37        2,029,140
  3,000    Illinois Fin Auth Rev Landing at Plymouth
           Pl Proj A..................................       6.000   05/15/37        3,017,370
  3,000    Illinois Fin Auth Rev Northwestn Mem Hosp
           Ser A......................................       5.500   08/15/43        3,183,330
  1,000    Illinois Hlth Fac Auth Rev Ctr Baptist Home
           Proj.......................................       7.125   11/15/29        1,056,970
  2,500    Illinois Hlth Fac Auth Rev Decatur Mem
           Hosp.......................................       5.750   10/01/24        2,619,150
  3,000    Illinois Hlth Fac Auth Rev Fairview Oblig
           Grp Ser A Rfdg (Prerefunded @ 08/15/06)....       7.400   08/15/23        3,097,590
    650    Illinois Hlth Fac Auth Rev Loyola Univ Hlth
           Sys Ser A..................................       6.000   07/01/21          687,459
  1,200    Illinois Hlth Fac Auth Rev Lutheran Sr
           Ministries Oblig Ser A.....................       7.375   08/15/31        1,305,348
  1,500    Illinois Hlth Fac Auth Rev Peace Mem
           Ministries Proj (Prerefunded @ 08/15/06)...       7.500   08/15/26        1,549,350
  1,175    Illinois Hlth Fac Auth Rev Proctor Cmnty
           Hosp Proj..................................       7.500   01/01/11        1,176,128
    250    Illinois Hlth Fac Auth Rev Ser A Rfdg......       6.200   08/15/23          253,805
  1,125    Illinois Hlth Fac Auth Rev Ser A Rfdg......       6.400   08/15/33        1,142,077
    300    Illinois Hlth Fac Auth Rev Silver Cross
           Rfdg (Prerefunded @ 08/15/09)..............       5.500   08/15/19          318,972
    400    Illinois Hlth Fac Auth Rev Silver Cross....       5.500   08/15/19          414,216
  2,375    Lake Cnty, IL Fst Presv Dist Ld Acquisition
           & Dev......................................       5.750   12/15/16        2,579,820
    675    Lake Cnty, IL Fst Presv Dist Ld Acquisition
           & Dev......................................       5.750   12/15/17          731,065
     80    Lake, Cook, Kane & McHenry Cntys, IL Cmnty
           Unit Sch Dist No 22 (FGIC Insd)............       5.750   12/01/19           86,386
  2,200    Manhattan, IL No 04 -1 Brookstone Springs
           Proj.......................................       6.100   03/01/35        2,253,922
  1,000    Minooka, IL Spl Assmt Impt Lakewood Trls
           Unit 2 Proj................................       6.375   03/01/34        1,049,380
  1,195    Montgomery, IL Spl Assmt Impt Lakewood
           Creek Proj.................................       7.750   03/01/30        1,315,994
  1,800    Peoria, IL Spl Tax Weaverridge Spl Svc
           Area.......................................       8.050   02/01/17        1,893,762
  3,000    Pingree Grove, IL Spl Svc Area No 2 Spl Tax
           Ser 05-2 Cambridge Lakes Proj..............       6.000   03/01/35        3,056,370
  2,000    Plano, IL Spl Svc Area No 1 Lakewood
           Springs Proj Ser A.........................       6.200   03/01/34        2,067,960
  2,095    Regional Tran Auth IL Ser B (AMBAC Insd)...       8.000   06/01/17        2,760,477

 20                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           ILLINOIS (CONTINUED)
$   940    Sterling, IL Rev Hoosier Care Proj Ser A...       7.125%  06/01/34   $      904,083
  3,135    Wheeling, IL Tax Increment Rev N
           Milwaukee/Lake Cook Tif Proj...............       6.000   01/01/25        3,060,606
  5,650    Yorkville, IL Utd City Spl Svc Area Spl Tax
           No 2004 107 Raintree Vlg II Proj...........       6.250   03/01/35        5,798,030
  2,000    Yorkville, IL Utd City Spl Svc Area Spl Tax
           No 4 104 Mpi Grade Resv Proj...............       6.375   03/01/34        2,083,380
                                                                                --------------
                                                                                   115,624,945
                                                                                --------------
           INDIANA  0.9%
    825    Crawfordsville, IN Redev Cmnty Redev Dist
           Tax Increment Rev (Acquired 10/15/97, Cost
           $825,000) (a) (d)..........................       7.000   02/01/12          834,883
  1,885    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A.................................       7.125   06/01/34        1,812,974
  6,500    Indiana Hlth Fac Hosp Rev Cmnty Fndtn
           Northwest IN Ser A.........................       6.000   03/01/34        6,860,880
  2,000    Petersburg, IN Pollutn Ctl Rev IN Pwr & Lt
           (AMT)......................................       6.375   11/01/29        2,126,240
  1,810    Portage, IN Spl Impt Dist Rev Marina Shores
           Proj.......................................       6.375   03/01/35        1,819,050
    230    Saint Joseph Cnty IN Econ Dev Rev Holy
           Cross Vlg Notre Dame Proj A................       6.000   05/15/26          240,819
    265    Saint Joseph Cnty IN Econ Dev Rev Holy
           Cross Vlg Notre Dame Proj A................       5.700   05/15/28          267,661
    470    Saint Joseph Cnty IN Econ Dev Rev Holy
           Cross Vlg Notre Dame Proj A................       6.000   05/15/38          487,653
                                                                                --------------
                                                                                    14,450,160
                                                                                --------------
           IOWA  0.9%
  1,000    Bremer Cnty, IA Retirement Fac Rev Bartels
           Lutheran Ser A.............................       5.375   11/15/27        1,004,780
  2,000    Estherville, IA Hosp Rev Avera Holy Family
           Proj.......................................       6.250   07/01/26        2,124,480
    375    Evansdale, IA Hlthcare Westn Home Proj.....       6.000   11/01/26          382,987
  3,400    Evansdale, IA Hlthcare Westn Home Proj Ser
           A (d)......................................       6.000   11/01/26        3,455,488
  1,950    Iowa Fin Auth Hlthcare Fac Care Initiatives
           Proj Rfdg..................................       9.250   07/01/25        2,333,175
    500    Iowa Fin Auth Retirement Cmnty Friendship
           Haven Proj Ser A...........................       5.750   11/15/19          503,610
    500    Iowa Fin Auth Retirement Cmnty Friendship
           Haven Proj Ser A...........................       6.000   11/15/24          506,680
    800    Iowa Fin Auth Retirement Cmnty Friendship
           Haven Proj Ser A...........................       6.125   11/15/32          809,880

See Notes to Financial Statements                                             21

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           IOWA (CONTINUED)
$ 1,000    Polk Cnty, IA Hlthcare Fac Rev Luther Pk
           Hth Ctr Inc Proj...........................       6.150%  10/01/36   $    1,015,710
  3,000    Tobacco Settlement Auth IA Tob Settlement
           Rev Asset Bkd Ser C........................       5.375   06/01/38        3,014,850
                                                                                --------------
                                                                                    15,151,640
                                                                                --------------
           KANSAS  0.4%
    910    Lawrence, KS Coml Dev Rev Holiday Inn Sr
           Ser A Rfdg (b).............................       8.000   07/01/16          486,331
  1,000    Lenexa, KS Hlthcare Fac Rev Lakeview Vlg
           Inc Ser B..................................       6.250   05/15/26        1,018,450
    915    Manhattan, KS Coml Dev Rev Holiday Inn Sr
           Ser A Rfdg (b).............................       8.000   07/01/16          497,623
  1,500    Olathe, KS Sr Living Fac Rev Aberdeen Vlg
           Inc Ser A Rfdg.............................       5.600   05/15/28        1,507,500
  1,000    Olathe, KS Sr Living Fac Rev Catholic Care
           Campus Inc. Ser A..........................       6.000   11/15/26        1,040,560
  1,000    Olathe, KS Sr Living Fac Rev Catholic Care
           Campus Inc. Ser A..........................       6.000   11/15/38        1,030,010
  1,500    Overland Pk, KS Dev Corp Rev First Tier
           Overland Park Ser A........................       7.375   01/01/32        1,647,015
                                                                                --------------
                                                                                     7,227,489
                                                                                --------------
           LOUISIANA  0.8%
  1,975    Louisiana Hsg Fin Agy Rev Azalea Estates
           Ser A Rfdg (AMT) (GNMA Collateralized).....       5.375   10/20/39        2,038,121
  4,100    Louisiana Loc Govt Environment Fac Cmnty
           Dev Auth Rev Hlthcare Saint James Place Ser
           A Rfdg.....................................       7.000   11/01/25        4,180,975
  1,800    Louisiana Loc Govt Environment Fac Cmnty
           Dev Auth Rev Hlthcare Saint James Place Ser
           A Rfdg.....................................       7.000   11/01/29        1,831,356
  1,500    Louisiana Pub Fac Auth Rev Progressive
           Hlthcare...................................       6.375   10/01/20        1,481,175
  1,000    Louisiana Pub Fac Auth Rev Progressive
           Hlthcare...................................       6.375   10/01/28          950,280
  3,054    Louisiana St Univ & Agric & Mechanical
           College Univ Rev Master Agreement (Acquired
           11/30/98, Cost $3,058,911) (a).............       5.750   10/30/18        2,892,756
                                                                                --------------
                                                                                    13,374,663
                                                                                --------------
           MARYLAND  1.4%
  2,000    Annapolis, MD Spl Oblig Pk Pl Proj Ser A...       5.350   07/01/34        2,026,060
  1,000    Baltimore Cnty, MD Mtg Rev Shelter Elder
           Care Ser A.................................       7.250   11/01/29        1,036,460
  4,000    Frederick Cnty, MD Spl Oblig Urbana Cmnty
           Dev Auth Ser A (d).........................       5.950   07/01/30        4,144,320

 22                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MARYLAND (CONTINUED)
$ 1,000    Frederick Cnty, MD Spl Oblig Urbana Cmnty
           Dev Auth Ser B.............................       6.250%  07/01/30   $    1,038,440
    425    Maryland St Econ Dev Corp Air Cargo Rev
           Afco Cargo BWI II LLC Proj (AMT) (d).......       6.250   07/01/07          426,645
  1,200    Maryland St Econ Dev Corp MD Golf Course
           Sys (Prerefunded @ 06/01/11)...............       8.250   06/01/28        1,425,108
  1,540    Maryland St Hlth & Higher Ed Calvert
           Hlth Sys...................................       5.500   07/01/36        1,622,790
  1,000    Maryland St Hlth & Higher Ed Medstar Hlth
           Rfdg.......................................       5.500   08/15/33        1,043,880
  3,000    Montgomery Cnty, MD Econ Dev Editorial Proj
           In Ed Ser A (Acquired 09/28/98, Cost
           $3,000,000) (a)............................       6.400   09/01/28        2,776,620
  1,652    Prince Georges Cnty, MD Rev................       8.000   04/01/16        1,652,033
  3,000    Prince Georges Cnty, MD Spl Oblig Spl Assmt
           Woodview Ser A.............................       8.000   07/01/26        3,138,060
  1,000    Westminster, MD Econ Dev Carroll Lutheran
           Vlg Ser A..................................       6.000   05/01/24        1,043,150
  1,500    Westminster, MD Econ Dev Carroll Lutheran
           Vlg Ser A..................................       6.250   05/01/34        1,574,835
                                                                                --------------
                                                                                    22,948,401
                                                                                --------------
           MASSACHUSETTS  2.6%
  1,000    Massachusetts St Dev Fin Agy Briarwood Ser
           B (Prerefunded @ 12/01/10).................       8.000   12/01/22        1,181,430
    250    Massachusetts St Dev Fin Agy Rev Evergreen
           Ctr Inc....................................       5.000   01/01/24          241,002
    500    Massachusetts St Dev Fin Agy Rev Evergreen
           Ctr Inc....................................       5.500   01/01/35          501,675
    770    Massachusetts St Dev Fin Agy Rev Gtr Lynn
           Mental Hlth (Acquired 07/27/00, Cost
           $768,600) (Prerefunded @ 06/01/08) (a).....       7.750   06/01/18          843,512
  1,890    Massachusetts St Dev Fin Agy Rev Hillcrest
           Ed Ctr Inc.................................       6.375   07/01/29        1,906,915
  2,935    Massachusetts St Dev Fin Agy Rev Hlthcare
           Fac Alliance Ser A.........................       7.100   07/01/32        3,005,968
  1,000    Massachusetts St Dev Fin Agy Rev MCHSP
           Human Svc Providers Ser A (Prerefunded @
           07/01/10)..................................       8.000   07/01/20        1,163,480
  3,650    Massachusetts St Dev Fin Agy Rev New
           England Ctr For Children...................       6.000   11/01/19        3,744,426
 10,315    Massachusetts St Dev Fin Agy Rev Rites PA
           1316 (Inverse Fltg) (Acquired 07/20/05,
           Cost $11,406,224) (AMBAC Insd) (a) (d).....       6.088   10/01/39       11,000,535
  3,100    Massachusetts St Hlth & Ed Civic Invt Ser
           B..........................................       9.150   12/15/23        3,738,538
    933    Massachusetts St Hlth & Ed Nichols College
           Issue Ser C................................       6.000   10/01/17          986,806

See Notes to Financial Statements                                             23

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MASSACHUSETTS (CONTINUED)
$ 1,000    Massachusetts St Hlth & Ed Northrn
           Berkshire Hlth Ser B.......................       6.250%  07/01/24   $    1,055,550
  1,865    Massachusetts St Indl Fin Agy Assisted
           Living Fac Rev Marina Bay LLC Proj (AMT)
           (Prerefunded @ 12/01/07)...................       7.500   12/01/27        1,984,211
    980    Massachusetts St Indl Fin Agy Assisted
           Living Fac Rev Newton Grp Pptys LLC Proj
           (AMT) (Prerefunded @ 09/01/07).............       8.000   09/01/27        1,054,676
    560    Massachusetts St Indl Fin Agy Rev First Mtg
           GF/Pilgrim Inc Proj........................       6.500   10/01/15          542,690
  2,000    Massachusetts St Indl Fin Agy Rev First Mtg
           GF/Pilgrim Inc Proj........................       6.750   10/01/28        1,879,340
  1,975    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj (e)..................... 7.350/7.450   10/01/28        1,908,443
  2,130    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth (Acquired 06/24/98, Cost
           $2,130,000) (Prerefunded
           @ 06/01/08) (a)............................       6.375   06/01/18        2,273,626
    370    Massachusetts St Indl Fin Agy Rev Gtr Lynn
           Mental Hlth (Acquired 06/24/98, Cost
           $370,000) (Escrowed to Maturity) (a).......       6.200   06/01/08          386,842
  3,400    Massachusetts St Indl Fin Agy Rev Swr Fac
           Res Ctl Composting (AMT) (Acquired
           08/10/89, Cost $3,400,00) (a)..............       9.250   06/01/10        3,410,744
                                                                                --------------
                                                                                    42,810,409
                                                                                --------------
           MICHIGAN  2.5%
  2,500    Chelsea, MI Econ Dev Corp Rev Utd Methodist
           Retirement Rfdg............................       5.400   11/15/27        2,469,375
    850    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sub Ser C (Acquired 09/08/97, Cost
           $850,000) (a)..............................       6.850   05/01/21          871,080
  1,000    Gaylord, MI Hosp Fin Auth Ltd Oblig Rev
           Otsego Mem Hosp Rfdg.......................       6.500   01/01/31        1,033,530
  1,700    Hillsdale, MI Hosp Fin Hillsdale
           Cmnty Hlth Ctr.............................       5.000   05/15/13        1,682,660
  4,000    Kent Hosp Fin Auth MI Rev Metro Hosp Proj
           Ser A......................................       6.250   07/01/40        4,348,080
  2,390    Meridian, MI Econ Dev Corp Ltd Oblig Rev
           First Mtg Burcham Hills Ser A Rfdg.........       7.500   07/01/13        2,444,827
  3,430    Meridian, MI Econ Dev Corp Ltd Oblig Rev
           First Mtg Burcham Hills Ser A Rfdg.........       7.750   07/01/19        3,509,679
  3,045    Michigan St Hosp Fin Auth Rev Hosp Pontiac
           Osteopathic Ser A Rfdg.....................       6.000   02/01/14        3,045,365
  1,500    Michigan St Hosp Fin Auth Rev Hosp Pontiac
           Osteopathic Ser A Rfdg.....................       6.000   02/01/24        1,500,345

 24                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MICHIGAN (CONTINUED)
$ 2,000    Michigan St Hosp Fin Auth Rev Presbyterian
           Vlg Rfdg...................................       5.500%  11/15/35   $    2,070,340
 11,084    Michigan St Strategic Fd Ltd Oblig Rev
           Great Lakes Pulp & Fiber Proj (AMT) (b)
           (f)........................................       8.000   12/01/27        1,552,361
 10,325    Wayne Cnty, MI Arpt Auth Rev Rols RR II R
           352 (AMT) (Inverse Fltg) (Acquired
           04/05/05, Cost $11,112,797) (MBIA Insd) (a)
           (d)........................................       7.173   12/01/24       11,419,347
  3,900    Wenonah Pk Ppty Inc Bay City Hotel Rev
           Bd.........................................       7.500   04/01/33        3,716,076
                                                                                --------------
                                                                                    39,663,065
                                                                                --------------
           MINNESOTA  3.1%
  2,000    Aitkin, MN Hlth Fac Rev Riverwood Hlthcare
           Ctr Proj...................................       7.750   02/01/31        2,183,620
  1,000    Cambridge, MN Hsg & Hlthcare Fac Rev
           Grandview West Proj Ser B..................       6.000   10/01/33        1,000,820
  2,000    Carlton, MN Hlth & Hsg Fac Inter Faith
           Social Svc Inc Proj........................       7.500   04/01/19        2,142,620
  2,000    Carlton, MN Hlth & Hsg Fac Inter Faith
           Social Svc Inc Proj........................       7.750   04/01/29        2,150,720
  2,250    Cuyuna Range Hosp Dist MN Hlth Fac Gross
           Rev........................................       5.500   06/01/35        2,275,650
    900    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
           Saint Lukes Hosp...........................       6.000   06/15/12          918,657
  1,500    Duluth, MN Econ Dev Auth Hlthcare Fac Rev
           Saint Lukes Hosp...........................       7.250   06/15/32        1,610,025
  2,000    Glencoe, MN Hlthcare Fac Rev
           (Prerefunded @ 04/01/11)...................       7.500   04/01/31        2,317,500
  1,400    Minneapolis, MN Student Hsg Rev Riverton
           Cmnty Hsg Proj Ser A.......................       5.600   08/01/26        1,386,980
  3,100    Minneapolis, MN Student Hsg Rev Riverton
           Cmnty Hsg Proj Ser A.......................       5.700   08/01/40        3,048,788
  1,000    Minneapolis, MN Tax Increment Rev Ivy Tower
           Proj.......................................       5.700   02/01/29        1,006,120
    900    Minnesota Agric & Econ Dev Brd Rev Hlthcare
           Benedictine Proj Ser A.....................       5.500   08/01/23          905,265
    875    Minnesota Agric & Econ Dev Brd Rev Hlthcare
           Benedictine Proj Ser A.....................       5.750   02/01/30          876,636
  2,500    Northwest MN Multi-Cnty Pooled Hsg Pgm A
           Rfdg.......................................       6.250   07/01/40        2,502,300
  1,500    Oakdale, MN Rev Sr Hsg Oak Meadows Proj
           Rfdg.......................................       6.250   04/01/34        1,565,760
  1,425    Ramsey, MN Lease Rev Pact Charter Sch Proj
           Ser A......................................       6.750   12/01/33        1,449,439
  1,500    Saint Cloud, MN Hsg & Redev Auth Sterling
           Heights Apt Proj (AMT).....................       7.550   04/01/39        1,586,055
  1,000    Saint Paul, MN Hsg & Redev Auth Higher
           Ground Academy Ser A Rfdg..................       6.625   12/01/23        1,021,760

See Notes to Financial Statements                                             25

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MINNESOTA (CONTINUED)
$ 5,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
           Hltheast Proj..............................       6.000%  11/15/35   $    5,368,400
  2,185    Saint Paul, MN Hsg & Redev Auth Lease Rev
           Hope Cmnty Academy Proj A..................       6.250   12/01/33        2,195,379
  2,295    Saint Paul, MN Hsg & Redev Auth LSE Rev
           Rfdg.......................................       6.750   01/01/35        2,116,747
  1,000    Saint Paul, MN Hsg & Redev Cmnty of Peace
           Academy Proj Ser A.........................       7.875   12/01/30        1,034,830
  2,250    Saint Paul, MN Port Auth Hotel Fac Rev
           Radisson Kellogg Proj Ser 2 Rfdg
           (Prerefunded @ 08/01/08)...................       7.375   08/01/29        2,489,378
  1,250    Saint Paul, MN Port Auth Lease Rev Hltheast
           Midway Campus 03 Ser A.....................       5.875   05/01/30        1,273,250
    700    Saint Paul, MN Port Auth Lease Rev Hltheast
           Midway Campus 03 Ser B.....................       6.000   05/01/30          714,189
  1,000    Shakopee, MN Hlthcare Saint Francis Regl
           Med Ctr....................................       5.250   09/01/34        1,026,770
  1,000    Vadnais Heights, MN Lease Rev Agric & Food
           Sciences Ser A.............................       6.375   12/01/24        1,000,650
  1,000    Vadnais Heights, MN Lease Rev Agric & Food
           Sciences Ser A.............................       6.600   12/01/34          997,960
  1,450    Winona, MN Hlthcare Winona Hlth Ser A......       6.000   07/01/34        1,537,160
                                                                                --------------
                                                                                    49,703,428
                                                                                --------------
           MISSISSIPPI  0.0%
    615    Mississippi Bus Fin Corp (AMT).............       7.250   07/01/34          633,739
                                                                                --------------

           MISSOURI  4.0%
  1,500    Carthage, MO Hosp Rev......................       5.875   04/01/30        1,507,320
  8,500    Carthage, MO Hosp Rev......................       6.000   04/01/38        8,522,185
  1,250    Cole Cnty, MO Indl Dev Auth Sr Living Fac
           Rev Lutheran Svc Heisinger Proj............       5.500   02/01/35        1,294,100
    910    Fenton, MO Tax Increment Rev & Impt Gravois
           Bluffs Proj Rfdg...........................       6.125   10/01/21          930,521
    960    Fenton, MO Tax Increment Rev & Impt Gravois
           Bluffs Proj Rfdg...........................       7.000   10/01/21        1,025,501
  1,440    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj Rfdg......................       5.000   04/01/17        1,408,435
    120    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj (Escrowed to Maturity)....       7.250   04/01/07          123,864
  3,095    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj (Prerefunded @
           04/01/07)..................................       7.625   04/01/17        3,265,442
    209    Ferguson, MO Tax Increment Rev Crossings at
           Halls Ferry Proj (Prerefunded @
           04/01/07)..................................       7.625   04/01/18          220,510
  1,500    Folk Ave South Transn Dist MO Transn Sales
           Tax Rev Dev MO.............................       5.625   11/01/31        1,502,955

 26                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MISSOURI (CONTINUED)
$ 3,000    Joplin, MO Indl Dev Auth Hlth Fac Rev
           Freeman Hlth Sys Proj......................       5.500%  02/15/29   $    3,087,660
  2,000    Kansas City, MO Indl Dev Auth First Mtg
           Bishop Spencer Ser A.......................       6.250   01/01/24        2,084,540
  1,500    Kansas City, MO Indl Dev Auth First Mtg
           Bishop Spencer Ser A.......................       6.500   01/01/35        1,573,185
    976    Kansas City, MO Indl Dev Auth Multi-Family
           Hsg Rev Brentwood Manor Apt Proj
           Ser B (AMT)................................       7.250   10/15/38        1,029,895
  3,000    Kansas City, MO Indl Dev Plaza Lib Proj....       5.900   03/01/24        2,998,500
  1,793    Kansas City, MO Multi-Family Hsg Rev
           Northwoods Apts Proj Ser A (AMT)...........       6.450   05/01/40        1,867,840
 10,820    Missouri St Hlth & Ed Fac Rev Drivers Ser
           362 (Inverse Fltg) (Acquired 07/21/03, Cost
           $12,211,777) (a) (d).......................       7.003   05/15/11       12,004,465
  6,390    Missouri St Hlth & Ed Fac Rev Drivers Ser
           847 (Inverse Fltg) (Acquired 04/05/05, Cost
           $6,971,107) (a) (d)........................       6.505   11/15/12        6,908,868
  2,220    Nevada, MO Hosp Rev Nevada Regional Med
           Ctr........................................       6.750   10/01/22        2,367,741
  2,750    Saint Joseph, MO Indl Dev Auth Hlthcare Rev
           Living Cmnty Saint Joseph Proj.............       7.000   08/15/32        2,939,860
    500    Saint Joseph, MO Indl Dev Auth Tax
           Increment Rev Shoppes at North Vlg Proj Ser
           A..........................................       5.100   11/01/19          490,145
  1,000    Saint Joseph, MO Indl Dev Auth Tax
           Increment Rev Shoppes at North Vlg Proj Ser
           A..........................................       5.500   11/01/27          999,320
  4,820    Saline Cnty, MO Indl Dev Auth Hlth Fac Rev
           (Acquired 01/12/99, Cost $4,727,371) (a)...       6.500   12/01/28        4,979,301
  1,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd).....       6.000   06/01/15        1,149,510
                                                                                --------------
                                                                                    64,281,663
                                                                                --------------
           NEVADA  0.5%
  3,500    Clark Cnty, NV Indl Dev Southwest Gas Corp
           Proj Ser D1 (AMT) (FGIC Insd)..............       5.250   03/01/38        3,608,675
  3,000    Henderson, NV Hlthcare Fac Rev Catholic
           Hlthcare West Ser A........................       5.625   07/01/24        3,188,790
  1,000    Las Vegas, NV Loc Impt Bds Spl Impt Dist No
           607........................................       6.000   06/01/19        1,032,660
                                                                                --------------
                                                                                     7,830,125
                                                                                --------------
           NEW HAMPSHIRE  0.7%
  1,500    New Hampshire Higher Ed & Hlth Brewster
           Academy (Prerefunded @ 06/01/06)...........       6.750   06/01/25        1,536,810
  2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Havenwood-Heritage Heights.................       7.350   01/01/18        2,043,140
  2,000    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Havenwood-Heritage Heights.................       7.450   01/01/25        2,043,120

See Notes to Financial Statements                                             27

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW HAMPSHIRE (CONTINUED)
$ 1,690    New Hampshire Hlth & Ed Fac Auth Rev
           Huntington At Nashua Ser A.................       6.875%  05/01/33   $    1,770,241
  1,500    New Hampshire Hlth & Ed Fac Hlthcare Sys
           Covenant Hlth..............................       5.500   07/01/34        1,561,695
  1,500    New Hampshire Hlth & Ed Fac Speare Mem
           Hosp.......................................       5.875   07/01/34        1,546,020
  1,000    New Hampshire St Business Fin Auth Rev
           Alice Peck Day Hlth Sys Ser A..............       6.875   10/01/19        1,057,710
                                                                                --------------
                                                                                    11,558,736
                                                                                --------------
           NEW JERSEY  5.7%
  2,240    Camden Cnty, NJ Impt Auth Lease Rev
           Dockside Refrig (Acquired 01/29/97 to
           05/20/97, Cost $2,340,765) (a) (g).........       8.400   04/01/24        2,163,840
  1,000    Middlesex Cnty, NJ Pollutn Ctl Pollutn Ctl
           Amerada Rfdg...............................       6.050   09/15/34        1,072,720
  2,000    New Jersey Econ Dev Auth Cedar Crest Vlg
           Inc Fac Ser A..............................       7.000   11/15/16        2,080,820
  2,500    New Jersey Econ Dev Auth Econ Dev Rev Utd
           Methodist Homes Ser A-1....................       6.000   07/01/18        2,675,600
  2,000    New Jersey Econ Dev Auth First Mtg
           Franciscan Oaks Proj.......................       5.700   10/01/17        2,032,520
  1,000    New Jersey Econ Dev Auth Retirement Cmnty
           Rev Ser A..................................       8.000   11/15/15        1,131,780
  1,000    New Jersey Econ Dev Auth Retirement Cmnty
           Rev Ser A..................................       8.125   11/15/18        1,073,970
  1,440    New Jersey Econ Dev Auth Retirement Cmnty
           Rev Ser A..................................       8.125   11/15/23        1,625,918
    710    New Jersey Econ Dev Auth Rev First Mtg
           Lions Gate Proj A..........................       5.750   01/01/25          725,095
  1,230    New Jersey Econ Dev Auth Rev First Mtg
           Lions Gate Proj A..........................       5.875   01/01/37        1,260,541
  1,000    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A
           (Prerefunded @ 11/01/06)...................       8.500   11/01/16        1,048,010
  1,500    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A
           (Prerefunded @ 11/01/06)...................       8.625   11/01/25        1,573,050
  1,440    New Jersey Econ Dev Auth Rev Kullman Assoc
           Proj Ser A (AMT)...........................       6.125   06/01/18        1,299,658
  2,000    New Jersey Econ Dev Auth Rev Sr Living Fac
           Esplanade Bear (AMT).......................       7.000   06/01/39        1,548,360
  3,000    New Jersey Econ Dev Auth Rev Sr Mtg Arbor
           Glen Proj Ser A (Prerefunded @ 05/15/06)...       8.750   05/15/26        3,078,450
  5,035    New Jersey Econ Dev Auth Spl Fac Rev Contl
           Airl Inc Proj (AMT)........................       6.250   09/15/19        5,030,267

 28                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW JERSEY (CONTINUED)
$ 9,525    New Jersey Econ Dev Auth Spl Fac Rev Contl
           Airl Inc Proj (AMT)........................       6.400%  09/15/23   $    9,537,573
  5,000    New Jersey Econ Dev Auth Spl Fac Rev Contl
           Airl Inc Proj (AMT)........................       6.250   09/15/29        4,981,500
 16,010    New Jersey Econ Dev Auth Spl Fac Rev Contl
           Airl Inc Proj (AMT)........................       7.000   11/15/30       16,320,114
  1,500    New Jersey Econ Dev Auth Sr Mtg Arbor
           Ser A......................................       6.000   05/15/28        1,538,355
  3,500    New Jersey Econ Dev Auth Utd Methodist
           Homes NJ Oblig.............................       5.750   07/01/29        3,566,220
    900    New Jersey Hlthcare Fac Fin Auth Rev Avalon
           at Hillsborough A (AMT)....................       6.375   07/01/25          907,056
    575    New Jersey Hlthcare Fac Fin Auth Rev Avalon
           at Hillsborough A (AMT)....................       6.625   07/01/35          580,744
  3,225    New Jersey Hlthcare Fac Fin Auth Rev Cap
           Hlth Sys Oblig Grp Ser A...................       5.375   07/01/33        3,312,333
    810    New Jersey Hlthcare Fac Fin Auth Rev
           Raritan Bay Med Ctr Issue Rfdg.............       7.250   07/01/14          835,596
  3,000    New Jersey Hlthcare Fac Fin Inst Inc Cherry
           Hill Proj..................................       8.000   07/01/27        3,115,080
  1,000    New Jersey St Ed Fac Auth Rev Felician
           College of Lodi Ser D (Acquired 11/07/97,
           Cost $1,000,000) (a).......................       7.375   11/01/22        1,047,810
  3,535    Tobacco Settlement Fin Corp NJ.............       6.750   06/01/39        3,958,776
  5,000    Tobacco Settlement Fin Corp NJ.............       6.250   06/01/43        5,408,100
  5,000    Tobacco Settlement Fin Corp NJ Asset Bkd...       6.000   06/01/37        5,247,250
  2,000    Tobacco Settlement Fin Corp NJ Asset Bkd...       6.125   06/01/42        2,106,600
                                                                                --------------
                                                                                    91,883,706
                                                                                --------------
           NEW MEXICO  0.5%
  4,065    Albuquerque, NM Retirement Fac Rev La Vida
           Llena Proj Ser B Rfdg......................       6.600   12/15/28        4,198,251
  1,505    Cabezon Pub Impt Dist NM Spl Levg Rev......       6.000   09/01/24        1,541,782
  1,005    New Mexico Hsg Auth Region III Sr Brentwood
           Gardens Apt Ser A (AMT)....................       6.850   12/01/31        1,035,411
    750    Ventana West Pub Impt Dist NM..............       6.875   08/01/33          794,228
                                                                                --------------
                                                                                     7,569,672
                                                                                --------------
           NEW YORK  8.1%
    965    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
           Allen Proj Ser A...........................       6.875   06/01/39          964,875
  1,000    Brookhaven, NY Indl Dev Agy Mem Hosp Med
           Ctr Inc Ser A..............................       8.125   11/15/20        1,091,630
  1,400    Brookhaven, NY Indl Dev Agy Sr Residential
           Hsg Rev Woodcrest Estates Fac Ser A
           (AMT)......................................       6.375   12/01/37        1,430,072
  3,415    Dutchess Cnty, NY Indl Dev Agy Saint
           Francis Hosp Ser A Rfdg....................       7.500   03/01/29        3,728,839

See Notes to Financial Statements                                             29

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 8,250    Metropolitan Trans Auth NY Drivers Ser 898
           (Inverse Fltg) (Acquired 05/09/05, Cost
           $8,893,723) (FSA Insd) (a) (d).............       6.504%  05/15/11   $    8,863,388
  5,000    Metropolitan Trans Auth NY Rev Trans Ser
           F..........................................       5.000   11/15/35        5,144,050
  1,975    Monroe Cnty, NY Indl Dev Agy Woodland Vlg
           Proj.......................................       8.000   11/15/15        2,220,453
  3,000    New York City Indl Dev Agy JFK Intl Arpt
           Proj Ser B (AMT)...........................       8.500   08/01/28        3,358,500
 15,400    New York City Indl Dev Agy Rev Liberty 7
           World Trade Ctr Ser A......................       6.500   03/01/35       16,276,260
  4,445    New York City Indl Dev Agy Rev Rols RR II R
           523CE (Inverse Fltg) (Acquired 03/03/06,
           Cost $5,310,353) (a) (d)...................      14.469   03/01/15        5,390,007
 10,000    New York City Indl Dev Agy Spl Fac Rev
           Amern Airl JFK Intl Arpt (AMT).............       7.500   08/01/16       11,003,900
 11,750    New York City Indl Dev Agy Spl Fac Rev
           Amern Airl JFK Intl Arpt (AMT).............       7.625   08/01/25       12,913,838
  5,000    New York City Indl Dev Agy Spl Fac Rev
           Amern Airl JFK Intl Arpt (AMT).............       7.750   08/01/31        5,542,050
 10,000    New York City Muni Wtr Fin Drivers Ser 786
           (Inverse Fltg) (Acquired 03/15/05 to
           07/21/05, Cost $10,866,500) (a)............       7.411   12/15/12       10,661,400
  4,800    New York City Ser A........................       7.000   08/01/07        4,922,448
    200    New York City Ser A (Prerefunded @
           08/01/06)..................................       7.000   08/01/07          205,294
  5,000    New York City Transitional Drivers Ser 386
           (Inverse Fltg) (Acquired 02/02/04, Cost
           $5,458,300) (a) (d)........................       6.504   02/01/12        5,464,150
  1,360    New York St Dorm Auth Rev NY Methodist
           Hosp.......................................       5.250   07/01/24        1,430,026
  2,000    New York St Dorm Auth Rev NY Methodist
           Hosp.......................................       5.250   07/01/33        2,088,260
  2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg).........................       9.025   04/01/20        2,845,925
  1,955    Saratoga Cnty, NY Indl Dev Agy Sr Hsg Rev
           Highpointe at Malta Proj Ser A.............       6.875   06/01/39        1,964,482
  1,000    Suffolk Cnty, NY Gurwin Jewish Phase II....       6.700   05/01/39        1,071,950
  1,000    Suffolk Cnty, NY Indl Dev Agy Continuing
           Care Retirement Cmnty Rev..................       7.250   11/01/28        1,079,330
  2,975    Suffolk Cnty, NY Indl Dev Agy Eastn Long Is
           Hosp Assoc Ser A...........................       7.750   01/01/22        3,174,444
  1,340    Suffolk Cnty, NY Indl Dev Agy Indl Dev Rev
           Spellman High Voltage Fac Ser A (AMT)......       6.375   12/01/17        1,321,669
  4,000    Suffolk Cnty, NY Indl Dev Agy Medford
           Hamlet Asstd Living Proj (AMT).............       6.375   01/01/39        4,013,600

 30                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 1,445    Suffolk Cnty, NY Indl Dev Agy Peconic
           Landing Ser A..............................       8.000%  10/01/20   $    1,618,530
  1,000    Syracuse, NY Indl Dev Agy Rev First Mtg
           Jewish Home Ser A..........................       7.375   03/01/31        1,070,080
  5,000    Tsasc Inc. NY Rols RR II R 513CE 2 (Inverse
           Fltg) (Acquired 03/01/06, Cost $4,936,300)
           (a)........................................       6.537   06/01/26        4,880,450
  2,700    Ulster Cnty, NY Indl Dev Agy Civic Fac Rev
           Benedictine Hosp Proj Ser A................       6.450   06/01/24        2,597,859
  2,315    Utica, NY Indl Dev Agy Civic Utica College
           Civic Fac..................................       6.750   12/01/21        2,425,263
  1,000    Westchester Cnty, NY Indl Dev Hebrew Hosp
           Sr Hsg Inc Ser A...........................       7.375   07/01/30        1,078,100
                                                                                --------------
                                                                                   131,841,122
                                                                                --------------
           NORTH CAROLINA  0.3%
  2,000    North Carolina Med Care Commn First Mtg Utd
           Methodist Homes
           (Prerefunded @ 10/01/09)...................       7.000   10/01/17        2,208,460
  2,600    North Carolina Med Care Commn Retirement
           Fac Rev First Mtg Ser A 05.................       5.500   10/01/35        2,613,312
                                                                                --------------
                                                                                     4,821,772
                                                                                --------------
           NORTH DAKOTA  0.2%
  2,000    Grand Forks, ND Sr Hsg Rev Spl Term 4000
           Vly Square Proj............................       6.250   12/01/34        2,006,040
    940    Grand Forks, ND Sr Hsg Rev Spl Term 4000
           Vly Square Proj............................       6.375   12/01/34          945,048
                                                                                --------------
                                                                                     2,951,088
                                                                                --------------
           OHIO  3.4%
 10,200    Adams Cnty Hosp Fac Impt Rev Adams Cnty
           Hosp Proj..................................       6.500   09/01/36       10,305,774
  5,000    Athens Cnty, OH Hosp Fac Rev Impt O'Bleness
           Mem Ser A Rfdg.............................       7.125   11/15/33        5,436,400
  3,000    Cleveland-Cuyahoga Cnty, OH Spl Assmt/ Tax
           Increment..................................       7.000   12/01/18        3,167,730
  1,000    Cuyahoga Cnty, OH Hlthcare Fac Franciscan
           Cnty OH Inc Proj Ser C.....................       6.250   05/15/32        1,019,740
  5,000    Cuyahoga Cnty, OH Rev Ser A Rfdg...........       6.000   01/01/32        5,530,800
  1,760    Dayton, OH Spl Fac Rev Air Freight Cargo
           Day LLC Proj (AMT).........................       6.300   04/01/22        1,697,379
  7,510    Erie Cnty, OH Hosp Fac Rev Firelands Regl
           Med Ctr Ser A..............................       5.625   08/15/32        7,807,696
  5,955    Franklin Cnty, OH Hlthcare Fac Rev Impt
           Lutheran Sr City Proj Rfdg.................       6.125   12/15/28        5,787,367
  2,600    Franklin Cnty, OH Hlthcare Fac Rev Impt OH
           Presbyterian Svc Ser A.....................       5.125   07/01/35        2,623,244

See Notes to Financial Statements                                             31

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           OHIO (CONTINUED)
$ 1,500    Lucas Cnty, OH Hlthcare & Impt Sunset
           Retirement Rfdg............................       6.500%  08/15/20   $    1,610,655
    750    Lucas Cnty, OH Port Auth Rev Saint Mary
           Woods Proj Ser A...........................       6.000   05/15/24          762,780
  2,250    Lucas Cnty, OH Port Auth Rev Saint Mary
           Woods Proj Ser A...........................       6.000   05/15/34        2,269,215
  2,840    Madison Cnty, OH Hosp Impt Rev Madison Cnty
           Hosp Proj Rfdg (Prerefunded @ 08/01/08)....       6.400   08/01/28        2,985,323
  4,340    Norwood, OH Tax Increment Rev Fin
           Cornerstone at Norwood.....................       6.200   12/01/31        4,343,472
                                                                                --------------
                                                                                    55,347,575
                                                                                --------------
           OKLAHOMA  3.4%
  1,000    Citizen Potawatomi Nation, OK Ser A........       6.500   09/01/16        1,054,780
    520    Langston, OK Econ Dev Langston Cmnty Dev
           Corp Proj Ser A............................       7.000   08/01/10          528,544
    750    Langston, OK Econ Dev Langston Cmnty Dev
           Corp Proj Ser A............................       7.400   08/01/17          769,073
  1,000    Langston, OK Econ Dev Langston Cmnty Dev
           Corp Proj Ser A............................       7.625   08/01/20        1,031,650
  1,000    Norman, OK Regl Hosp Auth Hosp Rev.........       5.375   09/01/29        1,010,680
  3,000    Norman, OK Regl Hosp Auth Hosp Rev.........       5.375   09/01/36        3,028,440
  2,000    Oklahoma Cnty, OK Fin Auth Rev Epworth
           Villa Proj Rfdg............................       6.000   04/01/18        2,034,180
    750    Oklahoma Cnty, OK Fin Auth Rev Epworth
           Villa Proj Ser A Rfdg......................       5.700   04/01/25          757,403
  1,000    Oklahoma Cnty, OK Fin Auth Rev Epworth
           Villa Proj Ser A Rfdg......................       7.000   04/01/25        1,032,460
  1,250    Oklahoma Cnty, OK Fin Auth Rev Epworth
           Villa Proj Ser A Rfdg......................       5.875   04/01/30        1,273,175
  1,500    Oklahoma Cnty, OK Fin Auth Rev Retirement
           Fac Concordia Ser A........................       6.125   11/15/25        1,512,345
  5,500    Oklahoma Cnty, OK Fin Auth Rev Retirement
           Fac Concordia Ser A........................       6.000   11/15/38        5,497,195
  1,065    Oklahoma Dev Fin Auth Rev Hillcrest
           Hlthcare Sys Ser A Rfdg (Prerefunded @
           08/15/09)..................................       5.750   08/15/12        1,140,700
  1,000    Oklahoma Dev Fin Auth Rev Hillcrest
           Hlthcare Sys Ser A Rfdg (Prerefunded @
           08/15/09)..................................       5.750   08/15/15        1,071,080
  4,000    Oklahoma Dev Fin Auth Rev Hillcrest
           Hlthcare Sys Ser A Rfdg (Prerefunded @
           08/15/09)..................................       5.625   08/15/19        4,268,640
  3,250    Tulsa Cnty, OK Pub Fac Auth (Prerefunded @
           11/01/09) (AMBAC Insd).....................       6.250   11/01/22        3,585,498
  6,365    Tulsa, OK Muni Arpt Tr Rev Amern Airl Proj
           Rfdg.......................................       6.250   06/01/20        6,343,041
 16,855    Tulsa, OK Muni Arpt Tr Rev Ser A Rfdg
           (AMT)......................................       7.750   06/01/35       18,266,943
                                                                                --------------
                                                                                    54,205,827
                                                                                --------------

 32                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           OREGON  0.8%
$ 2,000    Clackamas Cnty, OR Hosp Fac Willamette View
           Inc Proj Ser A (Prerefunded @ 11/01/09)....       7.500%  11/01/29   $    2,262,200
  2,145    Clatsop Care Ctr Hlth Dist OR Rev Sr Hsg...       6.875   08/01/28        2,164,241
  2,500    Multnomah Cnty, OR Hosp Fac Auth Rev
           Terwilliger Plaza Proj Rfdg (Acquired
           05/21/04, Cost $2,442,200) (a).............       6.500   12/01/29        2,565,075
  5,093    Oregon St Hlth Hsg Ed & Cultural Fac Auth
           (AMT)......................................       7.250   06/01/28        5,164,559
    970    Oregon St Hlth Hsg Ed Auth OR Baptist
           Retirement Homes Ser A.....................       8.000   11/15/26          998,101
                                                                                --------------
                                                                                    13,154,176
                                                                                --------------
           PENNSYLVANIA  4.5%
  2,000    Allegheny Cnty, PA Hosp Dev Auth Rev OH Vly
           Gen Hosp Proj Ser A........................       5.125   04/01/35        1,995,200
  2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
           B..........................................       9.250   11/15/15        2,398,820
  2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
           B..........................................       9.250   11/15/22        2,391,420
  2,000    Allegheny Cnty, PA Hosp Dev Hlth Sys Ser
           B..........................................       9.250   11/15/30        2,389,580
  2,000    Allegheny Cnty, PA Indl Dev Auth Lease Rev
           (AMT)......................................       6.625   09/01/24        2,007,600
  1,500    Allegheny Cnty, PA Redev Auth Pittsburgh
           Mills Proj.................................       5.600   07/01/23        1,579,365
  1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks
           Vlg Inc Proj Rfdg (Prerefunded @
           05/15/06)..................................       7.700   05/15/22        1,024,650
  1,500    Bucks Cnty, PA Indl Dev Auth Retirement
           Cmty Rev Ann's Choice Inc Fac Ser A........       6.125   01/01/25        1,555,485
  1,250    Bucks Cnty, PA Indl Dev Auth Retirement
           Cmty Rev Ann's Choice Inc Fac Ser A........       6.250   01/01/35        1,292,450
  1,000    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
           Hlthcare Fac Chandler......................       6.200   05/01/19        1,002,930
  1,800    Bucks Cnty, PA Indl Dev Auth Rev First Mtg
           Hlthcare Fac Chandler......................       6.300   05/01/29        1,795,536
  1,500    Chester Cnty, PA Hlth & Ed Fac Chester Cnty
           Hosp Ser A.................................       6.750   07/01/31        1,634,580
  2,000    Cumberland Cnty, PA Indl Dev Auth Rev First
           Mtg Woods Cedar Run Ser A Rfdg (b).........       6.500   11/01/28          741,640
  3,000    Dauphin Cnty, PA Gen Auth Rev Office & Pkg
           Riverfront Office..........................       6.000   01/01/25        2,790,900
  2,200    Indiana Cnty, PA Indl Dev Auth PSEG Pwr LLC
           Proj Rfdg (AMT)............................       5.850   06/01/27        2,317,832
  1,000    Lancaster Cnty, PA Hosp Auth Rev Hlth Ctr
           Saint Anne's Home..........................       6.625   04/01/28        1,035,540
  1,200    Lehigh Cnty, PA Gen Purp Auth First Mtg
           Bible Fellowship Church....................       7.625   11/01/21        1,325,328
  3,000    Lehigh Cnty, PA Gen Purp Auth Rev Good
           Shepherd Group Ser A.......................       5.500   11/01/24        3,140,820

See Notes to Financial Statements                                             33

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           PENNSYLVANIA (CONTINUED)
$ 3,585    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
           Oblig Grp (d)..............................       6.200%  11/01/14   $    3,537,965
  5,500    Lehigh Cnty, PA Gen Purp Auth Rev Kidspeace
           Oblig Grp Rfdg.............................       6.000   11/01/23        5,286,215
  1,000    Lehigh Cnty, PA Indl Dev Auth Hlth Fac Rev
           Lifepath Inc Proj..........................       6.100   06/01/18          956,900
  1,085    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
           Whitemarsh Cont Care Proj..................       6.000   02/01/21        1,144,187
  4,500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
           Whitemarsh Cont Care Proj..................       6.250   02/01/35        4,781,745
  1,390    Northeastern PA Hosp & Ed Auth
           Hlthcare Rev...............................       7.125   10/01/29        1,430,546
  1,690    Northeastern PA Hosp & Ed Auth Hlthcare Rev
           Oakwood Ter Proj (Acquired 12/27/05, Cost
           $1,690,000) (a) (d)........................       6.500   10/01/32        1,690,000
  1,500    Pennsylvania Econ Dev Fin Auth Reliant
           Energy Ser A (AMT).........................       6.750   12/01/36        1,601,910
  3,000    Pennsylvania Econ Dev Fin Auth Reliant
           Energy Seward Ser A (AMT)..................       6.750   12/01/36        3,203,820
    980    Pennsylvania St Higher Ed Student Assn Inc
           Proj Ser A.................................       6.750   09/01/32        1,044,337
  6,400    Philadelphia, PA Arpt Rev Ser A (AMT) (MBIA
           Insd)......................................       4.750   06/15/35        6,305,088
  2,150    Philadelphia, PA Auth Indl Dev Rev Coml Dev
           Rfdg.......................................       7.750   12/01/17        2,175,757
  1,925    Philadelphia, PA Hosp & Higher Ed Fac Auth
           Rev Centralized Comp Human Svc Ser A.......       6.125   01/01/13        1,906,482
  1,500    Scranton Lackawanna, PA Hlth & Welfare Auth
           Rev Rfdg (Prerefunded @ 01/15/07)..........       7.250   01/15/17        1,567,425
  2,000    Scranton Lackawanna, PA Hlth & Welfare Auth
           Rev Rfdg (Prerefunded @ 01/15/07)..........       7.350   01/15/22        2,091,440
  1,500    Westmoreland Cnty, PA Indl Dev Hlthcare Fac
           Redstone Ser B (Prerefunded @ 11/15/10)....       8.000   11/15/23        1,756,725
                                                                                --------------
                                                                                    72,900,218
                                                                                --------------
           RHODE ISLAND  0.4%
  1,825    Rhode Island St Econ Dev Corp Rev Oblig
           Providence Pl..............................       7.250   07/01/20        1,868,764
  1,000    Rhode Island St Hlth & Ed Hosp Fin Ser A
           (Prerefunded @ 09/15/08)...................       6.000   09/15/33        1,051,930
  3,000    Tobacco Settlement Fin Corp RI Asset Bkd
           Ser A......................................       6.000   06/01/23        3,148,350
                                                                                --------------
                                                                                     6,069,044
                                                                                --------------

 34                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           SOUTH CAROLINA  1.3%
$ 1,700    Lancaster Cnty, SC Assmt Rev Sun City
           Carolina Lakes Impt........................       5.450%  12/01/37   $    1,715,368
  3,000    South Carolina Jobs Econ Dev Auth Econ Dev
           Rev Westminster Impt & Rfdg................       5.375   11/15/30        2,977,530
  1,570    South Carolina Jobs Econ Dev Auth Hosp Fac
           Rev Palmetto Hlth Alliance Ser A Impt &
           Rfdg.......................................       6.250   08/01/31        1,733,186
  2,965    South Carolina Jobs Econ Dev Auth Student
           Hdg Rev Drivers Ser 650 (Inverse Fltg)
           (Acquired 12/17/04, Cost $3,437,858) (MBIA
           Insd) (a) (d)..............................       7.253   08/01/12        3,426,532
  1,000    South Carolina Jobs Econ Dev Episcopal Home
           Still Proj A...............................       6.000   05/15/17        1,019,930
  2,000    South Carolina Jobs Econ Dev First Mtg
           Westley Com Proj...........................       7.750   10/01/24        2,180,140
  4,500    South Carolina Jobs Econ Dev First Mtg
           Westley Com Proj...........................       8.000   10/01/31        4,930,560
  3,000    Tobacco Settlement Rev Mgmt Auth SC Tob
           Settlement Rev Ser B.......................       6.375   05/15/28        3,216,600
                                                                                --------------
                                                                                    21,199,846
                                                                                --------------
           SOUTH DAKOTA  0.5%
  1,010    Keystone, SD Econ Dev Rev Wtr Quality Mgmt
           Corp Ser A (AMT)...........................       6.000   12/15/18        1,010,152
  5,440    Sioux Falls, SD Multi-Family Hsg Inn
           Westport Proj Ser A (Acquired 01/26/04 to
           04/27/05, Cost $5,613,880) (a).............       7.500   12/01/34        5,592,810
  1,050    South Dakota St Hlth & Ed Fac Auth Rev
           Sioux Vly Hosp & Hlth Sys Ser A............       5.250   11/01/34        1,087,139
                                                                                --------------
                                                                                     7,690,101
                                                                                --------------
           TENNESSEE  1.6%
  3,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Rfdg
           (MBIA Insd)................................       7.750   07/01/29        3,657,630
  1,000    Johnson City, TN Hlth & Ed Fac Brd Hosp Rev
           First Mtg Mtn States Hlth Ser A Rfdg.......       7.500   07/01/33        1,164,430
  4,950    Johnson City Tn Hlth & Ed Fac Brd Hosp Rev
           Riles PA 1351 (Inverse Fltg) (Acquired
           02/02/06, Cost $5,313,231) (a) (d).........       6.875   07/01/36        5,390,897
  1,000    Johnson City, TN Hlth & Ed Fac Brd
           Retirement Fac Rev Appalachian Christian
           Vlg Proj Ser A.............................       6.250   02/15/32        1,034,420
  1,000    Shelby Cnty, TN Hlth & Ed Germantown Vlg
           Ser A......................................       7.000   12/01/23        1,048,740
  1,000    Shelby Cnty, TN Hlth & Ed Germantown Vlg
           Ser A......................................       7.250   12/01/34        1,059,930
  1,000    Shelby Cnty TN Hlth Ed & Hsg Fac Brd Rev
           Trezevant Manor Proj Ser A.................       5.625   09/01/26          997,300

See Notes to Financial Statements                                             35

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           TENNESSEE (CONTINUED)
$ 2,500    Shelby Cnty TN Hlth Ed & Hsg Fac Brd Rev
           Trezevant Manor Proj Ser A.................       5.750%  09/01/37   $    2,506,850
  5,130    Sullivan Cnty, TN Hlth Ed & Hsg Fac Brd Rev
           (d)........................................       8.410   11/01/19        5,373,367
  2,725    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
           Ser A (Acquired 06/08/89,
           Cost $2,725,000) (a) (d)...................      10.000   11/01/19        2,900,735
  1,160    Trenton, TN Hlth & Ed Fac Brd Rev Inc Proj
           Ser B (Acquired 06/08/89,
           Cost $1,160,000) (a) (b) (d)...............      10.000   11/01/20          123,911
                                                                                --------------
                                                                                    25,258,210
                                                                                --------------
           TEXAS  9.3%
    435    Abia Dev Corp TX Arpt Fac Rev Austin Belly
           Port Dev LLC Proj Ser A (AMT)..............       6.250   10/01/08          436,492
  3,000    Abia Dev Corp TX Arpt Fac Rev Austin Belly
           Port Dev LLC Proj Ser A (AMT)..............       6.500   10/01/23        2,984,520
  1,000    Atlanta, TX Hosp Auth Fac Rev..............       6.700   08/01/19        1,040,260
  2,035    Atlanta, TX Hosp Auth Fac Rev..............       6.750   08/01/29        2,086,791
    990    Austin-Bergstorm Landhost Enterprises Inc
           TX Arpt Hotel Sr Ser A (g).................       6.750   04/01/27          592,961
    990    Bexar Cnty, TX Hsg Fin Corp Multi-Family
           Hsg Rev Woodland Ridge Apt Proj Ser A
           (AMT)......................................       7.000   01/01/39        1,003,712
  2,000    Brazos Cnty, TX Hlth Fac Dev Oblig Grp.....       5.375   01/01/32        2,052,700
    735    Comal Cnty, TX Hlth Fac Dev Hlthcare Sys
           McKenna Mem Proj Ser A.....................       6.250   02/01/32          782,106
  1,825    Dallas Cnty, TX Flood Ctl Dist No 1 Cap
           Apprec Rfdg (Acquired 08/28/89, Cost
           $660,829) (a)..............................      *        08/01/11        1,369,626
  3,445    Dallas Cnty, TX Flood Ctl Dist No 1 Rfdg...       7.250   04/01/32        3,602,815
  4,305    Dallas Cnty, TX Flood Ctl Dist Rfdg (d)....       6.750   04/01/16        4,540,096
  2,500    Decatur, TX Hosp Auth Hosp Wise Regl Hlth
           Sys Ser A..................................       7.000   09/01/25        2,712,975
  3,500    Decatur, TX Hosp Auth Hosp Wise Regl Hlth
           Sys Ser A..................................       7.125   09/01/34        3,798,865
  1,500    Grand Prairie, TX Hsg Fin Corp Indpt Sr
           Living Ctr Rev.............................       7.500   07/01/17        1,562,670
  3,000    Grand Prairie, TX Hsg Fin Corp Indpt Sr
           Living Ctr Rev.............................       7.750   01/01/34        3,124,170
  6,400    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
           Ser B (AMT)................................       6.125   07/15/17        6,276,864
    500    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
           Ser C (AMT)................................       5.700   07/15/29          437,155
 22,130    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
           Ser E (AMT)................................       6.750   07/01/21       22,447,123
  8,115    Houston, TX Arpt Sys Rev Spl Fac Contl Airl
           Ser E (AMT)................................       6.750   07/01/29        8,231,288

 36                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 1,750    Houston, TX Arpt Sys Rev Sub Lien Ser A
           (AMT) (FSA Insd)...........................       5.125%  07/01/32   $    1,781,588
  3,000    Houston, TX Hlth Fac Dev Corp Buckingham Sr
           Living Cmnty Ser A.........................       7.125   02/15/34        3,291,930
 17,750    Houston TX Util Sys Rev Comb First Lien Ser
           A Rfdg (MBIA Insd) (c).....................       5.125   05/15/28       18,618,685
  3,750    Kerrville, TX Hlth Fac Dev Corp Hosp Rev
           Sid Peterson Mem Hosp Proj.................       5.375   08/15/35        3,787,538
  3,750    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (Acquired 10/20/99, Cost
           $3,784,875) (FSA Insd) (a).................       7.769   05/15/15        4,278,450
  8,880    Lower CO River Auth TX Rev Ser A Rfdg
           (Inverse Fltg) (Acquired 10/20/99, Cost
           $9,073,939) (FSA Insd) (a).................       7.769   05/15/14       10,104,286
 10,000    Lubbock, TX Hlth Fac Dev Corp Rev Ref First
           Mtg Carillon Proj A Rfdg...................       6.625   07/01/36        9,868,800
  1,330    Lubbock, TX Hlth Fac Dev Corp Rev First Mtg
           Carillon Proj Ser A (Prerefunded @
           07/01/09)..................................       6.500   07/01/19        1,432,836
  2,255    Meadow Parc Dev Inc TX Multi-Family Rev Hsg
           Meadow Parc Apt Proj.......................       6.500   12/01/30        2,275,272
  2,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj........................       7.250   01/01/31        2,582,225
  2,755    Midlothian, TX Dev Auth Tax Increment
           Contract Rev...............................       6.700   11/15/23        2,826,134
  2,000    Midlothian, TX Dev Auth Tax Increment
           Contract Rev...............................       7.875   11/15/26        2,187,520
  1,500    Midlothian, TX Dev Auth Tax Increment
           Contract Rev (Acquired 12/02/04, Cost
           $1,500,000) (a)............................       6.200   11/15/29        1,503,030
  1,000    Richardson, TX Hosp Auth Rev Baylor &
           Richardson Impt & Rfdg.....................       5.625   12/01/28        1,026,000
    250    San Antonio, TX Hlth Fac Dev Corp Rev
           Encore Nursing Ctr Part....................       8.250   12/01/19          250,140
  1,350    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev (AMT) (GNMA Collateralized)............       6.900   07/02/24        1,360,706
  1,675    Texas St Pub Fin Auth Sch Excellence Ed
           Proj Ser A (Acquired 12/02/04,
           Cost $1,654,197) (a).......................       7.000   12/01/34        1,732,419
  1,500    Texas St Student Hsg Corp MSU Proj Midwestn
           St Univ....................................       6.500   09/01/34        1,624,590
  2,950    Tomball, TX Hosp Auth Rev Hosp Tomball Regl
           Hosp.......................................       6.000   07/01/29        3,045,757
  1,000    Travis Cnty, TX Hlth Fac Dev Corp
           Retirement Fac Rev Querencia Barton Creek
           Proj.......................................       5.500   11/15/25          986,940

See Notes to Financial Statements                                             37

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 2,950    Travis Cnty, TX Hlth Fac Dev Corp
           Retirement Fac Rev Querencia Barton Creek
           Proj.......................................       5.650%  11/15/35   $    2,898,995
    945    Wichita Cnty, TX Hlth Fac Rolling Meadows
           Fac Ser A Rfdg.............................       6.250   01/01/28          960,763
  2,500    Woodhill Pub Fac Corp TX Hsg-Woodhill Apt
           Proj.......................................       7.500   12/01/29        2,415,250
                                                                                --------------
                                                                                   149,923,043
                                                                                --------------
           UTAH  0.2%
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj (b)...................................       7.800   09/01/15          360,000
  1,165    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj (b)...................................       8.000   09/01/20          419,400
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj (b)...................................       7.800   09/01/25          360,000
  2,395    Utah St Hsg Fin Agy Rev RHA Cmnty Svc Proj
           Ser A......................................       6.875   07/01/27        2,419,788
     35    Utah St Hsg Fin Agy Single Family Mtg Mezz
           A1 (AMBAC Insd)............................       6.100   07/01/13           35,744
                                                                                --------------
                                                                                     3,594,932
                                                                                --------------
           VERMONT  0.2%
  1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
           Bennington College Proj....................       6.625   10/01/29        1,032,970
  1,910    Vermont Ed & Hlth Bldg Fin Agy Rev Hlthcare
           Fac Copley Manor Proj......................       6.500   04/01/33        1,298,953
  1,000    Vermont Ed & Hlth Bldg Fin Agy Rev VT
           Council Dev Mental Hlth Ser A..............       6.000   12/15/09        1,047,010
                                                                                --------------
                                                                                     3,378,933
                                                                                --------------
           VIRGINIA  1.8%
  4,000    Albemarle Cnty, VA Indl Dev Auth Ed Fac Rev
           Covenant Sch Inc Ser A.....................       7.750   07/15/32        4,417,800
  2,500    Henrico Cnty, VA Econ Dev Auth Residential
           Care Fac Rev Utd Methodist Ser A Rfdg......       6.500   06/01/22        2,673,450
  6,000    Peninsula Port Auth VA Residential Care Fac
           Rev VA Baptist Homes Ser A.................       7.375   12/01/32        6,672,000
  4,000    Roanoke Cnty, VA Indl Dev Auth Glebe Inc
           Ser A......................................       6.300   07/01/35        4,118,640
  8,810    Tobacco Settlement Fin Corp VA Rites PA
           1341 (Inverse Fltg) (Acquired 12/07/05,
           Cost $8,844,888) (a).......................       6.653   06/01/37        9,303,889
  1,700    Virginia Small Business Fin Auth Rev Indl
           Dev SIL Clean Wtr Proj (AMT)...............       7.250   11/01/24        1,763,835
                                                                                --------------
                                                                                    28,949,614
                                                                                --------------

 38                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           WASHINGTON  0.7%
$ 1,000    King Cnty, WA Pub Hosp Dist No 004
           Snoqualmie Vly Hosp........................       7.250%  12/01/15   $    1,061,780
  8,830    Tobacco Settlement Auth WA Asset Bkd.......       6.625   06/01/32        9,720,859
                                                                                --------------
                                                                                    10,782,639
                                                                                --------------
           WISCONSIN  1.1%
    800    Baldwin, WI Hosp Rev Mtg Ser A.............       6.125   12/01/18          803,744
  1,000    Baldwin, WI Hosp Rev Mtg Ser A.............       6.375   12/01/28        1,005,450
  1,745    Milwaukee, WI Rev Sr Air Cargo (AMT).......       6.500   01/01/25        1,880,133
    750    Wisconsin Hlth & Ed Fac Eastcastle Pl
           Inc Proj...................................       6.000   12/01/24          768,713
  2,000    Wisconsin St Hlth & Ed Fac Auth Rev Aurora
           Hlthcare Inc Ser A.........................       5.600   02/15/29        2,048,920
  3,000    Wisconsin St Hlth & Ed Fac Auth Rev
           Milwaukee Catholic Home Inc Proj...........       7.500   07/01/26        3,068,430
  1,000    Wisconsin St Hlth & Ed Fac Auth Rev Oakwood
           Vlg Proj Ser A.............................       7.625   08/15/30        1,093,010
  1,500    Wisconsin St Hlth & Ed Fac Beaver Dam Cmnty
           Hosp Inc Ser A.............................       6.750   08/15/34        1,625,370
  1,000    Wisconsin St Hlth & Ed Fac Divine Savior
           Hlthcare Ser C (Prerefunded @ 05/01/12)....       7.500   05/01/32        1,173,610
  2,000    Wisconsin St Hlth & Ed Fac Fort Hlthcare
           Inc Proj...................................       6.100   05/01/34        2,183,180
  1,500    Wisconsin St Hlth & Ed Fac Southwest Hlth
           Ctr Ser A..................................       6.125   04/01/24        1,533,735
                                                                                --------------
                                                                                    17,184,295
                                                                                --------------
           WYOMING  0.4%
  4,000    Sweetwater Cnty, WY Solid Waste Disp Rev
           Corp Proj Rfdg (AMT).......................       5.600   12/01/35        4,157,040
  1,500    Teton Cnty, WY Hosp Dist Hosp Saint Johns
           Med Ctr....................................       6.750   12/01/27        1,590,555
                                                                                --------------
                                                                                     5,747,595
                                                                                --------------
           PUERTO RICO  1.3%
 15,000    Puerto Rico Comwlth Hwy & Trans Auth Trans
           Rev Ser K..................................       5.000   07/01/40       15,131,550
    465    Puerto Rico Port Auth Rev Spl Fac Amern
           Airl Ser A (AMT)...........................       6.250   06/01/26          425,224
  5,000    Puerto Rico Pub Bldg Auth Rev Govt Fac
           Ser I......................................       5.250   07/01/33        5,217,150
                                                                                --------------
                                                                                    20,773,924
                                                                                --------------

See Notes to Financial Statements                                             39

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                   COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           U. S. VIRGIN ISLANDS  0.2%
$ 2,500    Northern Mariana Islands Ser A.............       7.375%  06/01/30   $    2,743,725
  1,000    Virgin Islands Pub Fin Auth Resr Secd-
           Hovensa Refinery (AMT).....................       5.875   07/01/22        1,090,210
                                                                                --------------
                                                                                     3,833,935
                                                                                --------------

TOTAL MUNICIPAL BONDS  99.7%.................................................    1,612,995,408
                                                                                --------------
                                                                     NUMBER OF
DESCRIPTION                                                           SHARES         VALUE
-----------------------------------------------------------------------------------------------
EQUITY  0.0%
GMT Holdings, LLC (h).............................................    2,240      $            0
                                                                                 --------------

TOTAL LONG-TERM INVESTMENTS  99.7%
  (Cost $1,564,737,102).......................................................    1,612,995,408
SHORT-TERM INVESTMENT  0.0%
  (Cost $900,000).............................................................          900,000
                                                                                 --------------
TOTAL INVESTMENTS  99.7%
  (Cost $1,565,637,102).......................................................    1,613,895,408
OTHER ASSETS IN EXCESS OF LIABILITIES  0.3%...................................        4,459,298
                                                                                 --------------

NET ASSETS  100.0%............................................................   $1,618,354,706
                                                                                 ==============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 14.2% of net assets.

(b) Non-income producing security.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) The Fund owns 100% of the outstanding bond issuance.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) Payment-in-kind security.

(g) Interest is accruing at less than the stated coupon.

(h) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

 40                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

ACA--American Capital Access

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

MBIA--Municipal Bond Investors Assurance Corp.

See Notes to Financial Statements                                             41

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $1,565,637,102).....................  $1,613,895,408
Cash........................................................         282,549
Receivables:
  Investments Sold..........................................      31,221,224
  Interest..................................................      29,035,215
  Fund Shares Sold..........................................       1,961,513
Other.......................................................         191,854
                                                              --------------
    Total Assets............................................   1,676,587,763
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................      50,540,373
  Fund Shares Repurchased...................................       3,789,197
  Income Distributions......................................       2,263,484
  Investment Advisory Fee...................................         639,825
  Distributor and Affiliates................................         628,516
Trustees' Deferred Compensation and Retirement Plans........         249,946
Accrued Expenses............................................         121,716
                                                              --------------
    Total Liabilities.......................................      58,233,057
                                                              --------------
NET ASSETS..................................................  $1,618,354,706
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $1,693,999,709
Net Unrealized Appreciation.................................      48,258,306
Accumulated Undistributed Net Investment Income.............      (3,825,995)
Accumulated Net Realized Loss...............................    (120,077,314)
                                                              --------------
NET ASSETS..................................................  $1,618,354,706
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $1,288,482,312 and 96,784,281 shares of
    beneficial interest issued and outstanding).............  $        13.31
    Maximum sales charge (4.75%* of offering price).........             .66
                                                              --------------
    Maximum offering price to public........................  $        13.97
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $131,146,166 and 9,857,097 shares of
    beneficial interest issued and outstanding).............  $        13.30
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $198,726,228 and 14,820,613 shares of
    beneficial interest issued and outstanding).............  $        13.41
                                                              ==============

*   On sales of $100,000 or more, the sales charge will be reduced.

 42                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $48,993,408
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    3,725,746
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $1,598,988, $693,208 and $991,913,
  respectively).............................................    3,284,109
Shareholder Services........................................      378,636
Legal.......................................................       86,852
Custody.....................................................       80,791
Trustees' Fees and Related Expenses.........................       21,433
Other.......................................................      339,786
                                                              -----------
    Total Expenses..........................................    7,917,353
    Less Credits Earned on Cash Balances....................       28,941
                                                              -----------
    Net Expenses............................................    7,888,412
                                                              -----------
NET INVESTMENT INCOME.......................................  $41,104,996
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(4,452,616)
  Futures...................................................       77,287
                                                              -----------
Net Realized Loss...........................................   (4,375,329)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   32,455,361
  End of the Period.........................................   48,258,306
                                                              -----------
Net Unrealized Appreciation During the Period...............   15,802,945
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $11,427,616
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $52,532,612
                                                              ===========

See Notes to Financial Statements                                             43

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................   $   41,104,996       $   64,808,196
Net Realized Loss....................................       (4,375,329)         (24,372,853)
Net Unrealized Appreciation During the Period........       15,802,945           43,414,445
                                                        --------------       --------------
Change in Net Assets from Operations.................       52,532,612           83,849,788
                                                        --------------       --------------
Distributions from Net Investment Income:
  Class A Shares.....................................      (34,767,318)         (55,305,117)
  Class B Shares.....................................       (3,300,416)          (6,722,269)
  Class C Shares.....................................       (4,676,007)          (6,404,362)
                                                        --------------       --------------
Total Distributions..................................      (42,743,741)         (68,431,748)
                                                        --------------       --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................        9,788,871           15,418,040
                                                        --------------       --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      108,469,388          800,745,467
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       28,747,797           45,579,353
Cost of Shares Repurchased...........................     (140,890,747)        (223,389,642)
                                                        --------------       --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       (3,673,562)         622,935,178
                                                        --------------       --------------
TOTAL INCREASE IN NET ASSETS.........................        6,115,309          638,353,218
NET ASSETS:
Beginning of the Period..............................    1,612,239,397          973,886,179
                                                        --------------       --------------
End of the Period (Including accumulated
  undistributed net investment income of $(3,825,995)
  and ($2,187,250), respectively)....................   $1,618,354,706       $1,612,239,397
                                                        ==============       ==============

 44                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                    YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                    MARCH 31,     --------------------------------------------------
                                     2006         2005       2004      2003     2002 (a)     2001
                                  ----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $  13.23     $  13.00    $13.03    $13.21     $13.25     $13.27
                                   --------     --------    ------    ------     ------     ------
  Net Investment Income..........       .35(c)       .72(c)    .74(c)    .79        .78        .77
  Net Realized and Unrealized
    Gain/Loss....................       .09          .27       -0-      (.25)      (.11)      (.05)
                                   --------     --------    ------    ------     ------     ------
Total from Investment
  Operations.....................       .44          .99       .74       .54        .67        .72
  Less Distributions from Net
    Investment Income............       .36          .76       .77       .72        .71        .74
                                   --------     --------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $  13.31     $  13.23    $13.00    $13.03     $13.21     $13.25
                                   ========     ========    ======    ======     ======     ======

Total Return (b).................     3.40%*       7.75%     5.87%     4.21%      5.28%      5.46%
Net Assets at End of the Period
  (In millions)..................  $1,288.5     $1,267.3    $766.1    $560.9     $579.1     $607.1
Ratio of Expenses to Average Net
  Assets.........................      .83%         .86%      .91%      .89%       .86%       .87%
Ratio of Net Investment Income to
  Average Net Assets.............     5.29%        5.41%     5.74%     6.07%      5.99%      5.88%
Portfolio Turnover...............       35%*         48%       16%       14%        14%        22%

*   Non-Annualized

(a) As required, effective October 31, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 5.95% to 5.99%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

See Notes to Financial Statements                                             45

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                     MARCH 31,     ------------------------------------------------
                                      2006        2005      2004      2003     2002 (a)     2001
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.22      $12.99    $13.02    $13.20     $13.24     $13.27
                                     ------      ------    ------    ------     ------     ------
  Net Investment Income...........      .30(c)      .62(c)    .65(c)    .69(c)     .70        .68
  Net Realized and Unrealized
    Gain/Loss.....................      .09         .27      (.01)     (.25)      (.12)      (.06)
                                     ------      ------    ------    ------     ------     ------
Total from Investment
  Operations......................      .39         .89       .64       .44        .58        .62
Less Distributions from Net
  Investment Income...............      .31         .66       .67       .62        .62        .65
                                     ------      ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $13.30      $13.22    $12.99    $13.02     $13.20     $13.24
                                     ======      ======    ======    ======     ======     ======

Total Return (b)..................    2.94%*      7.04%     5.07%     3.42%      4.49%      4.71%
Net Assets at End of the Period
  (In millions)...................   $131.1      $144.9    $123.8    $115.6     $149.5     $176.5
Ratio of Expenses to Average Net
  Assets..........................    1.58%       1.61%     1.67%     1.64%      1.62%      1.63%
Ratio of Net Investment Income to
  Average Net Assets..............    4.54%       4.67%     5.00%     5.32%      5.23%      5.12%
Portfolio Turnover................      35%*        48%       16%       14%        14%        22%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4% charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Based on average shares outstanding.

 46                                            See Notes to Financial Statements

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                     ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                     MARCH 31,     ------------------------------------------------
                                      2006        2005      2004      2003     2002 (a)     2001
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................   $13.32      $13.09    $13.11    $13.20     $13.24     $13.27
                                     ------      ------    ------    ------     ------     ------
  Net Investment Income...........      .30(d)      .62(d)    .64(d)    .79(d)     .70        .68
  Net Realized and Unrealized
    Gain/Loss.....................      .10         .27       .01      (.26)      (.12)      (.06)
                                     ------      ------    ------    ------     ------     ------
Total from Investment
  Operations......................      .40         .89       .65       .53        .58        .62
Less Distributions from Net
  Investment Income...............      .31         .66       .67       .62        .62        .65
                                     ------      ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD..........................   $13.41      $13.32    $13.09    $13.11     $13.20     $13.24
                                     ======      ======    ======    ======     ======     ======

Total Return (b)..................    2.99%*      6.98%     5.10%(e)  4.10%(c)   4.49%      4.71%
Net Assets at End of the Period
  (In millions)...................   $198.7      $200.0    $ 84.0    $ 34.3     $ 38.5     $ 44.4
Ratio of Expenses to Average Net
  Assets..........................    1.58%       1.62%     1.65%(e)  1.64%      1.62%      1.62%
Ratio of Net Investment Income to
  Average Net Assets..............    4.54%       4.62%     4.94%(e)  6.00%(c)   5.23%      5.13%
Portfolio Turnover................      35%*        48%       16%       14%        14%        22%

*   Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01, and increase the ratio of net investment income to average net assets from 5.19% to 5.23%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .68% and .69%, respectively.

(d) Based on average shares outstanding.

(e) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less that 1% (See footnote 7).

See Notes to Financial Statements                                             47

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors a high level of current income exempt from federal income tax primarily through investment in a diversified portfolio of medium- and lower-grade municipal securities. The Fund commenced investment operations on June 28, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of March 31, 2006, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, the Fund had $28,417,614 of when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At September 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $92,093,340 which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$ 1,076,939.................................................  September 30, 2006
  9,610,374.................................................  September 30, 2008
 10,147,307.................................................  September 30, 2009
 16,221,240.................................................  September 30, 2010
 22,472,916.................................................  September 30, 2011
  3,607,121.................................................  September 30, 2012
 28,957,443.................................................  September 30, 2013

    At March 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $1,564,966,234
                                                              ==============
Gross tax unrealized appreciation...........................  $   70,903,013
Gross tax unrealized depreciation...........................     (21,973,839)
                                                              --------------
Net tax unrealized appreciation on investments..............  $   48,929,174
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distributions paid from:
  Ordinary income...........................................    $     1,843
  Tax-exempt income.........................................     67,834,052
  Long-term capital gain....................................            -0-
                                                                -----------
                                                                $67,835,895
                                                                ===========

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary income...............................    $   48,591
Undistributed Tax-exempt income.............................     6,277,544

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sale transactions and the capitalization of reorganization and restructuring costs.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2006, the Fund's custody fee was reduced by $28,941 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $500 million..........................................       .50%
Over $500 million...........................................       .45%

    For the six months ended March 31, 2006, the Fund recognized expenses of approximately $16,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $89,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $334,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $153,558 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2006, Van Kampen, as distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $200,600 and CDSC on redeemed shares of approximately $135,900. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2006 and the year ended September 30, 2005, transactions were as follows:

                                            FOR THE                         FOR THE
                                        SIX MONTHS ENDED                   YEAR ENDED
                                         MARCH 31, 2006                SEPTEMBER 30, 2005
                                  ----------------------------    ----------------------------
                                    SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.......................    6,893,800    $  91,224,095     46,042,142    $ 610,280,678
  Class B.......................      191,696        2,533,497      3,997,568       52,841,157
  Class C.......................    1,104,505       14,711,796     10,302,312      137,623,632
                                  -----------    -------------    -----------    -------------
Total Sales.....................    8,190,001    $ 108,469,388     60,342,022    $ 800,745,467
                                  ===========    =============    ===========    =============
Dividend Reinvestment:
  Class A.......................    1,812,392    $  23,991,664      2,846,859    $  37,712,082
  Class B.......................      165,155        2,184,422        322,306        4,263,931
  Class C.......................      192,933        2,571,711        269,962        3,603,340
                                  -----------    -------------    -----------    -------------
Total Dividend Reinvestment.....    2,170,480    $  28,747,797      3,439,127    $  45,579,353
                                  ===========    =============    ===========    =============
Repurchases:
  Class A.......................   (7,696,263)   $(101,773,958)   (12,050,561)   $(158,836,281)
  Class B.......................   (1,455,304)     (19,274,782)    (2,891,622)     (38,202,420)
  Class C.......................   (1,490,028)     (19,842,007)    (1,980,028)     (26,350,941)
                                  -----------    -------------    -----------    -------------
Total Repurchases...............  (10,641,595)   $(140,890,747)   (16,922,211)   $(223,389,642)
                                  ===========    =============    ===========    =============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2006, the Fund received redemption fees of approximately $7,100, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $553,192,991 and $554,435,823, respectively.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended March 31, 2006 were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     -0-
Futures Opened..............................................     300
Futures Closed..............................................    (300)
                                                                ----
Outstanding at March 31, 2006...............................     -0-
                                                                ====

B. INDEXED SECURITIES An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the Portfolio of Investments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares,

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

Class B Shares and Class C Shares to compensate the Distributor for the distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $3,054,200 and $401,600 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally, plaintiffs' Motion for Leave to file a Supplemental Pleading was denied. This matter is now concluded.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative compliant that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of plaintiff's claims. Additionally, plaintiff and the named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

    While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN STRATEGIC MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

J. DAVID GERMANY
Vice President

DENNIS SHEA
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Strategic Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                    39,399,539
                                                                 STMI SAR 5/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-01267P-Y03/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen California Insured Tax Free Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN A CLASS I SHARE PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/06

                            A SHARES             B SHARES             C SHARES           I SHARES
                         since 12/13/85       since 4/30/93        since 8/13/93       since 8/12/05
-----------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   4.75%                4.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES       W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE       CHARGES

Since Inception          6.85%      6.59%     4.91       4.91%     4.46       4.46%        1.22%

10-year                  5.49       4.97      5.02       5.02      4.72       4.72           --

5-year                   4.69       3.68      4.29       4.04      3.93       3.93           --

1-year                   3.86      -1.08      3.97       0.01      3.09       2.10           --

6-month                  0.98      -3.83      0.95      -2.96      0.54      -0.43         1.05
-----------------------------------------------------------------------------------------------------

SEC Yield                    3.10%                3.51%                2.75%               3.75%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12B-1 PLAN THAN DID CLASS A SHARES FOR THE FISCAL PERIOD ENDED MARCH 31, 2006, THE TOTAL OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF CLASS A SHARES. THERE CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS THE MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12B-1 PLAN ARE HIGHER THAN THOSE PAYABLE BY CLASS A SHARES.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

MARKET CONDITIONS

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained considerable momentum in the first quarter.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase -- the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the central bank's view that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand for high yield municipal bond funds.

The State of California continued to lead the nation in municipal issuance. Moreover, although new volume dipped during the first quarter of 2006, it did not decline so rapidly as the national average. The state's municipal market has benefited from the continued strengthening of its credit fundamentals. Also, despite his flagging popularity, Governor Schwarzenegger has made progress advancing a number of his municipal funding proposals. The state still faces challenges, however, with budget deficits, pension funding litigation and immigration issues among the most significant.

PERFORMANCE ANALYSIS

The fund returned 0.98 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.98 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

-------------------------------------------------------------------
                                              LEHMAN BROTHERS
                                                 MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I     BOND INDEX

       0.98%     0.95%     0.54%     1.05%         0.98%
-------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended March 31, 2006, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

We managed the fund according to our long-standing "relative value" discipline. Our strategy involved buying bonds when our research indicates they are attractively valued, and then selling them if they reach our return targets. We then invested the proceeds into bonds which we believe offer greater future total return prospects. We used rigorous research to seek fundamentally strong issues with high liquidity. (Liquid securities are those for which there is a robust market of purchasers and sellers.)

The fund invests in insured securities, with all bonds holding a credit rating of AAA. Throughout the period, we followed a variety of strategies to pursue yield within the parameters of our quality-driven approach.

We positioned the portfolio to reflect our view that yields would continue to rise, with the yields of short-term bonds rising more rapidly than those of long-term bonds. Reflecting this analysis, we kept the fund's duration shorter than that of its benchmark; and this strategy served the fund well. (Duration is a measure of interest rate sensitivity.)

The fund also benefited from our view that the long-term segment of the yield curve was most compelling. We sold shorter-maturity bonds that had been pre-refunded, capturing appreciation gains. We purchased longer-term bonds (generally those with maturities of 25 to 30 years), favoring issues with premium coupons and defensive characteristics. In contrast, we avoided non-callable bonds and zero-coupon bonds, as these tend to underperform during periods of rising interest rates.

The fund's preference for well-known issues enhanced performance, as these bonds enjoyed demand on the national level. Within its portfolio, the fund maintained a bias to the essential services sector of the market; and this emphasis turned out to be advantageous. As of the close of the period, the fund's largest sector weightings were in the Public Education, Tax Allocation and Public Building sectors. (In contrast, we avoided housing bonds.)

We also found attractive yield opportunities by broadening the portfolio to include securities insured by less well-known, but financially sound companies with AAA ratings. These bonds often offered higher yields than comparable issues insured by the most recognized companies.

While these factors served the fund in good stead during the period, the fund's relative gains were tempered by its avoidance of a health care issue that performed briskly during the period, due to pre-refunding activity.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

TOP FIVE SECTORS AS OF 3/31/06              RATINGS ALLOCATIONS AS OF 3/31/06
Public Education              23.0%         AAA/Aaa                         100%
Tax Allocation                18.7
Public Building               15.9
Higher Education               8.6
General Purpose                7.3

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are a percentage of total investments. Top 5 sectors percentages are as a percentage of long-term investments. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard & Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/05 - 3/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD *
                                               -------------------------------------------------
                                                  10/1/05          3/31/06       10/1/05-3/31/06
Class A
  Actual.....................................    $1,000.00        $1,009.77           $4.61
  Hypothetical...............................     1,000.00         1,020.33            4.63
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,009.53            4.36
  Hypothetical...............................     1,000.00         1,020.63            4.38
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,005.45            8.35
  Hypothetical...............................     1,000.00         1,016.63            8.40
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,010.49            3.36
  Hypothetical...............................     1,000.00         1,021.63            3.38
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.92%, 0.87% and 1.67% and 0.67% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------

          CALIFORNIA MUNICIPAL BONDS  98.9%
$1,925    Alhambra, CA City Elem Sch Dist Cap Apprec Ser A
          (FSA Insd) (a)..................................   *      09/01/20   $    991,144
 2,000    Anaheim, CA Pub Fin Auth Tax Alloc Rev (Inverse
          Fltg) (MBIA Insd)............................... 9.420%   12/28/18      2,267,740
 3,000    Baldy Mesa, CA Wtr Dist Ctf Partn Parity Wtr Sys
          Impt Proj (AMBAC Insd).......................... 5.000    08/01/36      3,121,440
 1,430    Bay Area Govt Assn CA Lease Rev Cap Proj Ser A
          (AMBAC Insd) (a)................................ 5.250    07/01/17      1,520,133
 2,735    Bay Area Govt Assn CA Lease West Sacramento Ser
          A (XLCA Insd) (a)............................... 5.000    09/01/29      2,832,749
 1,070    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.250    08/01/24      1,147,778
 1,000    Bonita, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/28      1,041,780
 1,730    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd) (a)....................................... 5.500    08/01/17      1,880,026
 1,850    Brea & Olinda, CA Uni Sch Dist Ser A Rfdg (FSA
          Insd) (a)....................................... 5.500    08/01/18      2,010,432
   455    Calexico, CA Cmnty Redev Agy Tax Alloc Merged
          Cent Bus & Residential Ser C (AMBAC Insd)....... 5.000    08/01/28        474,447
 7,000    California Edl Fac Auth Rev Univ Of The Pacific
          (MBIA Insd)..................................... 5.875    11/01/20      7,641,760
 2,000    California Infrastructure & Econ Dev Bk Rev Bay
          Area Toll Brdg First Lien Ser A (FGIC Insd)..... 5.000    07/01/29      2,074,300
 1,050    California Spl Dist Assn Fin Corp Ctf Partn Pgm
          Ser DD (FSA Insd) (a)........................... 5.625    01/01/27      1,084,230
 1,150    California St (FGIC Insd)....................... 6.250    09/01/12      1,309,194
 1,200    California St Dept Transn Ctf Ser A Rfdg (MBIA
          Insd)........................................... 5.250    03/01/16      1,240,056
 2,500    California St Dept Wtr Res Pwr Supply Rev Rite
          Ser B (Inverse Fltg) (MBIA Insd) (Acquired
          9/8/03, Cost $2,709,650) (a) (b)................ 6.769    05/01/11      2,988,900
 2,500    California St Pub Wks Brd Lease Dept Corrections
          Ten Admin Ser A (AMBAC Insd).................... 5.250    03/01/17      2,665,825
 7,750    California St Rfdg (FGIC Insd).................. 5.000    02/01/23      7,985,135
 1,000    California St Univ Rev & Colleges Systemwide Ser
          A (AMBAC Insd).................................. 5.375    11/01/18      1,084,880
 1,900    California Statewide Cmntys Dev Auth Wtr Rev Ser
          A (FSA Insd).................................... 5.000    10/01/26      1,987,514
 1,000    Carson, CA Redev Agy Redev Proj Area No 1 Tax
          Alloc (MBIA Insd)............................... 5.500    10/01/15      1,114,660
 2,000    Castaic Lake Wtr Agy CA Ctf Partn Wtr Sys Impt
          Proj Ser A Rfdg (MBIA Insd)..................... 7.000    08/01/12      2,352,560
 3,000    Castaic Lake Wtr Agy CA Rev Ctf Partn Ser A
          (MBIA Insd)..................................... 5.250    08/01/23      3,182,760

 8                                             See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$  100    Cerritos, CA Cmnty College Election 2004 Ser A
          (MBIA Insd)..................................... 5.000%   08/01/26   $    104,248
   125    Cerritos, CA Cmnty College Election 2004 Ser A
          (MBIA Insd)..................................... 5.000    08/01/28        130,222
 2,000    Chula Vista, CA Pub Fin Auth Rev Ser A Rfdg
          (MBIA Insd)..................................... 5.000    09/01/29      2,075,220
 1,160    Coachella, CA Fin Auth Tax Proj 1 & 2 Ser A Rfdg
          (XLCA Insd) (a)................................. 5.250    12/01/30      1,229,913
 3,140    Colton, CA Jt Uni Sch Dist Election 2001 Ser C
          (FGIC Insd)..................................... 5.250    02/01/25      3,372,643
 2,500    Colton, CA Jt Uni Sch Dist Election 2001 Ser C
          (FGIC Insd)..................................... 5.250    02/01/27      2,677,625
 3,400    Contra Costa, CA Cmnty College Election 2002
          (MBIA Insd)..................................... 5.000    08/01/29      3,542,052
 2,500    Culver City, CA Redev Agy Tax Alloc Redev Proj
          Ser A Rfdg (AMBAC Insd)......................... 5.000    11/01/23      2,610,725
 2,400    Dinuba, CA Redev Agy Tax Alloc Merged City Redev
          Proj No 2 Rfdg (AMBAC Insd)..................... 5.000    09/01/34      2,482,800
 1,000    East Bay, CA Muni Util Dist Wtr Sys Rev (MBIA
          Insd)........................................... 5.000    06/01/21      1,044,210
 2,195    Elk Grove, CA Uni Sch Dist Spl Tax Cmnty Fac
          Dist No 1 (MBIA Insd)........................... 5.000    12/01/35      2,282,756
 1,280    Fillmore, CA Uni Sch Dist Election 2004 Ser A
          (FSA Insd)...................................... 5.000    08/01/27      1,338,688
 1,300    Folsom Cordova, CA Uni Sch Dist Sch Fac Impt
          Dist No 2 Ser A (MBIA Insd)..................... 5.375    10/01/17      1,408,979
 1,360    Folsom, CA Pub Fin Auth City Hall & Cmnty Ctr
          Rfdg (FSA Insd) (a)............................. 5.000    10/01/16      1,438,350
 1,480    Fontana, CA Redev Agy Tax Alloc Dwntwn Redev
          Proj Rfdg (MBIA Insd)........................... 5.000    09/01/21      1,532,777
   650    Fresno, CA Jt Pwrs Fin Auth Ser A (FSA Insd).... 5.000    06/01/17        682,974
   590    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/17        682,152
   630    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/18        734,548
   675    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/19        791,579
   720    Fresno, CA Uni Sch Dist Ser C Rfdg (MBIA Insd)
          (a)............................................. 5.900    08/01/20        849,478
 1,000    Fullerton, CA Sch Dist 2002 Election Ser B (FSA
          Insd)........................................... 5.125    08/01/26      1,059,270
 2,000    Glendale, CA Redev Agy Tax Ctr Glendale Redev
          Proj (MBIA Insd)................................ 5.250    12/01/20      2,137,860
 2,425    Glendora, CA Pub Fin Auth Tax Alloc Proj No 1
          Ser A (MBIA Insd)............................... 5.000    09/01/24      2,515,355
 5,000    Golden St Tobacco Securitization Corp CA Tobacco
          Settlement Rev Enhanced Asset Bkd Ser A (FGIC
          Insd)........................................... 5.000    06/01/38      5,138,500
 2,230    Hanford, CA High Sch Dist Election 1998 Ser C
          (MBIA Insd) (a)................................. 5.700    08/01/28      2,513,968

See Notes to Financial Statements                                              9

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,500    Huntington Beach, CA High Election 2004
          (FSA Insd)...................................... 5.000%   08/01/26   $  2,607,975
 2,000    Imperial Irr Dist CA Ctf Partn Elec Sys Proj
          (FSA Insd)...................................... 5.250    11/01/23      2,127,760
 1,950    Imperial Irr Dist CA Ctf Partn Wtr Sys Proj
          (AMBAC Insd) (a)................................ 5.000    07/01/19      2,044,614
 2,000    Inglewood, CA Redev Agy Tax Alloc Merged Redev
          Proj Ser A Rfdg (AMBAC Insd).................... 5.250    05/01/23      2,205,380
 1,715    Irvine, CA Pub Fac & Infrastructure Ser B (AMBAC
          Insd) (a)....................................... 5.000    09/02/23      1,774,991
 2,000    La Canada, CA Uni Sch Dist Election 2004 Ser A
          (MBIA Insd)..................................... 5.500    08/01/28      2,186,240
 2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.250    09/01/24      2,142,400
 2,000    La Quinta, CA Fin Auth Loc Ser A (AMBAC Insd)... 5.000    09/01/29      2,080,000
 2,000    La Quinta, CA Redev Agy Tax Alloc Redev Proj
          Area No 1 (AMBAC Insd).......................... 5.000    09/01/22      2,088,580
 1,000    Livermore-Amador Vly Wtr Mgmt Agy CA Swr Rev Ser
          A (AMBAC Insd).................................. 5.250    08/01/16      1,069,150
 1,000    Long Beach, CA Bd Fin Auth Lease Rev Rainbow
          Harbor Refin Proj Ser A (AMBAC Insd)............ 5.250    05/01/24      1,050,390
 1,260    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
          Proj (AMBAC Insd) (a)........................... 5.250    11/01/16      1,361,682
 1,545    Long Beach, CA Bd Fin Auth Pub Lease Safety Fac
          Proj (AMBAC Insd) (a)........................... 5.250    11/01/20      1,658,156
 2,000    Long Beach, CA Cmnty College Dist 2002 Election
          Ser B (FGIC Insd)............................... 5.000    05/01/25      2,088,220
 2,740    Los Angeles Cnty, CA Ctf Partn Antelope Vly
          Courthouse Ser A (AMBAC Insd)................... 5.750    11/01/16      2,968,954
 1,000    Los Angeles Cnty, CA Ctf Partn Disney Pkg Proj
          Rfdg (AMBAC Insd)............................... 4.750    03/01/23      1,009,680
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop A First Tier Sr Ser C Rfdg (AMBAC Insd).... 5.000    07/01/23      1,039,500
 1,235    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop C Second Tier Sr Ser A Rfdg (FGIC Insd).... 5.000    07/01/15      1,301,616
 1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax Rev
          Prop C Second Tier Sr Ser A Rfdg (FGIC Insd).... 5.000    07/01/16      1,051,490
 1,265    Los Angeles Cnty, CA Schs Regionalized Business
          Svcs Ctf Partn Cap Apprec Pooled Fin Ser A
          (AMBAC Insd)....................................   *      08/01/24        528,859
 1,975    Los Angeles, CA Ctf Partn Real Ppty Pgm Ser T
          (MBIA Insd) (a)................................. 5.000    02/01/19      2,048,114
 2,000    Los Angeles, CA Dept Wtr & Pwr Sys Ser C (MBIA
          Insd)........................................... 5.000    07/01/26      2,078,620
 2,380    Los Angeles, CA Mtg Rev FHA Security 8 Asstd
          Proj Ser A Rfdg (MBIA Insd)..................... 6.100    07/01/25      2,382,404

 10                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$1,375    Los Angeles, CA Spl Assmt Landscaping & Ltg Dist
          No 96 Ser 1 (AMBAC Insd) (a).................... 5.000%   03/01/21   $  1,422,217
 1,000    Lynwood, CA Uni Sch Dist 2002 Election Ser A
          (FSA Insd)...................................... 5.000    08/01/27      1,037,520
 1,000    Menifee, CA Uni Sch Dist 2002 Election Ser B
          (FGIC Insd)..................................... 5.000    08/01/28      1,043,520
 1,500    Modesto, CA Irr Dist Ctfs Partn Cap Impts Ser A
          (FSA Insd)...................................... 5.250    07/01/18      1,602,120
 1,105    Monrovia, CA Fin Auth Lease Rev Hillside
          Wilderness Preserve (AMBAC Insd)................ 5.000    12/01/20      1,159,996
 2,000    Montclair, CA Redev Agy Tax Redev Proj No V Rfdg
          (MBIA Insd)..................................... 5.000    10/01/20      2,080,380
 1,000    Mount Pleasant, CA Elem Sch Dist 1998 Election
          Ser C (FSA Insd)................................ 5.500    03/01/26      1,071,720
 1,570    Mountain View, CA Shoreline Tax Alloc Ser A
          (MBIA Insd) (a)................................. 5.250    08/01/16      1,679,398
 1,105    National City, CA Cmnty Dev Com Redev Proj Ser B
          Rfdg (AMBAC Insd)............................... 5.250    08/01/32      1,177,477
 2,000    Natomas, CA Uni Sch Dist Rfdg (FGIC Insd)....... 5.250    09/01/16      2,112,120
 2,060    Norco, CA Redev Agy Tax Alloc Norco Redev Proj
          Area No 1 Rfdg (AMBAC Insd)..................... 5.000    03/01/26      2,135,664
 1,250    North City West, CA Sch Fac Fin Auth Spl Tax Ser
          B Rfdg (FSA Insd)............................... 5.750    09/01/15      1,285,750
 1,000    Novato, CA Uni Sch Dist (FSA Insd).............. 5.000    08/01/28      1,041,780
 3,915    Oak Grove, CA Sch Dist 1995 Election (FGIC
          Insd)........................................... 5.250    08/01/25      4,147,355
 1,000    Oakland, CA Uni Sch Dist Alameda Cnty (FSA
          Insd)........................................... 5.000    08/01/17      1,034,530
 1,300    Oceanside, CA Ctf Partn Ser A Rfdg (AMBAC
          Insd)........................................... 5.200    04/01/23      1,370,798
 3,025    Orange Cnty, CA Pub Fin Auth Lease Rev Juvenile
          Justice Ctr Fac Rfdg (AMBAC Insd)............... 5.375    06/01/17      3,286,118
 1,145    Pacifica, CA Wastewtr Rev Rfdg (AMBAC Insd)..... 5.000    10/01/25      1,189,575
 1,340    Palm Springs, CA Fin Lease Rev Convention Ctr
          Proj Ser A Rfdg (MBIA Insd)..................... 5.250    11/01/19      1,441,786
 2,535    Placentia Yorba Linda, CA Uni Sch Dist Ctf Partn
          (FGIC Insd)..................................... 5.000    10/01/22      2,659,088
 3,065    Placentia Yorba Linda, CA Uni Sch Dist Ctf Partn
          (FGIC Insd)..................................... 5.000    10/01/30      3,181,225
 2,020    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd) (a).......................... 5.000    02/01/15      2,123,363
 1,110    Pomona, CA Pub Fin Auth Rev Merged Redev Proj
          Ser AD (MBIA Insd) (a).......................... 5.000    02/01/16      1,166,799
 1,360    Port Hueneme, CA Ctf Partn Cap Impt Pgm Rfdg
          (MBIA Insd)..................................... 6.000    04/01/19      1,595,103
 1,055    Poway, CA Redev Agy Tax Alloc Paguay Redev Proj
          (AMBAC Insd) (a)................................ 5.375    06/15/20      1,137,480

See Notes to Financial Statements                                             11

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$3,000    Rancho Cucamonga, CA Redev Agy Rancho Redev Proj
          (MBIA Insd)..................................... 5.375%   09/01/25   $  3,198,540
 1,000    Redding, CA Elec Sys Rev Ctf Partn (Inverse
          Fltg) (Escrowed to Maturity) (MBIA Insd)........ 9.359    07/01/22      1,364,680
 1,400    Redding, CA Redev Agy Tax Alloc Canby Hilltop
          Cypress Redev Ser A (MBIA Insd)................. 5.000    09/01/23      1,461,614
 3,775    Riverside Cnty, CA Ctf Partn Historic Courthouse
          Proj (FGIC Insd) (a)............................ 5.000    11/01/27      3,918,979
 2,160    Roseville, CA Jt Un High Sch Election 2004 Ser A
          (FGIC Insd) (a)................................. 5.000    08/01/26      2,251,757
 1,000    Sacramento, CA City Fin Auth Rev Cap Impt (AMBAC
          Insd)........................................... 5.000    12/01/33      1,031,730
 1,500    San Diego Cnty, CA Ctf Partn Edgemoor Proj &
          Regl Sys Rfdg (AMBAC Insd)...................... 5.000    02/01/23      1,562,415
 2,000    San Francisco, CA City & Cnty Second Ser Issue
          26B (FGIC Insd)................................. 5.000    05/01/22      2,077,800
 2,675    San Jose, CA Fin Auth Lease Rev Convention Ctr
          Proj Ser F Rfdg (MBIA Insd)..................... 5.000    09/01/17      2,814,020
 1,000    San Leandro, CA Ctf Partn Lib & Fire Stations
          Fin (AMBAC Insd)................................ 5.750    11/01/29      1,081,600
 1,000    San Leandro, CA Jt Proj Area Fin (MBIA Insd).... 5.100    12/01/26      1,045,710
 1,340    Sanger, CA Uni Sch Dist Ctfs Cap Impt Prog (FSA
          Insd) (a)....................................... 5.000    03/01/25      1,421,311
 2,000    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd) (a)...................... 5.375    09/01/20      2,137,280
 2,065    Santa Fe Springs, CA Cmnty Dev Comm Tax Alloc
          Ser A Rfdg (MBIA Insd).......................... 5.375    09/01/21      2,202,839
 2,450    Santa Monica, CA Cmnty College Ser A Rfdg (AMBAC
          Insd) (a)....................................... 5.250    02/01/23      2,610,794
 1,000    Shasta, CA Jt Pwrs Fin Auth Cnty Admin Bldg Proj
          Ser A (MBIA Insd)............................... 5.250    04/01/22      1,060,930
 1,000    South Gate, CA Pub Fin Auth South Gate Redev
          Proj No 1 (XLCA Insd)........................... 5.750    09/01/22      1,111,670
 2,150    Temecula, CA Redev Agy Tax Alloc Rev Temecula
          Redev Proj No 1 (MBIA Insd)..................... 5.125    08/01/27      2,238,924
 1,000    University of CA Rev Multi Purp Proj Ser M (FGIC
          Insd)........................................... 5.125    09/01/17      1,052,880
 1,000    University of CA Rev Resh Fac Ser E (AMBAC
          Insd)........................................... 5.000    09/01/19      1,046,940
 1,540    Vallejo City, CA Uni Sch Dist Ser A Rfdg
          (MBIA Insd)..................................... 5.900    02/01/20      1,809,808

 12                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                      COUPON   MATURITY      VALUE
-------------------------------------------------------------------------------------------
          CALIFORNIA MUNICIPAL BONDS (CONTINUED)
$2,000    Ventura Cnty, CA Ctf Partn Pub Fin Auth Ser I
          (FSA Insd)...................................... 5.250%   08/15/16   $  2,101,240
 3,655    Woodland, CA Fin Auth Wastewater Rev Second Sr
          Lien (MBIA Insd) (a)............................ 5.000    03/01/30      3,791,953
                                                                               ------------
TOTAL INVESTMENTS  98.9%
  (Cost $216,211,798).......................................................    226,849,406
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%.................................      2,546,747
                                                                               ------------

NET ASSETS  100.0%..........................................................   $229,396,153
                                                                               ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

(b) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.3% of net assets.

AMBAC--AMBAC Indemnity Corp.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

XLCA--XL Capital Assurance Inc.

See Notes to Financial Statements                                             13

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $216,211,798).......................  $226,849,406
Cash........................................................     1,387,878
Receivables:
  Interest..................................................     2,474,898
  Fund Shares Sold..........................................       121,121
Other.......................................................       147,975
                                                              ------------
    Total Assets............................................   230,981,278
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       880,683
  Income Distributions......................................       220,526
  Investment Advisory Fee...................................        92,324
  Distributor and Affiliates................................        73,874
Trustees' Deferred Compensation and Retirement Plans........       212,831
Accrued Expenses............................................       104,887
                                                              ------------
    Total Liabilities.......................................     1,585,125
                                                              ------------
NET ASSETS..................................................  $229,396,153
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $217,955,564
Net Unrealized Appreciation.................................    10,637,608
Accumulated Undistributed Net Investment Income.............       565,117
Accumulated Net Realized Gain...............................       237,864
                                                              ------------
NET ASSETS..................................................  $229,396,153
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $186,322,622 and 10,144,139 shares of
    beneficial interest issued and outstanding).............  $      18.37
    Maximum sales charge (4.75%* of offering price).........           .92
                                                              ------------
    Maximum offering price to public........................  $      19.29
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $29,493,222 and 1,581,140 shares of
    beneficial interest issued and outstanding).............  $      18.65
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $11,420,309 and 621,542 shares of
    beneficial interest issued and outstanding).............  $      18.37
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,160,000 and 117,623 shares of
    beneficial interest issued and outstanding).............  $      18.36
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 14                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 5,534,050
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      548,226
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $233,512, $31,548 and $58,961
  respectively).............................................      324,021
Shareholder Services........................................       66,621
Legal.......................................................       26,156
Trustees' Fees and Related Expenses.........................       15,738
Custody.....................................................       12,107
Other.......................................................      111,414
                                                              -----------
    Total Expenses..........................................    1,104,283
    Less Credits Earned on Cash Balances....................        3,584
                                                              -----------
    Net Expenses............................................    1,100,699
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,433,351
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   294,696
  Futures...................................................        2,991
                                                              -----------
Net Realized Gain...........................................      297,687
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   13,202,185
  End of the Period.........................................   10,637,608
                                                              -----------
Net Unrealized Depreciation During the Period...............   (2,564,577)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(2,266,890)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 2,166,461
                                                              ===========

See Notes to Financial Statements                                             15

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  4,433,351         $  9,071,213
Net Realized Gain....................................         297,687            2,956,456
Net Unrealized Depreciation During the Period........      (2,564,577)          (2,833,739)
                                                         ------------         ------------
Change in Net Assets from Operations.................       2,166,461            9,193,930
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (3,747,886)          (7,367,133)
  Class B Shares.....................................        (604,450)          (1,193,998)
  Class C Shares.....................................        (192,493)            (381,330)
  Class I Shares.....................................         (51,060)             (14,214)
                                                         ------------         ------------
                                                           (4,595,889)          (8,956,675)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................      (2,396,767)          (1,194,255)
  Class B Shares.....................................        (396,499)            (256,541)
  Class C Shares.....................................        (152,451)             (76,525)
  Class I Shares.....................................         (31,914)                 -0-
                                                         ------------         ------------
                                                           (2,977,631)          (1,527,321)
                                                         ------------         ------------
Total Distributions..................................      (7,573,520)         (10,483,996)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (5,407,059)          (1,290,066)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      18,106,453           34,454,209
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       5,468,461            7,391,256
Cost of Shares Repurchased...........................     (25,140,936)         (40,845,600)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (1,566,022)             999,865
                                                         ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................      (6,973,081)            (290,201)
NET ASSETS:
Beginning of the Period..............................     236,369,234          236,659,435
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $565,117 and
  $727,655, respectively)............................    $229,396,153         $236,369,234
                                                         ============         ============

 16                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,     -----------------------------------------------
                                       2006        2005      2004      2003     2002 (b)    2001
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................    $18.80      $18.93    $18.84    $19.45     $18.64    $17.67
                                      ------      ------    ------    ------     ------    ------
  Net Investment Income...........       .36(c)      .72       .75       .74        .77       .81
  Net Realized and Unrealized
    Gain/Loss.....................      (.18)        .01       .06      (.44)       .85       .94
                                      ------      ------    ------    ------     ------    ------
Total from Investment
  Operations......................       .18         .73       .81       .30       1.62      1.75
                                      ------      ------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income.............       .37         .74       .72       .75        .78       .78
  Distributions from Net Realized
    Gain..........................       .24         .12       -0-       .16        .03       -0-
                                      ------      ------    ------    ------     ------    ------
Total Distributions...............       .61         .86       .72       .91        .81       .78
                                      ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................    $18.37      $18.80    $18.93    $18.84     $19.45    $18.64
                                      ======      ======    ======    ======     ======    ======

Total Return (a)..................     0.98%*      3.96%     4.42%     1.67%      9.01%    10.09%
Net Assets at End of the Period
  (In millions)...................    $186.3      $188.0    $183.0    $195.4     $200.4    $174.9
Ratio of Expenses to Average Net
  Assets..........................      .92%        .92%      .89%      .87%       .87%      .89%
Ratio of Net Investment Income to
  Average Net Assets..............     3.84%       3.83%     4.00%     3.93%      4.18%     4.43%
Portfolio Turnover................       17%*        25%       16%       25%        32%       39%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.16% to 4.18%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

See Notes to Financial Statements                                             17

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                      MARCH 31,     -----------------------------------------------
                                       2006        2005      2004      2003     2002 (b)    2001
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................    $19.07      $19.03    $18.82    $19.44     $18.65    $17.69
                                      ------      ------    ------    ------     ------    ------
  Net Investment Income...........       .37(d)      .79       .72       .60        .63       .67
  Net Realized and Unrealized
    Gain/Loss.....................      (.22)       (.03)      .07      (.45)       .84       .94
                                      ------      ------    ------    ------     ------    ------
Total from Investment
  Operations......................       .18         .76       .79       .15       1.47      1.61
                                      ------      ------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income.............       .36         .60       .58       .61        .65       .65
  Distributions from Net Realized
    Gain..........................       .24         .12       -0-       .16        .03       -0-
                                      ------      ------    ------    ------     ------    ------
Total Distributions...............       .60         .72       .58       .77        .68       .65
                                      ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................    $18.65      $19.07    $19.03    $18.82     $19.44    $18.65
                                      ======      ======    ======    ======     ======    ======

Total Return (a)..................     0.95%*(c)   4.10%(c)  4.29%(c)  0.87%      8.16%     9.27%
Net Assets at End of the Period
  (In millions)...................    $ 29.5      $ 33.7    $ 41.1    $ 49.8     $ 53.0    $ 47.7
Ratio of Expenses to Average Net
  Assets..........................      .87%(c)     .81%(c)  1.09%(c)  1.62%      1.63%     1.65%
Ratio of Net Investment Income to
  Average Net Assets..............     3.89%(c)    3.96%(c)  3.80%(c)  3.18%      3.42%     3.67%
Portfolio Turnover................       17%*        25%       16%       25%        32%       39%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second years of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.40% to 3.42%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(d) Based on average shares outstanding.

 18                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                      MARCH 31,     -----------------------------------------------
                                       2006        2005      2004      2003     2002 (b)    2001
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..........................    $18.81      $18.93    $18.82    $19.43     $18.64    $17.68
                                      ------      ------    ------    ------     ------    ------
  Net Investment Income...........       .29(e)      .59       .61       .61        .64       .68
  Net Realized and Unrealized
    Gain/Loss.....................      (.18)        .01       .08      (.45)       .83       .93
                                      ------      ------    ------    ------     ------    ------
Total from Investment
  Operations......................       .10         .60       .69       .16       1.47      1.61
                                      ------      ------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income.............       .30         .60       .58       .61        .65       .65
  Distributions from Net Realized
    Gain..........................       .24         .12       -0-       .16        .03       -0-
                                      ------      ------    ------    ------     ------    ------
Total Distributions...............       .54         .72       .58       .77        .68       .65
                                      ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD..........................    $18.37      $18.81    $18.93    $18.82     $19.43    $18.64
                                      ======      ======    ======    ======     ======    ======

Total Return (a)..................     0.54%*      3.26%(d)  3.75%(d)  0.92%(c)   8.16%     9.27%
Net Assets at End of the Period
  (In millions)...................    $ 11.4      $ 12.0    $ 12.6    $ 18.1     $ 15.0    $ 11.0
Ratio of Expenses to Average Net
  Assets..........................     1.67%       1.61%(d)  1.59%(d)  1.62%      1.63%     1.65%
Ratio of Net Investment Income to
  Average Net Assets..............     3.09%       3.15%(d)  3.30%(d)  3.20%(c)   3.41%     3.67%
Portfolio Turnover................       17%*        25%       16%       25%        32%       39%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.39% to 3.41%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(e) Based on average shares outstanding.

See Notes to Financial Statements                                             19

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            AUGUST 12, 2005
                                                           SIX MONTHS        (COMMENCEMENT
                     CLASS I SHARES                          ENDED         OF OPERATIONS) TO
                                                         MARCH 31, 2006    SEPTEMBER 30, 2005
                                                         ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD................     $18.80              $18.87
                                                             ------              ------
  Net Investment Income.................................        .38(b)              .09
  Net Realized and Unrealized Loss......................       (.18)               (.06)
                                                             ------              ------
Total from Investment Operations........................        .20                 .03
                                                             ------              ------
Less:
  Distributions from Net Investment Income..............        .40                 .10
  Distributions from Net Realized Gain..................        .24                 -0-
                                                             ------              ------
Total Distributions.....................................        .64                 .10
                                                             ------              ------
NET ASSET VALUE, END OF THE PERIOD......................     $18.36              $18.80
                                                             ======              ======

Total Return (a)........................................      1.05%*              0.17%*
Net Assets at End of the Period (In millions)...........     $  2.2              $  2.6
Ratio of Expenses to Average Net Assets.................       .67%                .73%
Ratio of Net Investment Income to Average Net Assets....      4.08%               4.03%
Portfolio Turnover......................................        17%*                25%

*   Non-Annualized

(a) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(b) Based on average shares outstanding.

 20                                            See Notes to Financial Statements

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Insured Tax Free Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide only California investors with a high level of current income exempt from federal and California income taxes, with liquidity and safety of principal, primarily through investment in a diversified portfolio of insured California municipal securities. The Fund commenced investment operations on December 13, 1985. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $216,032,197
                                                              ============
Gross tax unrealized appreciation...........................  $ 10,998,819
Gross tax unrealized depreciation...........................      (181,610)
                                                              ------------
Net tax unrealized appreciation on investments..............  $ 10,817,209
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of futures gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distributions paid from:
  Ordinary income...........................................  $      755
  Long-term capital gain....................................   1,527,321
                                                              ----------
                                                              $1,528,076
                                                              ==========

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   94,762
Undistributed long-term capital gain........................   2,815,951

F. INSURANCE EXPENSE The Fund typically invests in insured bonds. Any portfolio securities not specifically covered by a primary insurance policy are insured secondarily through the Fund's portfolio insurance policy. Insurance premiums are based on the daily balances of uninsured bonds in the portfolio of investments and are charged to expense on an accrual basis. The insurance policy guarantees the timely payment of principal and interest on the securities in the Fund's portfolio.

G. EXPENSE REDUCTIONS During the six months ended March 31, 2006, the Fund's custody fee was reduced by $3,584 as a result of credits earned on cash balances.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $100 million..........................................    0.500%
Next $150 million...........................................    0.450%
Next $250 million...........................................    0.425%
Over $500 million...........................................    0.400%

    For the six months ended March 31, 2006, the Fund recognized expenses of approximately $4,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $35,900 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $52,300 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $123,676 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2006, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $45,300 and

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

CDSC on redeemed shares of approximately $9,600. Sales charges do not represent expenses of the Fund.

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2006 and the year ended September 30, 2005, transactions were as follows:

                                               FOR THE                       FOR THE
                                           SIX MONTHS ENDED                 YEAR ENDED
                                            MARCH 31, 2006              SEPTEMBER 30, 2005
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................     891,888    $ 16,562,414     1,471,767    $ 27,872,464
  Class B...........................      23,574         444,818        83,294       1,597,761
  Class C...........................      55,667       1,037,500       118,736       2,246,315
  Class I...........................       3,326          61,721       145,079       2,737,669
                                      ----------    ------------    ----------    ------------
Total Sales.........................     974,455    $ 18,106,453     1,818,876    $ 34,454,209
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     239,769    $  4,445,119       320,900    $  6,072,157
  Class B...........................      38,635         727,065        53,489       1,021,670
  Class C...........................      11,501         213,306        14,962         283,212
  Class I...........................       4,475          82,971           753          14,217
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     294,380    $  5,468,461       390,104    $  7,391,256
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................    (986,567)   $(18,335,584)   (1,459,363)   $(27,608,932)
  Class B...........................    (246,696)     (4,657,194)     (528,905)    (10,111,922)
  Class C...........................     (85,423)     (1,588,325)     (158,990)     (3,012,985)
  Class I...........................     (30,105)       (559,833)       (5,905)       (111,761)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (1,348,791)   $(25,140,936)   (2,153,163)   $(40,845,600)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2006, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $38,189,287 and $41,747,794, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the specific types of derivative financial instruments used by the fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes and typically closes the contract prior to the delivery date. The contracts are generally used to manage the portfolio's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the six months ended March 31, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     -0-
Futures Opened..............................................     107
Futures Closed..............................................    (107)
                                                                ----
Outstanding at March 31, 2006...............................     -0-
                                                                ====

B. INDEXED SECURITIES The Fund invests in indexed securities. These instruments are identified in the Portfolio of Investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Fund to enhance the yield of the portfolio.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $3,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally, plaintiffs' Motion for Leave to file a Supplemental Pleading was denied. The matter is now concluded.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

VAN KAMPEN CALIFORNIA INSURED TAX FEE FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of plaintiff's claims. Additionally, plaintiff and the named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

    While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN CALIFORNIA INSURED TAX FREE FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

J. DAVID GERMANY
Vice President

DENNIS SHEA
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen California Insured Tax Free Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  41, 341, 541
                                                                  CAI SAR 5/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                        RN06-0125P-Y03/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN A CLASS I SHARE PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/06

                            A SHARES             B SHARES             C SHARES           I SHARES
                          since 8/1/90        since 8/24/92        since 8/13/93      since 8/12/05
----------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   4.75%                4.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES      W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE      CHARGES

Since Inception          5.91%      5.58%     4.72%      4.72%     3.97%     3.97%        2.14%

10-year                  4.83       4.33      4.35       4.35      4.03      4.03           --

5-year                   4.86       3.85      4.06       3.80      4.07      4.07           --

1-year                   4.65      -0.34      3.75      -0.25      3.82      2.82           --

6-month                  1.48      -3.32      0.97      -3.00      1.04      0.04         1.53
----------------------------------------------------------------------------------------------------

30-Day SEC Yield             3.48%                2.91%                2.91%              3.91%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

MARKET CONDITIONS

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained momentum in the first quarter of 2006.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase--the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the central bank's view that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped by 30 percent versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

PERFORMANCE ANALYSIS

The fund returned 1.48 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.98 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

-----------------------------------------------------------------------------
                                              LEHMAN BROTHERS MUNICIPAL
      CLASS A   CLASS B   CLASS C   CLASS I          BOND INDEX

       1.48%     0.97%     1.04%     1.53%              0.98%
-----------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

We sought to increase the yield and return potential of the portfolio within the framework of our investment strategy. Following our long-standing "relative value" discipline, we favored high quality bonds with good liquidity. (Liquid securities are those for which there is a robust market of purchasers and sellers.) Based on our in-depth proprietary research, we purchased bonds we believed to be attractively valued, and then sold them when they reached our return targets. We then invested the proceeds into bonds which we believed offered greater future total return prospects.

Several factors drove the fund's performance during the period. While the majority of the portfolio was invested in bonds rated AA and higher, the fund was overweighted in BBB rated bonds and non-rated bonds relative to its benchmark. In an environment of relatively low interest rates, demand for higher-yielding credits remained strong.

Our analysis had suggested that interest rates would continue to rise, with the yields of short-term bonds advancing more rapidly than those of long-term issues. Accordingly, we kept the fund's duration (a measure of interest rate sensitivity) shorter than that of the Lehman benchmark, and this strategy contributed to the fund's relative performance. An overweighted position in long-term bonds -- the strongest segment of the market--also served the fund well.

Our sales included shorter maturity, pre-refunded bonds. We also sold zero-coupon bonds, which tend to underperform during periods of rising rates. We added slightly to the fund's stake in BBB rated bonds during the period, bringing the fund's allocation of BBB and non-rated bonds to approximately 20 percent at the close of the reporting period.

The fund remained well diversified across the major sectors of the municipal market, with a focus on essential services. As of the close of the period, general purpose, hospitals and wholesale electric represented the fund's largest sector weightings. Meanwhile, approximately 72 percent of the fund's bonds were rated AA or higher as of March 31, 2006.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATION AS OF 3/31/06
AAA/Aaa                                                          59.4%
AA/Aa                                                            13.0
A/A                                                               6.0
BBB/Baa                                                           9.3
BB/Ba                                                             0.3
B/B                                                               1.0
NR                                                               11.0

TOP FIVE SECTORS AS A 3/31/06
General Purpose                                                  14.8%
Hospital                                                         10.2
Wholesale Electric                                               10.1
Public Education                                                  9.1
Bridge Tunnel                                                     8.2

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/06
California                                                       15.6%
New York                                                         15.0
Texas                                                            12.1
Illinois                                                          6.9
Colorado                                                          6.2
New Jersey                                                        6.1
Florida                                                           5.5
Michigan                                                          4.0
Massachusetts                                                     2.1
Utah                                                              2.1
Arizona                                                           2.0
Connecticut                                                       1.9
North Carolina                                                    1.8
Missouri                                                          1.5
Indiana                                                           1.4
Georgia                                                           1.4
Washington                                                        1.4
District of Columbia                                              1.3
Kansas                                                            1.1
Pennsylvania                                                      1.1
Oregon                                                            1.0
Iowa                                                              1.0
Tennessee                                                         0.9
West Virginia                                                     0.9
New Hampshire                                                     0.8
Louisiana                                                         0.7
Ohio                                                              0.5
Rhode Island                                                      0.5
Alabama                                                           0.5
Oklahoma                                                          0.4
South Dakota                                                      0.4
Minnesota                                                         0.3
Maryland                                                          0.2
Vermont                                                           0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/06
                                       (continued from previous page)
South Carolina                                                    0.1
Taxable Note                                                      0.3
                                                                -----
Total Investments                                                99.2%
Other Assets in Excess of Liabilities                             0.8
                                                                -----
Total Net Assets                                                100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Ratings allocations and sectors are as a percentage of long-term investments. Summary of investments by state classification is as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/05 - 3/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/05          3/31/06       10/1/05-3/31/06
Class A
  Actual.....................................    $1,000.00        $1,014.79           $4.47
  Hypothetical...............................     1,000.00         1,020.43            4.48
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,009.67            8.22
  Hypothetical...............................     1,000.00         1,016.73            8.25
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,010.36            8.22
  Hypothetical...............................     1,000.00         1,016.73            8.25
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,015.35            3.22
  Hypothetical...............................     1,000.00         1,021.73            3.23
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.89%, 1.64%, 1.64% and 0.64% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MUNICIPAL BONDS 98.7%
           ALABAMA  0.5%
$ 2,000    Birmingham Baptist Med Ctr AL Spl Care Fac
           Fin Auth Rev Baptist Hlth Sys Inc Ser A.....       5.000%  11/15/30    $  1,976,160
  1,000    Jefferson Cnty, AL Ltd Oblig Sch Wt Ser A...       5.000   01/01/24       1,028,390
      3    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
           Mobile Energy Svc Co Proj Rfdg..............       6.950   01/01/20             294
                                                                                  ------------
                                                                                     3,004,844
                                                                                  ------------
           ARIZONA  2.0%
  1,000    Cottonwood, AZ Wtr Rev Sys Sr Lien (XLCA
           Insd).......................................       5.000   07/01/30       1,041,040
  5,000    Phoenix, AZ Civic Impt Corp Sr Lien Ser B
           (AMT) (FGIC Insd)...........................       5.250   07/01/32       5,164,850
  1,875    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................       6.000   09/01/12       1,969,200
  1,750    Scottsdale, AZ Indl Dev Hosp Scottsdale Mem
           Hosp Ser A Rfdg (AMBAC Insd)................       6.125   09/01/17       1,839,582
  2,750    University Med Ctr Corp AZ Hosp Rev.........       5.000   07/01/35       2,753,410
                                                                                  ------------
                                                                                    12,768,082
                                                                                  ------------
           CALIFORNIA  15.6%
  4,870    Anaheim, CA Pub Fin Auth Lease Rev Cap
           Apprec Sub Pub Impt Proj C (FSA Insd).......        *      09/01/20       2,507,466
  2,000    California Cnty, CA Tob Securitization Agy
           Tob LA Cnty Securitization Ser A (a)........     0/5.250   06/01/21       1,570,360
  1,670    California Cnty, CA Tob Securitization Agy
           Tob Sonoma Cnty Corp Rfdg...................       5.000   06/01/26       1,629,486
  1,875    California Cnty, CA Tob Securitization Agy
           Tob Sonoma Cnty Corp Rfdg...................       5.250   06/01/45       1,845,750
  1,000    California Hlth Fac Fin Auth Rev Cedars
           Sinai Med Ctr Rfdg..........................       5.000   11/15/27       1,017,920
  3,000    California Hlth Fac Fin Auth Rev Cedars
           Sinai Med Ctr Rfdg..........................       5.000   11/15/34       3,044,490
    305    California Infrastructure & Econ Dev Bk Rev
           Bay Area Toll Brdgs First Lien A (FSA
           Insd).......................................       5.250   07/01/20         328,351
  5,000    California Infrastructure & Econ Dev Bk Rev
           Rites-PA-1202R (Inverse Fltg) (Acquired
           09/10/03, Cost $5,484,100) (FSA Insd) (b)
           (c).........................................       6.519   07/01/11       5,765,550
  5,725    California St (FSA Insd)....................       5.000   02/01/29       5,928,924
 10,000    California St Dept Wtr Res Pwr Ser A
           (Prerefunded @ 05/01/12) (AMBAC Insd).......       5.500   05/01/16      11,045,300
  5,000    California St Dept Wtr Res Pwr Ser A
           (Prerefunded @ 05/01/12) (XLCA Insd)........       5.375   05/01/17       5,488,900
  6,575    California St Dept Wtr Res Pwr Supply Rev
           Rites-PA-1201R (Inverse Fltg) (Acquired
           09/08/03, Cost $7,143,277) (MBIA Insd)
           (c).........................................       6.519   05/01/20       7,771,979

 10                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           CALIFORNIA (CONTINUED)
$ 7,500    California St Drivers Ser 482 (Inverse Fltg)
           (Acquired 07/19/04, Cost $8,325,750) (XLCA
           Insd) (b) (c)...............................       7.010%  10/01/10    $  8,595,000
  3,500    California St Pub Wks Brd Lease Rev Dept
           Corrections Ser C...........................       5.250   06/01/28       3,660,300
  1,350    California Statewide Cmnty Dev Auth Rev
           Daughters of Charity Hlth Ser A.............       5.000   07/01/39       1,344,249
  3,000    California Statewide Cmnty Dev Auth Rev Hlth
           Fac Adventist Hlth Ser A....................       5.000   03/01/35       3,033,210
  2,640    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................        *      09/01/13       1,671,674
  5,430    Escondido, CA Jt Pwrs Fin Auth Lease Rev
           (AMBAC Insd)................................        *      09/01/14       3,211,302
  3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg (MBIA Insd).................        *      01/15/17       1,760,160
 21,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................        *      01/15/24       7,644,210
 15,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
           Cap Apprec Rfdg.............................        *      01/15/30       3,793,050
  2,400    Golden St Tob Securitization Corp CA Tob
           Settlement Rev Enhanced Ser A...............       5.000   06/01/45       2,441,328
  6,695    San Francisco, CA City & Cnty Second Ser
           Issue 29 B Rfdg (FGIC Insd).................       5.125   05/01/20       7,039,391
  1,600    Turlock, CA Hlth Fac Rev Ctf Partn Emanuel
           Med Ctr Inc.................................       5.375   10/15/34       1,642,928
  5,000    West Contra Costa CA Uni Election of 2002
           Ser B (FSA Insd)............................       5.000   08/01/26       5,167,050
                                                                                  ------------
                                                                                    98,948,328
                                                                                  ------------
           COLORADO  6.2%
  2,840    Adams Cnty, CO Single Family Mtg Rev Ser A
           (Escrowed to Maturity) (b)..................       8.875   08/01/10       3,399,452
  5,000    Arapahoe Cnty, CO Wtr & Waste Proj Ser A
           (MBIA Insd).................................       5.125   12/01/32       5,225,400
  5,000    Colorado Ed & Cultural Fac Auth Rev Impt
           Charter Sch Peak to Peak Rfdg (XLCA Insd)...       5.250   08/15/34       5,282,150
  3,000    Colorado Hlth Fac Auth Rev Covenant
           Retirement Cmntys Inc.......................       5.000   12/01/35       2,947,410
  1,000    Colorado Hlth Fac Auth Rev Evangelical
           Lutheran Ser A..............................       5.250   06/01/34       1,019,410
  5,000    Colorado Springs, CO Util Rev Sys Sub Lien
           Impt Ser A Rfdg.............................       5.000   11/15/21       5,214,500
  5,000    Colorado Springs, CO Util Rev Sys Sub Lien
           Impt Ser A Rfdg.............................       5.000   11/15/29       5,128,950
  1,630    Dove Vly Metro Dist CO Arapahoe Cnty Rfdg
           (FSA Insd)..................................       5.000   11/01/25       1,703,790

See Notes to Financial Statements                                             11

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           COLORADO (CONTINUED)
$15,000    E 470 Pub Hwy Auth CO Rev Cap Apprec Sr Ser
           B (MBIA Insd)...............................        *      09/01/20    $  7,735,200
  1,500    Park Creek Metro Dist CO Rev Sr Ltd Tax Ppty
           Tax Rfdg....................................       5.500%  12/01/37       1,543,110
                                                                                  ------------
                                                                                    39,199,372
                                                                                  ------------
           CONNECTICUT  1.9%
  2,785    Bridgeport, CT Rol Ser II R 182 (Inverse
           Fltg) (Acquired 07/09/02, Cost $3,177,971)
           (FGIC Insd) (b) (c).........................       7.469   08/15/15       3,226,757
  2,950    Bridgeport, CT Rol Ser II R 182 (Inverse
           Fltg) (Acquired 07/09/02, Cost $3,323,232)
           (FGIC Insd) (b) (c).........................       7.469   08/15/16       3,407,574
  2,530    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (d)..........       6.400   09/01/11       2,603,117
  2,470    Mashantucket Western Pequot Tribe CT Spl Rev
           Ser A, 144A--Private Placement (Prerefunded
           @ 09/01/07) (d).............................       6.400   09/01/11       2,590,017
                                                                                  ------------
                                                                                    11,827,465
                                                                                  ------------
           DISTRICT OF COLUMBIA  1.3%
  5,150    District Columbia Tax Incrmnt Gallary Place
           Proj (FSA Insd).............................       5.250   07/01/27       5,436,958
  3,000    Metropolitan Washington DC Arpt Auth Sys Ser
           A (AMT) (FGIC Insd).........................       5.250   10/01/32       3,100,830
                                                                                  ------------
                                                                                     8,537,788
                                                                                  ------------
           FLORIDA  5.3%
  5,000    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMT)
           (AMBAC Insd)................................       5.250   10/01/26       5,182,250
  1,100    Capital Tr Agy FL Rev Ft Lauderdale Proj
           (AMT).......................................       5.750   01/01/32       1,143,571
  9,000    Dade Cnty, FL Gtd Entitlement Rev Cap Apprec
           Ser A Rfdg (MBIA Insd)......................        *      02/01/18       4,525,200
    570    Escambia Cnty, FL Hlth Fac Auth Rev (AMBAC
           Insd).......................................       5.950   07/01/20         600,193
  6,385    Lake Cnty, FL Sch Brd Ctf Partn (Prerefunded
           @ 07/01/12) (AMBAC Insd)....................       5.375   07/01/16       6,930,151
    500    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
           Orlando Lutheran Twr Rfdg (Prerefunded @
           07/01/06)...................................       8.625   07/01/20         521,095
    595    Orange Cnty, FL Tourist Dev Tax Rev
           (Escrowed to Maturity) (AMBAC Insd).........       6.000   10/01/16         598,665
 12,860    Orlando, FL Util Commn Wtr Rfdg.............       5.250   10/01/19      13,771,131
                                                                                  ------------
                                                                                    33,272,256
                                                                                  ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           GEORGIA  1.4%
$ 2,000    Atlanta, GA Tax Alloc Eastside Proj Ser B...       5.600%  01/01/30    $  2,053,100
  6,310    Municipal Elec Auth GA Combustion Turbine
           Ser A (MBIA Insd)...........................       5.250   11/01/17       6,762,364
      5    Municipal Elec Auth GA Combustion Turbine
           Ser A (Prerefunded @ 11/01/12) (MBIA
           Insd).......................................       5.250   11/01/17           5,407
                                                                                  ------------
                                                                                     8,820,871
                                                                                  ------------
           ILLINOIS  6.9%
  1,500    Bolingbrook, IL Sales Tax Rev (a)...........     0/6.250   01/01/24       1,345,260
  3,000    Chicago, IL Lakefront Millennium Pkg Fac
           (MBIA Insd) (a).............................     0/5.650   01/01/19       3,244,920
  1,000    Chicago, IL Metro Wtr Reclamation Dist Gtr
           Chicago (Escrowed to Maturity)..............       7.000   01/01/11       1,105,310
  8,050    Chicago, IL O'Hare Intl Arpt Rev Gen Arpt
           Third Lien C-2 Rfdg (AMT) (XLCA Insd).......       5.250   01/01/34       8,299,952
  1,200    Chicago, IL Proj & Rfdg Ser C (FGIC Insd)
           (b).........................................       5.750   01/01/16       1,298,976
  2,010    Chicago, IL Proj & Rfdg Ser C (Prerefunded @
           07/01/10) (FGIC Insd) (b)...................       5.750   01/01/16       2,188,990
     40    Chicago, IL Single Family Mtg Rev Ser A
           (AMT) (GNMA Collateralized).................       7.000   09/01/27          40,133
    945    Chicago, IL Tax Increment Alloc Santn Drain
           & Ship Canal Ser A..........................       7.750   01/01/14         985,975
  1,000    Cook Cnty, IL Cmnty College Dist No 508
           Chicago Ctf Partn (FGIC Insd)...............       8.750   01/01/07       1,036,960
  5,000    Cook Cnty, IL Ser A (Prerefunded @ 05/15/11)
           (FGIC Insd).................................       5.500   11/15/31       5,410,150
  1,250    Huntley, IL Increment Alloc Rev Huntley
           Redev Proj Ser A............................       8.500   12/01/15       1,284,925
     90    Illinois Dev Fin Auth Rev Cmnty Fac Clinic
           Altgeld Proj................................       8.000   11/15/06          89,000
  5,000    Illinois St First Ser (FSA Insd)............       5.250   12/01/21       5,332,750
  9,250    Metropolitan Pier & Expo Auth IL Dedicated
           St Tax Rev Cap Apprec McCormick Rfdg (MBIA
           Insd) (a)...................................     0/5.400   06/15/19       7,270,222
  3,607    Pingree Grove Vlg, IL Spl Svc Area No 1 Spl
           Tax Ser 05-1 Cambridge Lakes Proj...........       5.250   03/01/15       3,654,252
  1,000    Yorkville, IL Utd City Spl Svc Area Spl Tax
           No 2004-107 Raintree Vlg II Proj............       6.250   03/01/35       1,026,200
                                                                                  ------------
                                                                                    43,613,975
                                                                                  ------------
           INDIANA  1.4%
  2,500    Indiana Bd Bk Spl Pgm Hendricks Redev
           (Prerefunded @ 02/01/07) (LOC--Canadian
           Imperial Bank)..............................       6.200   02/01/23       2,602,125
  1,890    Indiana Hlth Fac Fin Auth Rev Hoosier Care
           Proj Ser A..................................       7.125   06/01/34       1,817,783
    550    Indianapolis, IN Loc Pub Impt Bd Bk Ser D...       6.750   02/01/14         629,761

See Notes to Financial Statements                                             13

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           INDIANA (CONTINUED)
$   140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/11    $     94,198
    140    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/12          87,259
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/13          77,958
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/14          69,553
    130    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/15          64,428
    135    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/16          61,988
    225    Saint Joseph Cnty, IN Redev Dist Tax
           Increment Rev Ser B (b).....................        *      06/30/17          95,704
  3,295    Vigo Cnty, IN Elem Sch Bldg First Mtg Impt &
           Rfdg (FSA Insd).............................       5.250%  01/10/22       3,476,060
                                                                                  ------------
                                                                                     9,076,817
                                                                                  ------------
           IOWA  1.0%
    175    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd).............................       6.000   07/01/07         178,160
  2,400    Iowa Fin Auth Hosp Fac Rev Trinity Regl Hosp
           Proj (FSA Insd).............................       5.750   07/01/17       2,499,384
  1,000    Tobacco Settlement Auth IA Tob Settlement
           Rev Ser C...................................       5.375   06/01/38       1,004,950
  2,500    Tobacco Settlement Auth IA Tob Settlement
           Rev Ser C...................................       5.625   06/01/46       2,555,450
                                                                                  ------------
                                                                                     6,237,944
                                                                                  ------------
           KANSAS  1.1%
  6,600    Sedgwick Cnty, KS Uni Sch Dist No 259
           Wichita (MBIA Insd) (b).....................       5.625   09/01/13       7,079,160
                                                                                  ------------

           LOUISIANA  0.7%
  4,350    Ernest N Morial New Orleans, LA Exhib Hall
           Auth Spl Tax Sub Ser A (AMBAC Insd).........       5.000   07/15/33       4,420,035
                                                                                  ------------

           MARYLAND  0.2%
  1,250    Prince Georges Cnty, MD Spl Oblig Natl
           Harbor Proj.................................       5.200   07/01/34       1,260,400
                                                                                  ------------

           MASSACHUSETTS  2.1%
  3,500    Massachusetts St Hlth & Ed Fac Auth Rev Ser
           G (MBIA Insd)...............................       5.000   07/01/13       3,510,220
  2,000    Massachusetts St Hlth & Ed Fac Auth Rev Univ
           MA Mem Issue Ser D..........................       5.000   07/01/33       1,986,600

 14                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           MASSACHUSETTS (CONTINUED)
$ 2,740    Massachusetts St Indl Fin Agy Rev First Mtg
           Reeds Landing Proj (a)...................... 7.350/7.450%  10/01/28    $  2,647,662
  5,000    Massachusetts St Rites PA 1290--Private
           Placement (Inverse Fltg) (Acquired 03/23/05,
           Cost $5,458,000) (FSA Insd) (b) (c).........       6.076   03/01/24       5,457,000
                                                                                  ------------
                                                                                    13,601,482
                                                                                  ------------
           MICHIGAN  4.0%
    825    Detroit, MI Loc Dev Fin Auth Tax Increment
           Sub Ser C (Acquired 09/08/97, Cost $825,000)
           (c).........................................       6.850   05/01/21         845,460
  5,000    Detroit, MI Sew Disp Rev Sr Lien Ser A Rfdg
           (FGIC Insd).................................       5.125   07/01/31       5,203,350
  5,000    Michigan St Bldg Auth Rev Fac Pgm Ser II
           (Prerefunded @ 10/15/11)....................       5.500   10/15/16       5,432,050
  5,000    Michigan St Strategic Fd Detroit Edison Co
           Proj C Rfdg (AMT) (XLCA Insd)...............       5.450   12/15/32       5,258,950
  9,739    Michigan St Strategic Fd Ltd Oblig Rev Great
           Lakes Pulp & Fiber Proj (AMT) (e) (f).......       8.000   12/01/27       1,364,114
  1,905    Michigan St Strategic Fd Solid Genesee Pwr
           Sta Proj Rfdg (AMT).........................       7.500   01/01/21       1,880,978
  5,000    Western Townships, MI Util Sew Rfdg (MBIA
           Insd).......................................       5.250   01/01/16       5,255,350
                                                                                  ------------
                                                                                    25,240,252
                                                                                  ------------
           MINNESOTA  0.3%
  2,000    Saint Paul, MN Hsg & Redev Auth Hosp Rev
           Hltheast Proj...............................       6.000   11/15/35       2,147,360
                                                                                  ------------

           MISSOURI  1.5%
  1,000    Carthage, MO Hosp Rev.......................       5.750   04/01/22       1,002,260
  1,000    Carthage, MO Hosp Rev.......................       5.875   04/01/30       1,004,880
  3,000    Kansas City, MO Indl Dev Auth Plaza Lib
           Proj........................................       6.000   03/01/16       3,115,530
  2,835    Kansas City, MO Port Auth Fac Riverfront
           Park Proj Ser A (b).........................       5.750   10/01/06       2,839,621
  1,200    Missouri St Hlth & Ed Fac Auth Rev Sr Living
           Fac Lutheran Ser B Rfdg.....................       5.125   02/01/27       1,211,916
    460    Saint Louis, MO Tax Increment Rev Scullin
           Redev Area Ser A............................      10.000   08/01/10         508,700
                                                                                  ------------
                                                                                     9,682,907
                                                                                  ------------
           NEW HAMPSHIRE  0.8%
  1,295    New Hampshire Higher Ed & Hlth Fac Auth Rev
           (b).........................................       8.800   06/01/09       1,427,608
    625    New Hampshire Higher Ed & Hlth Fac Auth Rev
           Daniel Webster College Issue Rfdg (b).......       6.100   07/01/09         630,981
    700    New Hampshire St Business Fin Auth Elec Fac
           Rev Plymouth Cogeneration (AMT) (Acquired
           06/29/93, Cost $685,140) (c)................       7.750   06/01/14         715,631

See Notes to Financial Statements                                             15

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW HAMPSHIRE (CONTINUED)
$ 1,000    New Hampshire St Business Fin Auth Rev Alice
           Peck Day Hlth Sys Ser A.....................       6.875%  10/01/19    $  1,057,710
  1,000    New Hampshire St Tpk Sys Rev Ser A Rfdg
           (FGIC Insd).................................       6.750   11/01/11       1,037,340
                                                                                  ------------
                                                                                     4,869,270
                                                                                  ------------
           NEW JERSEY  6.1%
  2,000    Camden Cnty, NJ Impt Auth Lease Rev Dockside
           Refrig (Acquired 01/29/97, Cost $2,074,739)
           (c) (g).....................................       8.400   04/01/24       1,932,000
  3,250    Landis, NJ Swr Auth Swr Rev (Inverse Fltg)
           (FGIC Insd).................................       7.900   09/19/19       3,855,442
  5,600    Middlesex Cnty, NJ Util Auth Swr Rev Ser A
           Rfdg (MBIA Insd)............................       6.250   08/15/10       5,936,392
  2,000    New Jersey Econ Dev Auth Holt Hauling &
           Warehsg Rev Ser G Rfdg (e)..................       8.400   12/15/15       1,750,000
  2,000    New Jersey Econ Dev Auth Rev Cig Tax........       5.750   06/15/34       2,099,100
  1,900    New Jersey Econ Dev Auth Rev First Mtg
           Winchester Gardens Ser A (Prerefunded @
           11/01/06)...................................       8.500   11/01/16       1,991,219
    565    New Jersey St Tpk Auth Tpk Rev (MBIA
           Insd).......................................       6.500   01/01/16         653,293
    190    New Jersey St Tpk Auth Tpk Rev Ser C
           (Escrowed to Maturity) (MBIA Insd)..........       6.500   01/01/16         221,145
  2,725    New Jersey St Tpk Auth Tpk Rev Ser C
           (Escrowed to Maturity) (MBIA Insd)..........       6.500   01/01/16       3,165,578
  5,710    New Jersey St Trans Corp Ctf Fed Trans Admin
           Gnt Ser A (AMBAC Insd)......................       5.750   09/15/10       6,066,704
 10,000    New Jersey St Trans Corp Ctf Fed Trans Admin
           Gnt Ser B (Prerefunded @ 09/15/10) (AMBAC
           Insd) (h)...................................       6.000   09/15/15      10,947,300
                                                                                  ------------
                                                                                    38,618,173
                                                                                  ------------
           NEW YORK  15.0%
  5,000    Metropolitan Trans Auth NY Rev Ser B (FGIC
           Insd).......................................       5.250   11/15/18       5,398,400
  1,000    Nassau Cnty, NY Tob Settlement Corp Ser
           A-3.........................................       5.000   06/01/35         968,620
  1,000    Nassau Cnty, NY Tob Settlement Corp Ser
           A-3.........................................       5.125   06/01/46         969,330
  5,000    New York City Hsg Dev Corp Multi-Family Rev
           Hsg Ser K (AMT).............................       5.000   11/01/37       5,039,550
  2,300    New York City Indl Dev Agy Amern Airl JFK
           Intl Arpt (AMT).............................       7.625   08/01/25       2,527,815
  1,000    New York City Indl Dev Agy Amern Airl JFK
           Intl Arpt (AMT).............................       7.750   08/01/31       1,108,410
  3,000    New York City Indl Dev Agy Rev Liberty 7
           World Trade Ctr Ser A.......................       6.250   03/01/15       3,159,450

 16                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           NEW YORK (CONTINUED)
$ 5,000    New York City Muni Wtr Fin Auth Wtr & Swr
           Sys Rev Rites PA 1289 (Inverse Fltg)
           (Acquired 03/09/05, Cost $5,451,150) (MBIA
           Insd) (c)...................................       6.065%  06/15/27    $  5,453,350
  4,800    New York City Ser A.........................       7.000   08/01/07       4,922,448
  2,930    New York City Ser B (MBIA Insd).............       5.875   08/01/15       3,195,751
 14,430    New York City Ser B (Prerefunded @ 08/01/10)
           (MBIA Insd).................................       5.875   08/01/15      15,837,791
  5,000    New York City Transitional Drivers Ser 307
           (Inverse Fltg) (Acquired 11/06/02, Cost
           $5,439,826) (AMBAC Insd) (b) (c)............       7.000   08/01/19       5,737,300
  5,000    New York City Transitional Fin Auth Future
           Tax Secd Ser E..............................       5.000   02/01/33       5,155,750
  3,000    New York Cnty Tob Tr IV Settlement Pass Thru
           Ser A.......................................       5.000   06/01/42       2,857,890
    695    New York St Dorm Auth Rev Mental Hlth Ser
           A...........................................       5.750   02/15/11         720,513
  1,590    New York St Dorm Auth Rev Mental Hlth Ser A
           (Prerefunded @ 02/15/07)....................       5.750   02/15/11       1,651,183
    680    New York St Dorm Auth Rev Mental Hlth Ser
           A...........................................       5.750   02/15/12         704,963
  1,595    New York St Dorm Auth Rev Mental Hlth Ser A
           (Prerefunded @ 02/15/07)....................       5.750   02/15/12       1,656,376
  2,500    New York St Energy Resh & Dev Auth Gas Fac
           Rev (Inverse Fltg)..........................       9.025   04/01/20       2,845,925
  3,000    New York St Energy Resh & Dev Auth Gas Fac
           Rev Brooklyn Union Gas Ser B (Inverse Fltg)
           (AMT).......................................      10.264   07/01/26       3,161,850
 10,725    New York St Environmental Fac Rev Fds Second
           Resolution (b)..............................       5.000   06/15/20      11,345,978
 10,000    Triborough Brdg & Tunl Auth NY Gen Ser B
           Rfdg........................................       5.000   11/15/22      10,381,700
                                                                                  ------------
                                                                                    94,800,343
                                                                                  ------------
           NORTH CAROLINA  1.8%
  2,000    Charlotte Mecklenberg Hosp Auth NC Hlthcare
           Sys Rev Carolina Hlthcare Sys Ser A.........       5.000   01/15/45       2,033,580
  8,500    North Carolina Muni Pwr Agy Ser A (MBIA
           Insd).......................................       5.250   01/01/19       9,057,855
                                                                                  ------------
                                                                                    11,091,435
                                                                                  ------------
           OHIO  0.5%
  3,340    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
           Proj........................................       6.250   09/01/20       3,370,528
                                                                                  ------------

See Notes to Financial Statements                                             17

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           OKLAHOMA  0.4%
$ 2,250    Oklahoma City, OK Pub Ppty Auth Hotel Tax
           Rev (FGIC Insd).............................       5.250%  10/01/29    $  2,410,740
    315    Oklahoma Hsg Fin Agy Single Family Rev Mtg
           Class B (AMT) (GNMA Collateralized).........       7.997   08/01/18         333,270
                                                                                  ------------
                                                                                     2,744,010
                                                                                  ------------
           OREGON  1.0%
  5,000    Oregon Hlth Sciences Univ Insd Ser A (MBIA
           Insd).......................................       5.250   07/01/22       5,326,650
  1,000    Port Morrow, OR Pollutn Ctl Portland Gen A
           Rfdg (Variable Rate Coupon).................       5.200   05/01/33       1,024,910
                                                                                  ------------
                                                                                     6,351,560
                                                                                  ------------
           PENNSYLVANIA  1.1%
  1,000    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
           Whitemarsh Cont Care Proj...................       6.250   02/01/35       1,062,610
  5,250    Philadelphia, PA Auth Indl Ser B (FSA
           Insd).......................................       5.500   10/01/16       5,690,580
                                                                                  ------------
                                                                                     6,753,190
                                                                                  ------------
           RHODE ISLAND  0.5%
  1,110    Rhode Island St Econ Dev Corp Rev (b).......       7.250   07/01/10       1,141,568
  2,000    Rhode Island St Hlth & Ed Bldg Higher Ed
           Johnson & Wales Rfdg (XLCA Insd)............       5.375   04/01/19       2,135,620
                                                                                  ------------
                                                                                     3,277,188
                                                                                  ------------
           SOUTH CAROLINA  0.1%
    700    Piedmont Muni Pwr Agy SC Elec Rev Rfdg......       5.000   01/01/25         699,958
                                                                                  ------------

           SOUTH DAKOTA  0.4%
  1,000    South Dakota St Hlth & Ed Fac Auth Rev Huron
           Regl Med Ctr................................       7.250   04/01/20       1,000,000
  1,250    South Dakota St Hlth & Ed Fac Auth Rev Sioux
           Vly Hosp & Hlth Sys Ser A...................       5.250   11/01/34       1,294,213
                                                                                  ------------
                                                                                     2,294,213
                                                                                  ------------
           TENNESSEE  0.9%
  1,000    Chattanooga, TN Hlth Ed & Hsg Fac Brd Rev
           CDFI Phase I LLC Proj Ser A Rfdg............       5.000   10/01/25         983,490
  4,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
           Ser B Impt & Rfdg (MBIA Insd)...............       7.750   07/01/29       4,876,840
                                                                                  ------------
                                                                                     5,860,330
                                                                                  ------------
           TEXAS  12.1%
    500    Bexar Cnty, TX Hlth Fac Dev Corp Hosp Rev
           Saint Luke's Lutheran Hosp (Escrowed to
           Maturity)...................................       7.000   05/01/21         643,795
  3,170    Brazos Riv Auth TX Pollutn Ctl Rev Adj Elec
           Co Proj Ser C Rfdg (Variable Rate Coupon)
           (AMT).......................................       5.750   05/01/36       3,356,364
     90    Coastal Wtr Auth TX Conveyance Sys Rev
           (Escrowed to Maturity) (AMBAC Insd).........       6.250   12/15/17          90,154

 18                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           TEXAS (CONTINUED)
$ 5,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
           Impt & Rfdg (AMT) (FGIC Insd)...............       5.500%  11/01/31    $  5,240,450
  6,065    Harris Cnty, TX Toll Rd Sub Lien Rfdg.......       5.000   08/01/33       6,171,138
  5,000    Harris Cnty-Houston, TX Sports Auth Spl Rev
           Jr Lien Ser B Rfdg (MBIA Insd)..............       5.250   11/15/40       5,192,750
 10,000    Houston, TX Hotel Occupancy Tax Convtn &
           Entertnmnt Ser B (AMBAC Insd)...............       5.750   09/01/14      10,896,100
  7,500    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
           Fltg) (Acquired 10/20/99, Cost $7,623,805)
           (FSA Insd) (c)..............................       7.769   05/15/14       8,534,025
  6,250    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
           Fltg) (Acquired 10/20/99, Cost $6,312,134)
           (FSA Insd) (c)..............................       7.769   05/15/15       7,130,750
  3,250    Lower CO Riv Auth TX Rev Ser A Rfdg (Inverse
           Fltg) (Acquired 10/20/99, Cost $3,254,875)
           (FSA Insd) (b) (c)..........................       7.769   05/15/16       3,711,988
  5,000    Mabank, TX Indpt Sch Dist (PSF Gtd).........       5.125   08/15/35       5,151,650
  5,210    Mabank, TX Indpt Sch Dist (PSF Gtd) (b).....       5.000   08/15/30       5,348,326
  2,000    Metropolitan Hlth Fac Dev Corp TX Wilson N
           Jones Mem Hosp Proj.........................       7.200   01/01/21       2,072,640
  9,175    Midlothian, TX Indpt Sch Dist Rfdg (PSF
           Gtd)........................................       5.000   02/15/34       9,368,593
  1,375    Texas St Dept Hsg & Cmnty Affairs Home Mtg
           Rev Coll Ser C-2 Rfdg (Inverse Fltg) (AMT)
           (GNMA Collateralized).......................      10.271   07/02/24       1,396,780
  2,220    Wylie, TX Indpt Sch Dist Rfdg (PSF Gtd).....       5.000   08/15/30       2,270,749
                                                                                  ------------
                                                                                    76,576,252
                                                                                  ------------
           UTAH  2.1%
  1,340    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj (e)....................................       7.800   09/01/15         482,400
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj (e)....................................       8.000   09/01/20         360,000
  1,000    Hildale, UT Elec Rev Gas Turbine Elec Fac
           Proj (e)....................................       7.800   09/01/25         360,000
 11,000    Salt Lake City, UT Hosp Rev IHC Hosp Inc
           Rfdg........................................       6.150   02/15/12      12,096,260
                                                                                  ------------
                                                                                    13,298,660
                                                                                  ------------
           VERMONT  0.2%
  1,000    Vermont Ed & Hlth Bldg Fin Agy Rev
           Bennington College Proj.....................       6.625   10/01/29       1,032,970
                                                                                  ------------

           WASHINGTON  1.4%
  8,000    King Cnty, WA Sch Dist No 411 (FGIC Insd)
           (b).........................................       5.250   12/01/20       8,553,040
                                                                                  ------------

See Notes to Financial Statements                                             19

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)      DESCRIPTION                                    COUPON      MATURITY       VALUE
----------------------------------------------------------------------------------------------
           yWest Virginia  0.9%
$ 1,500    West Virginia St Hosp Fin Auth Hosp Rev
           Bears & Bulls WV Univ Med Corp Rfdg (MBIA
           Insd).......................................       6.100%  01/01/18    $  1,541,715
  4,000    West Virginia St Hosp Fin Auth Hosp Rev
           Bears & Bulls WV Univ Med Corp Rfdg (MBIA
           Insd).......................................       6.100   01/01/18       4,110,920
                                                                                  ------------
                                                                                     5,652,635
                                                                                  ------------

TOTAL MUNICIPAL BONDS  98.7%...................................................    624,583,093
                                                                                  ------------

           TAXABLE NOTE  0.3%
  1,614    UAL Corp....................................       5.000   01/25/21       1,747,539
                                                                                  ------------

                                                                      NUMBER
DESCRIPTION                                                          OF SHARES      VALUE
---------------------------------------------------------------------------------------------
EQUITY 0.0%
GMT Holdings, LLC, Class B (i).....................................    4,000     $          0
                                                                                 ------------

TOTAL LONG-TERM INVESTMENTS  99.0%
  (Cost $609,773,170).........................................................    626,330,632
SHORT-TERM INVESTMENT  0.2%
  (Cost $1,400,000)...........................................................      1,400,000
                                                                                 ------------

TOTAL INVESTMENTS  99.2%
  (Cost $611,173,170).........................................................    627,730,632
OTHER ASSETS IN EXCESS OF LIABILITIES  0.8%...................................      5,073,375
                                                                                 ------------

NET ASSETS  100.0%............................................................   $632,804,007
                                                                                 ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) The Fund owns 100% of the outstanding bond issuance.

(c) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 10.8% of net assets.

 20                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

(d) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(e) Non-income producing security.

(f) Payment-in-kind security.

(g) Interest is accruing at less than the stated coupon.

(h) All or a portion of this security has been physically segregated in connection with open futures contracts.

(i) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

GNMA--Government National Mortgage Association

LOC--Letter of Credit

MBIA--Municipal Bond Investors Assurance Corp.

PSF--Public School Fund

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF MARCH 31, 2006

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
  U.S. Treasury Notes 5-Year Futures June 2006 (Current
  Notional Value of $104,438 per contract)..................     61           $35,616
                                                                 ==           =======

See Notes to Financial Statements                                             21

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $611,173,170).......................  $627,730,632
Cash........................................................       263,197
Receivables:
  Interest..................................................     8,501,886
  Fund Shares Sold..........................................       306,028
  Investments Sold..........................................       227,251
Other.......................................................       207,173
                                                              ------------
    Total Assets............................................   637,236,167
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,937,950
  Fund Shares Repurchased...................................       876,551
  Income Distributions......................................       678,378
  Investment Advisory Fee...................................       263,971
  Distributor and Affiliates................................       230,659
  Variation Margin on Futures...............................         2,859
Trustees' Deferred Compensation and Retirement Plans........       270,778
Accrued Expenses............................................       171,014
                                                              ------------
    Total Liabilities.......................................     4,432,160
                                                              ------------
NET ASSETS..................................................  $632,804,007
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $640,188,557
Net Unrealized Appreciation.................................    16,593,078
Accumulated Undistributed Net Investment Income.............        89,763
Accumulated Net Realized Loss...............................   (24,067,391)
                                                              ------------
NET ASSETS..................................................  $632,804,007
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $585,023,553 and 40,083,677 shares of
    beneficial interest issued and outstanding).............  $      14.60
    Maximum sales charge (4.75%* of offering price).........           .73
                                                              ------------
    Maximum offering price to public........................  $      15.33
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $33,160,052 and 2,275,082 shares of
    beneficial interest issued and outstanding).............  $      14.58
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $13,451,529 and 924,316 shares of
    beneficial interest issued and outstanding).............  $      14.55
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,168,873 and 80,110 shares of beneficial
    interest issued
    and outstanding)........................................  $      14.59
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 22                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $16,234,238
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,547,135
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $731,538, $181,333 and $65,636,
  respectively).............................................      978,507
Shareholder Services........................................      191,633
Legal.......................................................       39,058
Custody.....................................................       35,342
Trustees' Fees and Related Expenses.........................       18,014
Other.......................................................      211,595
                                                              -----------
    Total Expenses..........................................    3,021,284
    Less Credits Earned on Cash Balances....................       13,642
                                                              -----------
    Net Expenses............................................    3,007,642
                                                              -----------
NET INVESTMENT INCOME.......................................  $13,226,596
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(2,569,324)
  Futures...................................................      529,255
                                                              -----------
Net Realized Loss...........................................   (2,040,069)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   19,006,762
                                                              -----------
  End of the Period:
    Investments.............................................   16,557,462
    Futures.................................................       35,616
                                                              -----------
                                                               16,593,078
                                                              -----------
NET UNREALIZED DEPRECIATION DURING THE PERIOD...............   (2,413,684)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(4,453,753)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 8,772,843
                                                              ===========

See Notes to Financial Statements                                             23

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $ 13,226,596         $ 28,142,888
Net Realized Gain/Loss...............................      (2,040,069)           7,645,862
Net Unrealized Depreciation During the Period........      (2,413,684)         (11,721,452)
                                                         ------------         ------------
Change in Net Assets from Operations.................       8,772,843           24,067,298
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................     (12,960,342)         (26,358,317)
  Class B Shares.....................................        (674,657)          (1,598,728)
  Class C Shares.....................................        (244,208)            (476,845)
  Class I Shares.....................................         (28,322)              (7,693)
                                                         ------------         ------------
Total Distributions..................................     (13,907,529)         (28,441,583)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (5,134,686)          (4,374,285)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      35,671,611           41,515,355
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       9,773,677           19,629,302
Cost of Shares Repurchased...........................     (47,045,211)         (89,121,245)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (1,599,923)         (27,976,588)
                                                         ------------         ------------
TOTAL DECREASE IN NET ASSETS.........................      (6,734,609)         (32,350,873)
NET ASSETS:..........................................
Beginning of the Period..............................     639,538,616          671,889,489
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $89,763 and
  $770,696, respectively)............................    $632,804,007         $639,538,616
                                                         ============         ============

 24                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,     -----------------------------------------------
                                       2006        2005      2004      2003     2002 (c)    2001
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $14.71      $14.81    $14.84    $15.03     $14.56    $14.06
                                      ------      ------    ------    ------     ------    ------
  Net Investment Income............      .31(a)      .64(a)    .66(a)    .67(a)     .71       .74
  Net Realized and Unrealized
    Gain/Loss......................     (.09)       (.09)     (.05)     (.19)       .46       .49
                                      ------      ------    ------    ------     ------    ------
Total from Investment Operations...      .22         .55       .61       .48       1.17      1.23
Less Distributions from Net
  Investment Income................      .33         .65       .64       .67        .70       .73
                                      ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $14.60      $14.71    $14.81    $14.84     $15.03    $14.56
                                      ======      ======    ======    ======     ======    ======

Total Return (b)...................    1.48%*      3.78%     4.20%     3.31%      8.35%     8.93%
Net Assets at End of the Period (In
  millions)........................   $585.0      $587.6    $609.4    $658.5     $696.4    $701.5
Ratio of Expenses to Average Net
  Assets...........................     .89%        .88%      .89%      .88%       .87%      .83%
Ratio of Net Investment Income to
  Average Net Assets...............    4.24%       4.35%     4.46%     4.53%      4.89%     5.16%
Portfolio Turnover.................       6%*        39%       15%       46%        49%       31%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million of more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.85% to 4.89%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             25

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                      MARCH 31,     -----------------------------------------------
                                       2006        2005      2004      2003     2002 (c)    2001
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $14.69      $14.79    $14.82    $15.02     $14.54    $14.05
                                      ------      ------    ------    ------     ------    ------
  Net Investment Income............      .26(a)      .53(a)    .55(a)    .56(a)     .60       .63
  Net Realized and Unrealized
    Gain/Loss......................     (.10)       (.09)     (.05)     (.20)       .48       .48
                                      ------      ------    ------    ------     ------    ------
Total from Investment Operations...      .16         .44       .50       .36       1.08      1.11
Less Distributions from Net
  Investment Income................      .27         .54       .53       .56        .60       .62
                                      ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $14.58      $14.69    $14.79    $14.82     $15.02    $14.54
                                      ======      ======    ======    ======     ======    ======

Total Return (b)...................     .97%*      3.03%     3.41%     2.48%      7.64%     8.06%
Net Assets at End of the Period (In
  millions)........................   $ 33.2      $ 38.1    $ 48.8    $ 58.4     $ 65.0    $ 66.6
Ratio of Expenses to Average Net
  Assets...........................    1.64%       1.63%     1.64%     1.63%      1.62%     1.59%
Ratio of Net Investment Income to
  Average Net Assets...............    3.49%       3.60%     3.71%     3.78%      4.13%     4.40%
Portfolio Turnover.................       6%*        39%       15%       46%        49%       31%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

 26                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                      MARCH 31,     -----------------------------------------------
                                       2006        2005      2004      2003     2002 (c)    2001
                                    -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $14.67      $14.77    $14.80    $15.00     $14.52    $14.04
                                      ------      ------    ------    ------     ------    ------
  Net Investment Income............      .26(a)      .53(a)    .55(a)    .56(a)     .60       .63
  Net Realized and Unrealized
    Gain/Loss......................     (.11)       (.09)     (.05)     (.20)       .48       .47
                                      ------      ------    ------    ------     ------    ------
Total from Investment Operations...      .15         .44       .50       .36       1.08      1.10
Less Distributions from Net
  Investment Income................      .27         .54       .53       .56        .60       .62
                                      ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $14.55      $14.67    $14.77    $14.80     $15.00    $14.52
                                      ======      ======    ======    ======     ======    ======

Total Return (b)...................    1.04%*      3.03%     3.43%     2.48%      7.65%     8.00%
Net Assets at End of the Period (In
  millions)........................   $ 13.5      $ 12.5    $ 13.7    $ 17.0     $ 18.8    $ 17.4
Ratio of Expenses to Average Net
  Assets...........................    1.64%       1.63%     1.64%     1.63%      1.62%     1.62%
Ratio of Net Investment Income to
  Average Net Assets...............    3.49%       3.60%     3.71%     3.78%      4.13%     4.37%
Portfolio Turnover.................       6%*        39%       15%       46%        49%       31%

*   Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by $.01, decrease net realized and unrealized gains and losses by $.01 and increase the ratio of net investment income to average net assets from 4.09% to 4.13%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements                                             27

VAN KAMPEN MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             AUGUST 12, 2005
                                                            SIX MONTHS        (COMMENCEMENT
CLASS I SHARES                                                ENDED         OF OPERATIONS) TO
                                                          MARCH 31, 2006    SEPTEMBER 30, 2005
                                                          ------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD.................     $14.71              $14.71
                                                              ------              ------
  Net Investment Income (a)..............................        .33                 .09
  Net Realized and Unrealized Loss.......................       (.11)                -0-**
                                                              ------              ------
Total from Investment Operations.........................        .22                 .09
Less Distributions from Net Investment Income............        .34                 .09
                                                              ------              ------
NET ASSET VALUE, END OF THE PERIOD.......................     $14.59              $14.71
                                                              ======              ======

Total Return (b).........................................      1.53%*               .60%*
Net Assets at End of the Period (In millions)............     $  1.2              $  1.3
Ratio of Expenses to Average Net Assets..................       .64%                .66%
Ratio of Net Investment Income to Average Net Assets.....      4.49%               4.56%
Portfolio Turnover.......................................         6%*                39%

*   Non-Annualized

**  Amount is less than $.01.

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period. This return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 28                                            See Notes to Financial Statements

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on August 1, 1990. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on the matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, the Fund had no when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

these losses against any future realized capital gains. At September 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $22,055,994, which will expire according to the following schedule.

AMOUNT                                                            EXPIRATION
$5,079,306..................................................  September 30, 2008
 9,728,055..................................................  September 30, 2009
 7,248,633..................................................  September 30, 2010

    At March 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $611,031,910
                                                              ============
Gross tax unrealized appreciation...........................  $ 25,632,921
Gross tax unrealized depreciation...........................    (8,934,199)
                                                              ------------
Net tax unrealized appreciation investments.................  $ 16,698,722
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distribution paid from:
  Ordinary income...........................................  $117,584
  Long-term capital gain....................................       -0-
                                                              --------
                                                              $117,584
                                                              ========

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $106,600

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of gains or losses recognized for tax purposes, but not for book purposes.

F. EXPENSE REDUCTIONS During the six months ended March 31, 2006, the Fund's custody fee was reduced by $13,642 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

    For the six months ended March 31, 2006, the Fund recognized expenses of approximately $8,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment Agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $51,500, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $155,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and, to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $175,816 are included in "Other" assets on the Statements of Assets and Liabilities at March 31, 2006. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2006, Van Kampen as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $66,000 and CDSC on redeemed shares of approximately $36,700. Sales charges do not represent expenses of the Fund.

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2006 and the year ended September 30, 2005, transactions were as follows:

                                                FOR THE                       FOR THE
                                            SIX MONTHS ENDED                 YEAR ENDED
                                             MARCH 31, 2006              SEPTEMBER 30, 2005
                                       --------------------------    --------------------------
                                         SHARES         VALUE          SHARES         VALUE
Sales:
  Class A............................   2,086,931    $ 30,567,884     2,412,267    $ 35,680,084
  Class B............................     161,460       2,358,707       177,415       2,622,903
  Class C............................     185,628       2,705,289       130,335       1,918,515
  Class I............................       2,717          39,731        87,953       1,293,853
                                       ----------    ------------    ----------    ------------
Total Sales..........................   2,436,736    $ 35,671,611     2,807,970    $ 41,515,355
                                       ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A............................     623,497    $  9,121,688     1,233,680    $ 18,241,199
  Class B............................      30,492         444,945        69,165       1,021,344
  Class C............................      12,254         178,722        24,348         359,067
  Class I............................       1,937          28,322           521           7,692
                                       ----------    ------------    ----------    ------------
Total Dividend Reinvestment..........     668,180    $  9,773,677     1,327,714    $ 19,629,302
                                       ==========    ============    ==========    ============
Repurchases:
  Class A............................  (2,565,748)   $(37,552,563)   (4,851,772)   $(71,717,331)
  Class B............................    (511,257)     (7,464,315)     (952,114)    (14,055,751)
  Class C............................    (127,919)     (1,868,164)     (225,130)     (3,317,881)
  Class I............................     (10,969)       (160,169)       (2,049)        (30,282)
                                       ----------    ------------    ----------    ------------
Total Repurchases....................  (3,215,893)   $(47,045,211)   (6,031,065)   $(89,121,245)
                                       ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2006, the Fund received redemption fees of approximately $200, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $40,717,486 and $43,579,102, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, to manage the portfolio's effective yield, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counter parties to meet the terms of their contracts.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures on U.S. Treasury Notes and typically closes the contract prior to delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................      438
Futures Opened..............................................    1,095
Futures Closed..............................................   (1,472)
                                                               ------
Outstanding at March 31, 2006...............................       61
                                                               ======

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These instruments are identified in the portfolio of investments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $2,473,200 and $195,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar

VAN KAMPEN MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally, plaintiffs' Motion for Leave to file a Supplemental Pleading was denied. This matter is now concluded.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of the plaintiff's claims. Additionally, plaintiff and the named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

    While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

J. DAVID GERMANY
Vice President

DENNIS SHEA
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                  49, 349, 549
                                                                  MIF SAR 5/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RA06-00371P-Y03/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Intermediate Term Municipal Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, AND C SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN A CLASS I SHARE PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/06

                            A SHARES             B SHARES             C SHARES         I SHARES
                            5/28/93              5/28/93              10/19/93         8/12/05
------------------------------------------------------------------------------------------------
                                   W/MAX                W/MAX                W/MAX
                                   4.75%                4.00%                1.00%
AVERAGE ANNUAL         W/O SALES   SALES    W/O SALES   SALES    W/O SALES   SALES    W/O SALES
TOTAL RETURNS           CHARGES    CHARGE    CHARGES    CHARGE    CHARGES    CHARGE    CHARGES

Since Inception          5.25%      4.86%     4.90%      4.90%     4.19%      4.19%     1.40%

10-year                  4.94       4.43      4.47       4.47      4.18       4.18        --

5-year                   4.59       3.58      4.19       3.93      3.87       3.87        --

1-year                   3.39      -1.53      3.39      -0.61      2.62       1.63        --

6-month                  0.89      -3.88      0.91      -3.04      0.51      -0.48      1.01
------------------------------------------------------------------------------------------------

30-Day SEC Yield             3.06%                3.21%                2.46%            3.46%
------------------------------------------------------------------------------------------------

30-Day SEC
Unsubsidized Yield           2.96%                3.11%                2.36%            3.36%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

BECAUSE CLASS B SHARES INCURRED LOWER EXPENSES UNDER THE 12B-1 PLAN THAN DID CLASS A SHARES FOR THE FISCAL PERIOD ENDED MARCH 31, 2006, THE TOTAL OPERATING EXPENSE RATIO FOR CLASS B SHARES WAS LOWER AND, AS A RESULT, THE PERFORMANCE OF CLASS B SHARES WAS HIGHER THAN THAT OF CLASS A SHARES. THERE CAN BE NO ASSURANCE THAT THIS WILL CONTINUE TO OCCUR IN THE FUTURE AS THE MAXIMUM FEES PAYABLE BY CLASS B SHARES UNDER THE 12B-1 PLAN ARE HIGHER THAN THOSE PAYABLE BY CLASS A SHARES.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect the conversion of Class B shares into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million and (iii) institutional clients with assets of at least $1 million. Class I shares are offered without any sales charges on purchases or sales and do not include combined Rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding nonincome items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

MARKET CONDITIONS

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained considerable momentum in the first quarter of 2006.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase--the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the central bank's view that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

PERFORMANCE ANALYSIS

The fund returned 0.89 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the Lehman Brothers Municipal Bond Index, returned 0.98 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

------------------------------------------------------------------------
                                                LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   CLASS I   MUNICIPAL BOND INDEX

       0.89%     0.91%     0.51%     1.01%           0.98%
------------------------------------------------------------------------

The performance for the four share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Because Class B shares incurred lower expenses under the 12b-1 Plan than did Class A shares for the fiscal period ended March 31, 2006, the total operating expense ratio for Class B shares was lower and, as a result, the performance of Class B shares was higher than that of Class A shares. There can be no assurance that this will continue to occur in the future as the maximum fees payable by Class B shares under the 12b-1 Plan are higher than those payable by Class A shares.

We sought to increase the yield potential of the portfolio within the framework of our investment strategy. Following our long-standing "relative value" discipline, we favored high quality bonds with good liquidity. (Liquid securities are those for which there is a robust market of purchasers and sellers.) Based on our in-depth proprietary research, we purchased bonds we believed to be attractively valued, and then sold them when they reached our return targets. We then invested the proceeds into bonds which we believed offered greater future total return prospects.

Several factors drove the fund's performance during the period. While the majority of the portfolio was invested in bonds rated AA and higher, the portfolio's overweight relative to its benchmark in BBB rated and non-rated bonds proved beneficial. In an environment of relatively low interest rates, demand for higher-yielding credits remained strong.

Our analysis had suggested that interest rates would continue to rise, with the yields of short-term bonds advancing more rapidly than those of long-term issues. Accordingly, we kept the fund's duration (a measure of interest rate sensitivity) shorter than that of the Lehman benchmark, and this strategy contributed to the fund's relative performance. The fund also benefited from its "barbell" structure. Specifically, we emphasized bonds with very short maturities and long maturities. This resulted in an overweighted position in long-term bonds--the strongest performers--relative to the Lehman benchmark, and a significantly underweighted position in the segment of the curve that performed most tepidly.

We found lucrative opportunities to sell high-quality bonds at tight spreads capturing good appreciation. We invested the proceeds of the fund's sales into a variety of higher yielding investment-grade and non-rated issues.

The fund remained well diversified across the major sectors of the municipal market, with a focus on essential services. At the close of the period, public education, general purpose and hospital represented the fund's largest sector weightings. Reflecting our focus on high quality securities, 67 percent of the portfolio was rated AA or above at the close of the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 3/31/06
AAA/Aaa                                                          57.8%
AA/Aa                                                             9.2
A/A                                                               7.0
BBB/Baa                                                          10.5
BB/Ba                                                             0.5
Non-Rated                                                        15.0

TOP FIVE SECTORS AS OF 3/31/06
Public Education                                                 18.4%
General Purpose                                                  10.1
Hospital                                                         10.1
Retail Electric                                                  10.0
Higher Education                                                  6.4

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION AS OF 3/31/06
Pennsylvania                                                     10.0%
New Jersey                                                        8.6
Missouri                                                          7.8
Alabama                                                           5.3
Florida                                                           5.2
Illinois                                                          5.2
Ohio                                                              4.9
California                                                        4.8
New York                                                          4.1
Oregon                                                            4.1
Colorado                                                          3.5
Maryland                                                          2.9
Michigan                                                          2.9
Texas                                                             2.7
Indiana                                                           2.6
Tennessee                                                         2.3
Arkansas                                                          2.2
Arizona                                                           2.1
Kansas                                                            2.0
South Carolina                                                    1.9
New Mexico                                                        1.6
North Carolina                                                    1.5
South Dakota                                                      1.4
West Virginia                                                     1.4
Connecticut                                                       1.1
Kentucky                                                          1.0
Nebraska                                                          0.9
Virginia                                                          0.9
Washington                                                        0.5
Wisconsin                                                         0.4
Georgia                                                           0.2
Montana                                                           0.2
Massachusetts                                                     0.2

                                             (continued on next page)


SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 3/31/06
                                       (continued from previous page)
Rhode Island                                                      0.1
Minnesota                                                         0.0*
                                                                -----
Total Long-Term Investments                                      96.5%
Short-Term Investments                                            3.7
                                                                -----
Total Investments                                               100.2
Liabilities in Excess of Other Assets                            (0.2)
                                                                -----
Total Net Assets                                                100.0%

*   Amount is less than 0.1%

Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Subject to change daily. Ratings allocations and sector percentages are as a percentage of long-term investments. Securities are classified by sectors that represent broad groupings of related industries. Summary of investments by state classification are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and
(2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/05 - 3/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                 BEGINNING         ENDING         EXPENSES PAID
                                               ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                               -------------------------------------------------
                                                  10/1/05          3/31/06       10/1/05-3/31/06
Class A
  Actual.....................................    $1,000.00        $1,008.88           $5.16
  Hypothetical...............................     1,000.00         1,019.83            5.19
  (5% annual return before expenses)
Class B
  Actual.....................................     1,000.00         1,009.08            5.01
  Hypothetical...............................     1,000.00         1,019.93            5.04
  (5% annual return before expenses)
Class C
  Actual.....................................     1,000.00         1,005.09            8.90
  Hypothetical...............................     1,000.00         1,016.03            8.95
  (5% annual return before expenses)
Class I
  Actual.....................................     1,000.00         1,010.15            3.91
  Hypothetical...............................     1,000.00         1,021.03            3.93
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.03%, 1.00%, 1.78% and 0.78% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          MUNICIPAL BONDS  96.5%
          ALABAMA  5.3%
$1,260    Dothan Houston Cnty, AL Arpt Auth (AMT) (MBIA
          Insd) (a)...................................... 5.400%   12/01/15   $  1,339,556
 1,890    Elmore Cnty, AL Ltd Oblig Sch Wts (FSA Insd)
          (a)............................................ 5.000    02/01/20      1,981,306
 1,405    Greenville, AL Wts Rfdg (XLCA Insd)............ 5.000    01/01/18      1,475,475
 1,000    Jefferson Cnty, AL Ltd Oblig Ser A............. 5.000    01/01/07      1,009,770
   200    West Jefferson Cnty, AL Amusement & Pub Park
          Auth (Prerefunded @ 12/01/06).................. 7.500    12/01/08        207,684
                                                                              ------------
                                                                                 6,013,791
                                                                              ------------
          ARIZONA  2.1%
 1,000    Arizona St Univ Rev Sys Rfdg (AMBAC Insd)...... 5.000    07/01/20      1,054,070
   800    Maricopa Cnty, AZ Uni Sch Impt Proj of 2002 Ser
          B (FSA Insd)................................... 5.250    07/01/16        863,504
   480    Pima Cnty, AZ Indl Dev Auth Indl Rev Lease
          Oblig Irvington Proj Tucson Ser A Rfdg (FSA
          Insd).......................................... 7.250    07/15/10        484,138
                                                                              ------------
                                                                                 2,401,712
                                                                              ------------
          ARKANSAS  2.2%
 1,000    Arkansas St Fed Hwy Grant Antic Ser A.......... 5.500    08/01/06      1,006,710
   500    University of AR Rev Pine Bluff Campus Ser A
          Rfdg (AMBAC Insd) (a).......................... 5.000    12/01/17        530,910
   950    University of AR Rev UALR Cap Impt Ser B (FSA
          Insd).......................................... 4.500    12/01/19        968,050
                                                                              ------------
                                                                                 2,505,670
                                                                              ------------
          CALIFORNIA  4.8%
 1,090    California Edl Fac Auth Rev Occidental College
          Ser A (MBIA Insd) (a).......................... 5.000    10/01/20      1,154,670
 1,000    California St (AMBAC Insd) (b)................. 6.400    09/01/08      1,065,940
 1,500    California St Dept Wtr Res Pwr Ser A
          (Prerefunded @ 05/01/12) (AMBAC Insd).......... 5.375    05/01/18      1,646,670
   385    Fairfield Suisun, CA Uni Sch Election 2002
          (MBIA Insd).................................... 5.250    08/01/18        414,387
 1,100    Santa Clara, CA Elec Rev Sub Ser A (MBIA
          Insd).......................................... 5.250    07/01/20      1,181,785
                                                                              ------------
                                                                                 5,463,452
                                                                              ------------
          COLORADO  3.5%
   150    Colorado Hlth Fac Auth Rev Sr Living Fac Eaton
          Ter Ser A...................................... 6.800    07/01/09        155,611
 1,560    Colorado Springs, CO Utils Rev Sys Sub Lien
          Impt Ser A..................................... 5.000    11/15/19      1,644,568
 1,000    Denver, CO City & Cnty Arpt Rev Ser D Rfdg
          (AMT) (FSA Insd)............................... 5.500    11/15/12      1,066,150
 1,000    Weld & Adams Cntys, CO Sch Dist (FSA Insd)..... 5.000    12/15/21      1,052,920
                                                                              ------------
                                                                                 3,919,249
                                                                              ------------

 10                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          CONNECTICUT  1.1%
$1,000    Connecticut St Hlth & Edl Fac Auth Rev Griffin
          Hosp Ser B (Radian Insd)....................... 5.000%   07/01/11   $  1,047,840
   215    New Haven, CT Indl Fac Rev Adj Govt Ctr Thermal
          Energies (AMT)................................. 7.250    07/01/09        215,505
                                                                              ------------
                                                                                 1,263,345
                                                                              ------------
          FLORIDA  5.2%
   500    Baywinds Cmnty Dev Dist FL Spl Assmt Ser B
          (c)............................................ 4.900    05/01/12        500,000
 1,000    Brevard Cnty, FL Sch Brd Ctfs Ser B Rfdg (FGIC
          Insd).......................................... 5.000    07/01/20      1,047,190
 2,000    Broward Cnty, FL Arpt Sys Rev Ser E Rfdg (AMT)
          (MBIA Insd) (b)................................ 5.375    10/01/13      2,084,620
   140    Lee Cnty, FL Indl Dev Auth Econ Rev Encore
          Nursing Ctr Part Rfdg.......................... 8.125    12/01/07        140,132
    40    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Escrowed
          to Maturity)................................... 8.125    07/01/06         40,450
   250    Orange Cnty, FL Hlth Fac Auth Rev First Mtg
          Orlando Lutheran Twr Rfdg (Prerefunded @
          07/01/06)...................................... 8.625    07/01/20        260,547
 1,500    Orange Cnty, FL Sch Brd Ctf Ser A (AMBAC
          Insd).......................................... 5.250    08/01/14      1,609,650
   210    Volusia Cnty, FL Indl Dev Auth Bishops Glen
          Proj Rfdg (Escrowed to Maturity)............... 7.125    11/01/06        212,159
                                                                              ------------
                                                                                 5,894,748
                                                                              ------------
          GEORGIA  0.2%
   230    Forsyth Cnty, GA Hosp Auth Rev Antic Ctfs GA
          Baptist Hlthcare Sys Proj (Escrowed to
          Maturity)...................................... 6.000    10/01/08        237,167
                                                                              ------------

          ILLINOIS  5.2%
   545    Clay Cnty, IL Hosp Rev (Prerefunded @ 12/1/08)
          (a)............................................ 5.500    12/01/10        575,613
   500    Hodgkins, IL Tax Increment Rev Sr Lien Rfdg.... 5.000    01/01/14        518,490
    80    Huntley, IL Spl Svc Area No 7 Spl Tax.......... 6.000    03/01/09         81,101
   500    Illinois Fin Auth Rev Landing at Plymouth Pl
          Proj Ser A..................................... 5.250    05/15/14        496,025
 1,010    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A (a)..................... 5.000    06/01/09      1,031,412
 1,000    Illinois Fin Auth Student Hsg Rev MJH Ed
          Assistance IV Sr Ser A......................... 5.500    06/01/19      1,047,800
   500    Lincolnshire, IL Spl Svc Area Sedgebrook
          Proj........................................... 5.000    03/01/11        510,790
   130    Peoria, IL Spl Tax Weaverridge Spl Svc Area.... 7.625    02/01/08        136,324
   439    Pingree Grove Village, IL Spl Svc Area No 1 Spl
          Tax Ser 05-1 Cambridge Lakes Proj.............. 5.250    03/01/15        444,751
 1,000    Round Lake Beach, IL Tax....................... 4.650    12/15/13      1,005,890
                                                                              ------------
                                                                                 5,848,196
                                                                              ------------

See Notes to Financial Statements                                             11

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          INDIANA  2.6%
$1,000    Allen Cnty, IN Juvenile Justice Ctr First Mtg
          (AMBAC Insd)................................... 5.500%   01/01/18   $  1,078,810
 1,400    Indiana Bd Bk Spl Prog Hendricks Redev Ser B
          (Prerefunded @ 02/01/07)....................... 6.000    02/01/12      1,455,006
   400    Saint Joseph Cnty, IN Econ Dev Rev Holy Cross
          Vlg Notre Dame Proj Ser A...................... 5.750    05/15/13        413,336
                                                                              ------------
                                                                                 2,947,152
                                                                              ------------
          KANSAS  2.0%
   500    Burlington, KS Envrn Impt Rev.................. 4.750    09/01/15        504,615
   500    Kansas St Dev Fin Auth Hlth Fac Rev Hays Med
          Ctr Inc Ser L.................................. 5.250    11/15/16        529,320
 1,000    Shawnee Cnty, KS Sch Dist 501 Topeka........... 5.000    02/01/20      1,048,120
   220    Wyandotte Cnty, KS City KS Univ Brd of Public
          Utility Office Bldg Complex Proj (MBIA Insd)... 5.000    05/01/11        231,937
                                                                              ------------
                                                                                 2,313,992
                                                                              ------------
          KENTUCKY  1.0%
 1,000    Louisville & Jefferson Cnty, KY Ser C (AMT)
          (FSA Insd)..................................... 5.500    07/01/17      1,074,320
                                                                              ------------

          MARYLAND  2.9%
 1,000    Baltimore, MD Convention Ctr Hotel Rev Ser A
          (XLCA Insd).................................... 5.250    09/01/22      1,080,360
 1,000    Maryland St Econ Dev Corp Student Hsg Rev Univ
          MD College Park Proj Rfdg (CIFG Insd) (c)...... 5.000    06/01/13      1,060,440
   625    Maryland St Econ Dev Corp Univ MD College Park
          Proj (Escrowed to Maturity).................... 5.750    06/01/13        692,737
   500    Prince Georges Cnty, MD Spl Oblig Natl
          Harbor Proj.................................... 4.700    07/01/15        507,275
                                                                              ------------
                                                                                 3,340,812
                                                                              ------------
          MASSACHUSETTS  0.2%
    35    Massachusetts St Indl Fin Agy East Boston
          Neighborhood Proj.............................. 7.250    07/01/06         34,987
   140    Massachusetts St Indl Fin Agy Rev Gtr Lynn
          Mental Hlth (Escrowed to Maturity) (Acquired
          06/24/1998, Cost $140,000) (d)................. 6.200    06/01/08        146,373
                                                                              ------------
                                                                                   181,360
                                                                              ------------
          MICHIGAN  2.9%
 1,000    Brighton, MI Area Sch Dist Rfdg (a)............ 5.250    05/01/18      1,069,730
 1,000    Brighton, MI Area Sch Dist Rfdg................ 5.250    05/01/20      1,069,730
   335    John Tolfree Hlth Sys Corp MI Mtg Rev Rfdg..... 5.450    09/15/06        336,296
   500    Kent Hosp Fin Auth MI Rev Met Hosp Proj Ser
          A.............................................. 5.000    07/01/09        509,945
   250    Michigan St Strategic Fd Ltd Oblig United Waste
          Sys Proj (AMT)................................. 5.200    04/01/10        258,372
                                                                              ------------
                                                                                 3,244,073
                                                                              ------------

 12                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          MINNESOTA  0.0%
$   50    Minneapolis, MN Multi-Family Rev Hsg Belmont
          Apts Proj (AMT) (a)............................ 7.000%   11/01/06   $     50,093
                                                                              ------------

          MISSOURI  7.8%
   500    Carthage, MO Hosp Rev.......................... 4.000    04/01/07        500,040
   610    Ferguson, MO Tax Increment Rev Crossing at
          Halls Ferry Rfdg (a)........................... 5.500    04/01/14        623,652
 1,350    Kansas City, MO Indl Dev Auth Plaza Lib Proj... 6.000    03/01/16      1,401,988
 1,000    Macon, MO Ctfs Partn (MBIA Insd)............... 5.250    08/01/17      1,041,860
   830    Missouri St Dev Fin Brd Fac Rev Pub Safety Proj
          Ser A (a)...................................... 5.000    03/01/11        855,730
 2,125    O' Fallon, MO Ctfs Partn (MBIA Insd) (a)....... 5.375    02/01/18      2,273,516
 2,000    Saint Charles, MO Ctf Partn Ser B.............. 5.500    05/01/18      2,095,620
                                                                              ------------
                                                                                 8,792,406
                                                                              ------------
          MONTANA  0.2%
   210    Crow Fin Auth, MT Tribal Purp Rev (Acquired
          12/11/1997, Cost $210,000) (d)................. 5.400    10/01/07        213,753
                                                                              ------------

          NEBRASKA  0.9%
 1,000    Dodge Cnty, NE Sch Dist 001 Rfdg (FSA Insd).... 5.000    12/15/18      1,053,670
                                                                              ------------

          NEW JERSEY  8.6%
 1,000    Casino Reinvestment Dev Auth NJ Hotel Room Fee
          Rev (AMBAC Insd)............................... 5.250    01/01/20      1,083,260
 1,400    Essex Cnty, NJ Impt Auth Lease Gtd Cnty
          Correctional Fac Proj (Prerefunded @ 10/01/10)
          (FGIC Insd).................................... 5.750    10/01/30      1,519,476
   460    Middlesex Cnty, NJ Impt Auth Street Student Hsg
          Proj Ser A..................................... 2.500    08/15/06        457,732
 1,000    Morris Union Jointure Cmnty NJ Ctfs Part
          (Radian Insd).................................. 5.250    05/01/20      1,062,270
   400    New Jersey Econ Dev Auth First Mtg Winchester
          Ser A Rfdg..................................... 3.000    11/01/06        397,044
 1,500    New Jersey Econ Dev Auth Rev Cigarette Tax..... 5.500    06/15/16      1,617,105
   415    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Escrowed to Maturity) (Connie
          Lee Insd)...................................... 7.000    07/01/06        418,544
 1,000    New Jersey Hlthcare Fac Fin Auth Rev St.
          Clare's Hosp Inc Ser A Rfdg (Radian Insd)...... 5.250    07/01/20      1,060,340
 1,000    New Jersey Hlthcare Fac Fin Auth Rev Virtua
          Hlth Issue (FSA Insd).......................... 5.250    07/01/10      1,048,750
   455    Rahway, NJ Ctfs Partn (MBIA Insd).............. 5.500    02/15/16        488,734
   565    Rahway, NJ Ctfs Partn (MBIA Insd).............. 5.600    02/15/17        609,313
                                                                              ------------
                                                                                 9,762,568
                                                                              ------------

See Notes to Financial Statements                                             13

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          NEW MEXICO  1.6%
$1,000    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/2003, Cost $1,020,380) (d)............... 5.500%   09/01/23   $  1,055,400
   700    Jicarilla, NM Apache Nation Rev Ser A (Acquired
          10/23/2003, Cost $728,707) (d)................. 4.000    09/01/08        702,898
                                                                              ------------
                                                                                 1,758,298
                                                                              ------------
          NEW YORK  4.1%
   205    Brookhaven, NY Indl Dev Agy Sr Residential Hsg
          Rev Woodcrest Estates Fac Ser A (AMT).......... 5.875    12/01/09        208,967
 1,000    Long Island Pwr Auth NY Elec Gen Ser C......... 5.500    09/01/17      1,081,740
   500    New York City Indl Dev Agy Rev Liberty 7 World
          Trade Ctr Ser A................................ 6.250    03/01/15        526,575
   780    New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj (AMT)...................... 5.000    01/01/10        803,439
   480    New York City Ser A............................ 7.000    08/01/07        492,245
    20    New York City Ser A (Prerefunded @ 08/01/06)... 7.000    08/01/07         20,529
   500    New York St Dorm Auth Rev Mt Sinai NYU Hlth Ser
          C.............................................. 5.000    07/01/11        505,630
     5    Niagara Falls, NY Pub Impt (MBIA Insd)......... 6.900    03/01/20          5,014
 1,000    Tobacco Settlement Fin Corp NY Ser C-1......... 5.250    06/01/13      1,031,200
                                                                              ------------
                                                                                 4,675,339
                                                                              ------------
          NORTH CAROLINA  1.5%
   630    North Carolina Eastn Mun Pwr Agy Pwr Sys Rev
          Ser D.......................................... 6.450    01/01/14        686,221
 1,000    North Carolina Muni Pwr Agy Ser A (MBIA
          Insd).......................................... 5.250    01/01/19      1,065,630
                                                                              ------------
                                                                                 1,751,851
                                                                              ------------
          OHIO  4.9%
   500    Adams Cnty Hosp Fac Impt Rev Adams Cnty Hosp
          Proj........................................... 6.250    09/01/20        504,570
   500    Athens Cnty, OH Hosp Fac Rev & Impt O' Bleness
          Mem Ser A Rfdg................................. 6.250    11/15/13        523,720
 1,370    Cleveland, OH Non Tax Rev Cleveland Stadium
          Proj Rfdg (AMBAC Insd)......................... 5.125    12/01/20      1,451,679
   500    Dayton, OH Spl Fac Rev Afco Cargo Day LLC Proj
          (AMT).......................................... 6.000    04/01/09        498,175
 1,000    Ohio Mun Elec Generation Agy Jt Venture 5 Ctfs
          Ben Int Rfdg (AMBAC Insd)...................... 5.000    02/15/21      1,043,230
 1,160    Sugarcreek, OH Loc Sch Dist Sch Impt Rfdg (MBIA
          Insd) (a)...................................... 5.250    12/01/18      1,248,114
   325    Toledo, OH Swr Sys Rev (AMBAC Insd)............ 5.000    11/15/18        343,291
                                                                              ------------
                                                                                 5,612,779
                                                                              ------------

 14                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          OREGON  4.1%
$2,575    Emerald Peoples Util Dist OR Ser A Rfdg (FSA
          Insd) (a)...................................... 5.250%   11/01/16   $  2,782,442
   785    Oregon St Dept Admin Svcs Lottery Rev Ser B
          (FSA Insd)..................................... 5.000    04/01/18        829,211
 1,000    Port Morrow, OR Pollutn Ctl Portland Gen Ser A
          Rfdg (Mandatory Put @ 05/01/09)................ 5.200    05/01/33      1,024,910
                                                                              ------------
                                                                                 4,636,563
                                                                              ------------
          PENNSYLVANIA  10.0%
   250    Allegheny Cnty, PA Redev Auth Rev Pittsburgh
          Mills Proj..................................... 5.100    07/01/14        258,918
 1,220    Canon McMillan Sch Dist PA Ser A Rfdg
          (MBIA Insd).................................... 5.000    12/15/15      1,295,652
   500    Montgomery Cnty, PA Indl Dev Auth Rev Mtg
          Whitemarsh Cont Care Proj...................... 6.000    02/01/21        527,275
 1,150    Philadelphia, PA Gas Wks Rev Eighteenth Ser.... 5.250    08/01/18      1,224,520
   900    Philadelphia, PA Gas Wks Rev Third Ser
          (FSA Insd)..................................... 5.000    08/01/10        942,471
 2,000    Philadelphia, PA Redev Auth Rev Neighborhood
          Trans Ser A (FGIC Insd)........................ 5.500    04/15/16      2,163,520
 1,500    Springfield, PA Sch Dist DE Ser A (FGIC
          Insd).......................................... 5.000    03/15/20      1,573,695
 1,090    Wilson, PA Area Sch Dist (FGIC Insd)........... 5.125    03/15/17      1,158,125
 2,070    York Cnty, PA Sch Technology (FGIC Insd)....... 5.375    02/15/16      2,241,893
                                                                              ------------
                                                                                11,386,069
                                                                              ------------
          RHODE ISLAND  0.1%
   150    Rhode Island St Econ Dev Grant Antic RI Dept
          Trans Ser A (FSA Insd)......................... 5.000    06/15/15        158,936
                                                                              ------------

          SOUTH CAROLINA  1.9%
 1,020    Berkeley Cnty, SC Impt & Rfdg (FSA Insd)....... 5.000    09/01/17      1,077,161
 1,065    Lexington, SC Wtr & Swr Rev & Impt Comb Ser A
          Rfdg (MBIA Insd) (a)........................... 5.000    04/01/14      1,116,195
                                                                              ------------
                                                                                 2,193,356
                                                                              ------------
          SOUTH DAKOTA  1.4%
 1,515    Minnehaha Cnty, SD Ctfs Ltd Tax (FSA Insd)..... 5.000    12/01/18      1,600,476
                                                                              ------------

          TENNESSEE  2.3%
   495    Chattanooga, TN Hlth Edl Hsg Fac CDFI Phase I
          LLC Proj Ser A Rfdg............................ 5.000    10/01/15        502,673
   700    Franklin, TN Spl Sch Dist Cap Apprec
          (FSA Insd).....................................   *      06/01/15        475,391
 1,000    Gatlinburg, TN Pub Bldg Auth Rfdg (AMBAC
          Insd).......................................... 5.750    12/01/11      1,097,340
   500    Shelby Cnty, TN Hlth Edl & Hsg Fac Brd Rev
          Trezevant Manor Proj Ser A..................... 5.250    09/01/16        495,355
                                                                              ------------
                                                                                 2,570,759
                                                                              ------------

See Notes to Financial Statements                                             15

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                     COUPON   MATURITY      VALUE
------------------------------------------------------------------------------------------
          TEXAS  2.7%
$  395    Brazos Riv Auth TX Pollutn Ctl Rev Adj TXU Elec
          Co Proj Ser C Rfdg (AMT) (Mandatory Put
          @ 11/01/11).................................... 5.750%   05/01/36   $    418,222
   500    Hidalgo Cnty, TX Hlth Svcs Mission Hosp
          Inc Proj....................................... 5.000    08/15/13        509,010
   350    Hidalgo Cnty, TX Hlth Svcs Mission Hosp
          Inc Proj....................................... 5.000    08/15/19        351,904
 1,000    Lower Colorado Riv Auth TX LCRA Svcs Corp Proj
          Rfdg (FGIC Insd)............................... 5.000    05/15/17      1,042,330
   500    Mesquite, TX Hlth Fac Dev Retirement Christian
          Care........................................... 5.000    02/15/15        506,445
   250    San Antonio, TX Hsg Fin Corp Multi-Family Hsg
          Rev Beverly Oaks Apt Proj Ser A (a)............ 7.500    02/01/10        245,700
                                                                              ------------
                                                                                 3,073,611
                                                                              ------------
          VIRGINIA  0.9%
 1,000    Tobacco Settlement Fin Corp VA Asset Bkd....... 5.250    06/01/19      1,021,450
                                                                              ------------

          WASHINGTON  0.5%
   510    Skagit Cnty, WA Pub Hosp Dist No 001 Skagit Vy
          Hosp........................................... 5.250    12/01/10        526,708
                                                                              ------------

          WEST VIRGINIA  1.4%
 1,500    West Virginia St Hosp Fin Auth (MBIA Insd)..... 6.100    01/01/18      1,541,715
                                                                              ------------

          WISCONSIN  0.4%
   500    Wisconsin St Hlth & Edl Fac Beaver Dam Cmnty
          Hosp Inc....................................... 5.500    08/15/14        504,875
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  96.5%
  (Cost $108,110,529)......................................................    109,534,314
SHORT-TERM INVESTMENTS  3.7%
  (Cost $4,200,000)........................................................      4,200,000
                                                                              ------------
TOTAL INVESTMENTS  100.2%
  (Cost $112,310,529)......................................................    113,734,314
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.2%)..............................       (228,671)
                                                                              ------------

NET ASSETS  100.0%.........................................................   $113,505,643
                                                                              ============

Percentages are calculated as a percentage of net assets.

*   Zero coupon bond

(a) The Fund owns 100% of the outstanding bond issuance.

 16                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

(b) All or a portion of these securities have been physically segregated in connection with open futures contracts.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 1.9% of net assets.

AMBAC--AMBAC Indemnity Corp.

AMT--Alternative Minimum Tax

CIFG--CDC IXIS Financial Guaranty

Connie Lee--Connie Lee Insurance Co.

FGIC--Financial Guaranty Insurance Co.

FSA--Financial Security Assurance Inc.

MBIA--Municipal Bond Investors Assurance Corp.

Radian--Radian Asset Assurance

XLCA--XL Capital Assurance Inc.

FUTURES CONTRACTS OUTSTANDING AS OF MARCH 31, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 2006 (Current
  Notional Value of $104,437 per contract)..................     65           $37,951
                                                                 ==           =======

See Notes to Financial Statements                                             17

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $112,310,529).......................  $113,734,314
Cash........................................................       122,667
Receivables:
  Interest..................................................     1,489,983
  Fund Shares Sold..........................................       116,129
Other.......................................................       135,880
                                                              ------------
    Total Assets............................................   115,598,973
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     1,569,990
  Income Distributions......................................        76,424
  Fund Shares Repurchased...................................        72,286
  Distributor and Affiliates................................        43,966
  Investment Advisory Fee...................................        38,988
  Variation Margin on Futures...............................         3,047
Trustees' Deferred Compensation and Retirement Plans........       195,277
Accrued Expenses............................................        93,352
                                                              ------------
    Total Liabilities.......................................     2,093,330
                                                              ------------
NET ASSETS..................................................  $113,505,643
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $111,745,194
Net Unrealized Appreciation.................................     1,461,736
Accumulated Undistributed Net Investment Income.............       165,121
Accumulated Net Realized Gain...............................       133,592
                                                              ------------
NET ASSETS..................................................  $113,505,643
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $81,660,331 and 7,739,224 shares of
    beneficial interest issued and outstanding).............  $      10.55
    Maximum sales charge (4.75%* of offering price).........           .53
                                                              ------------
    Maximum offering price to public........................  $      11.08
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $15,282,098 and 1,429,735 shares of
    beneficial interest issued and outstanding).............  $      10.69
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,029,881 and 1,521,085 shares of
    beneficial interest issued and outstanding).............  $      10.54
                                                              ============
  Class I Shares:
    Net asset value and offering price per share (Based on
    net assets of $533,333 and 50,570 shares of beneficial
    interest issued and outstanding)........................  $      10.55
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 18                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,590,779
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      294,104
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $106,034, $17,480 and $82,564,
  respectively).............................................      206,078
Registration and Filing Fees................................       47,122
Shareholder Services........................................       34,414
Accounting..................................................       33,420
Legal.......................................................       22,814
Trustees' Fees and Related Expenses.........................       15,654
Custody.....................................................       10,117
Other.......................................................       59,262
                                                              -----------
    Total Expenses..........................................      722,985
    Investment Advisory Fee Reduction.......................       58,821
    Less Credits Earned on Cash Balances....................        2,587
                                                              -----------
    Net Expenses............................................      661,577
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 1,929,202
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $   112,103
  Futures...................................................      254,933
                                                              -----------
Net Realized Gain...........................................      367,036
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    2,795,009
                                                              -----------
  End of the Period:
    Investments.............................................    1,423,785
    Futures.................................................       37,951
                                                              -----------
                                                                1,461,736
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,333,273)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (966,237)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $   962,965
                                                              ===========

See Notes to Financial Statements                                             19

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  1,929,202         $  3,992,236
Net Realized Gain....................................         367,036              411,603
Net Unrealized Depreciation During the Period........      (1,333,273)            (541,868)
                                                         ------------         ------------
Change in Net Assets from Operations.................         962,965            3,861,971
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (1,460,057)          (2,950,100)
  Class B Shares.....................................        (263,705)            (500,423)
  Class C Shares.....................................        (222,826)            (447,551)
  Class I Shares.....................................         (10,243)              (2,786)
                                                         ------------         ------------
                                                           (1,956,831)          (3,900,860)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................        (391,473)            (111,173)
  Class B Shares.....................................         (76,687)             (25,082)
  Class C Shares.....................................         (80,238)             (21,027)
  Class I Shares.....................................          (2,627)                 -0-
                                                         ------------         ------------
                                                             (551,025)            (157,282)
                                                         ------------         ------------
Total Distributions..................................      (2,507,856)          (4,058,142)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (1,544,891)            (196,171)
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      14,577,980           35,234,147
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       1,853,306            2,853,082
Cost of Shares Repurchased...........................     (23,594,423)         (30,577,511)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...      (7,163,137)           7,509,718
                                                         ------------         ------------
TOTAL INCREASE/DECREASE IN NET ASSETS................      (8,708,028)           7,313,547
NET ASSETS:
Beginning of the Period..............................     122,213,671          114,900,124
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $165,121 and
  $192,750, respectively)............................    $113,505,643         $122,213,671
                                                         ============         ============

 20                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                    SIX MONTHS
                                      ENDED                   YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,     ------------------------------------------------
                                       2006        2005      2004      2003     2002 (B)     2001
                                    --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................   $10.69      $10.72    $10.76    $10.86     $10.42     $10.14
                                      ------      ------    ------    ------     ------     ------
  Net Investment Income............      .18(c)      .36       .37       .38        .42        .49
  Net Realized and Unrealized
    Gain/Loss......................     (.09)       (.01)      .04      (.03)       .44        .23
                                      ------      ------    ------    ------     ------     ------
Total from Investment Operations...      .09         .35       .41       .35        .86        .72
                                      ------      ------    ------    ------     ------     ------
Less:
  Distributions from Net Investment
    Income.........................      .18         .37       .37       .40        .42        .43
  Distributions from Net Realized
    Gain...........................      .05         .01       .08       .05        -0-        .01
                                      ------      ------    ------    ------     ------     ------
Total Distributions................      .23         .38       .45       .45        .42        .44
                                      ------      ------    ------    ------     ------     ------
NET ASSET VALUE, END OF THE
  PERIOD...........................   $10.55      $10.69    $10.72    $10.76     $10.86     $10.42
                                      ======      ======    ======    ======     ======     ======

Total Return* (a)..................    0.89%**     3.31%     3.84%     3.33%      8.48%      7.19%
Net Assets at End of the Period (In
  millions)........................   $ 81.7      $ 88.2    $ 76.5    $ 70.1     $ 53.5     $ 29.1
Ratio of Expenses to Average Net
  Assets*..........................    1.03%        .99%      .93%      .84%       .85%       .77%
Ratio of Net Investment Income to
  Average Net Assets*..............    3.38%       3.32%     3.50%     3.55%      4.08%      4.78%
Portfolio Turnover.................       6%**       34%       60%       35%        75%       106%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................    1.13%       1.09%     1.03%     1.04%      1.14%      1.23%
   Ratio of Net Investment Income
     to Average Net Assets.........    3.28%       3.22%     3.40%     3.35%      3.79%      4.32%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Based on average shares outstanding.

See Notes to Financial Statements                                             21

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                       YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                   MARCH 31,       -----------------------------------------------------
                                    2006          2005        2004        2003       2002 (B)    2001
                                 ---------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................   $10.82        $10.75      $10.78      $10.84       $10.41    $10.13
                                   ------        ------      ------      ------       ------    ------
  Net Investment Income.........      .18(e)        .40         .30         .32          .35       .42
  Net Realized and Unrealized
    Gain/Loss...................     (.08)         (.03)        .04        (.01)         .42       .22
                                   ------        ------      ------      ------       ------    ------
Total from Investment
  Operations....................      .10           .37         .34         .31          .77       .64
                                   ------        ------      ------      ------       ------    ------
Less:
  Distributions from Net
    Investment Income...........      .18           .29         .29         .32          .34       .35
  Distributions from Net
    Realized Gain...............      .05           .01         .08         .05          -0-       .01
                                   ------        ------      ------      ------       ------    ------
Total Distributions.............      .23           .30         .37         .37          .34       .36
                                   ------        ------      ------      ------       ------    ------
NET ASSET VALUE, END OF THE
  PERIOD........................   $10.69        $10.82      $10.75      $10.78       $10.84    $10.41
                                   ======        ======      ======      ======       ======    ======

Total Return* (a)...............    0.91%**(d)    3.47%(d)    3.15%(d)    2.96%(c)     7.61%     6.42%
Net Assets at End of the Period
  (In millions).................   $ 15.3        $ 16.9      $ 20.3      $ 23.9       $ 17.1    $ 11.1
Ratio of Expenses to Average Net
  Assets*.......................    1.00%(d)       .82%(d)    1.67%(d)    1.59%        1.60%     1.52%
Ratio of Net Investment Income
  to Average Net Assets*........    3.41%(d)      3.51%(d)    2.76%(d)    3.08%(c)     3.34%     4.02%
Portfolio Turnover..............       6%**         34%         60%         35%          75%      106%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets.................    1.10%(d)       .92%(d)    1.77%(d)    1.79%        1.89%    $1.98%
   Ratio of Net Investment
     Income to Average Net
     Assets.....................    3.31%(d)      3.41%(d)    2.66%(d)    2.88%(c)     3.05%     3.56%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class B Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .28%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(e) Based on average shares outstanding.

 22                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                       MARCH 31,     -----------------------------------------------
                                        2006        2005      2004      2003     2002 (B)    2001
                                     -------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD............................   $10.68      $10.70    $10.73    $10.82     $10.40    $10.12
                                       ------      ------    ------    ------     ------    ------
  Net Investment Income.............      .14(e)      .29       .30       .30        .34       .42
  Net Realized and Unrealized
    Gain/Loss.......................     (.09)       (.01)      .04      (.02)       .42       .22
                                       ------      ------    ------    ------     ------    ------
Total from Investment Operations....      .05         .28       .34       .28        .76       .64
                                       ------      ------    ------    ------     ------    ------
Less:
  Distributions from Net Investment
    Income..........................      .14         .29       .29       .32        .34       .35
  Distributions from Net Realized
    Gain............................      .05         .01       .08       .05        -0-       .01
                                       ------      ------    ------    ------     ------    ------
Total Distributions.................      .19         .30       .37       .37        .34       .36
                                       ------      ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD............................   $10.54      $10.68    $10.70    $10.73     $10.82    $10.40
                                       ======      ======    ======    ======     ======    ======

Total Return* (a)...................    0.51%**     2.64%(d)  3.17%(d)  2.69%(c)   7.52%     6.42%
Net Assets at End of the Period (In
  millions).........................   $ 16.0      $ 16.5    $ 18.1    $ 21.4     $ 13.2    $  8.6
Ratio of Expenses to Average Net
  Assets*...........................    1.78%       1.64%(d)  1.66%(d)  1.59%      1.60%     1.52%
Ratio of Net Investment Income to
  Average Net Assets*...............    2.63%       2.69%(d)  2.77%(d)  2.84%(c)   3.33%     4.02%
Portfolio Turnover..................       6%**       34%       60%       35%        75%      106%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets.........................    1.88%       1.74%(d)  1.76%(d)  1.79%      1.89%     1.98%
   Ratio of Net Investment Income to
     Average Net Assets.............    2.53%       2.59%(d)  2.67%(d)  2.64%(c)   3.04%     3.56%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting market discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Ratio of Net Investment Income to Average Net Assets and Total Return of .06%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

(e) Based on average shares outstanding.

See Notes to Financial Statements                                             23

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                           SIX MONTHS       AUGUST 12, 2005
                                                             ENDED           (COMMENCEMENT
CLASS I SHARES                                             MARCH 31,        OF OPERATIONS)
                                                              2006       TO SEPTEMBER 30, 2005
                                                           -----------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..................   $10.69             $10.70
                                                             ------             ------
  Net Investment Income...................................      .19(b)             .05
  Net Realized and Unrealized Loss........................     (.08)              (.01)
                                                             ------             ------
Total from Investment Operations..........................      .11                .04
                                                             ------             ------
Less:
  Distributions from Net Investment Income................      .20                .05
  Distributions from Net Realized Gain....................      .05                -0-
                                                             ------             ------
Total Distributions.......................................      .25                .05
                                                             ------             ------
NET ASSET VALUE, END OF THE PERIOD........................   $10.55             $10.69
                                                             ======             ======

Total Return* (a).........................................    1.01%**            0.38%**
Net Assets at End of the Period (In millions).............   $   .5             $   .6
Ratio of Expenses to Average Net Assets*..................     .78%               .77%
Ratio of Net Investment Income to Average Net Assets*.....    3.63%              3.59%
Portfolio Turnover........................................       6%**              34%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net Assets................     .88%               .87%
   Ratio of Net Investment Income to Average Net Assets...    3.53%              3.49%

**  Non-Annualized

(a) Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

(b) Based on average shares outstanding.

 24                                            See Notes to Financial Statements

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Intermediate Term Municipal Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital. The Fund commenced investment operations on May 28, 1993. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. Purchasing securities on this basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, the Fund had $1,569,990 of when-issued and delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    At March 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $112,294,798
                                                              ============
Gross tax unrealized appreciation...........................  $  1,769,225
Gross tax unrealized depreciation...........................      (329,709)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  1,439,516
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distributions paid from:
  Ordinary Income...........................................  $157,902
  Long Term Capital Gains...................................       -0-
                                                              --------
                                                              $157,902
                                                              ========

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $413,786

F. EXPENSE REDUCTIONS During the six months ended March 31, 2006, the Fund's custody fee was reduced by $2,587 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .50%
Over $500 million...........................................     .45%

    For the six months ended March 31, 2006, the Adviser waived $58,821 of its investment advisory fee. This represents .10% of the Fund's average net assets for the period. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

    For the six months ended March 31, 2006, the Fund recognized expenses of approximately $2,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $32,300, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $26,300, representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $117,100 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $21,400 and CDSC on redeemed shares of approximately $14,300. Sales charges do not represent expenses of the Fund.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2006, and the year ended September 30, 2005, transactions were as follows:

                                               FOR THE                       FOR THE
                                           SIX MONTH ENDED                  YEAR ENDED
                                            MARCH 31, 2006              SEPTEMBER 30, 2005
                                      --------------------------    --------------------------
                                        SHARES         VALUE          SHARES         VALUE
Sales:
  Class A...........................   1,174,166    $ 12,476,463     2,799,376    $ 30,055,073
  Class B...........................      35,974         386,816       164,518       1,783,449
  Class C...........................     159,989       1,697,958       261,414       2,801,679
  Class I...........................       1,578          16,743        55,508         593,946
                                      ----------    ------------    ----------    ------------
Total Sales.........................   1,371,707    $ 14,577,980     3,280,816    $ 35,234,147
                                      ==========    ============    ==========    ============
Dividend Reinvestment:
  Class A...........................     136,714    $  1,450,508       209,871    $  2,252,182
  Class B...........................      19,170         206,004        29,127         315,068
  Class C...........................      17,355         183,924        26,416         283,046
  Class I...........................       1,214          12,870           260           2,786
                                      ----------    ------------    ----------    ------------
Total Dividend Reinvestment.........     174,453    $  1,853,306       265,674    $  2,853,082
                                      ==========    ============    ==========    ============
Repurchases:
  Class A...........................  (1,824,724)   $(19,372,486)   (1,888,033)   $(20,267,308)
  Class B...........................    (187,352)     (2,015,432)     (524,704)     (5,674,515)
  Class C...........................    (200,521)     (2,127,583)     (432,719)     (4,629,779)
  Class I...........................      (7,439)        (78,922)         (551)         (5,909)
                                      ----------    ------------    ----------    ------------
Total Repurchases...................  (2,220,036)   $(23,594,423)   (2,846,007)   $(30,577,511)
                                      ==========    ============    ==========    ============

4. REDEMPTION FEE

The Fund will assess a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2006, the fund received redemption fees of $14, which are reported as part of "Cost of Shares Repurchased" on the Statement of Changes in Net Assets.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $6,910,775 and $15,598,671 respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Securities and typically closes the contract prior to delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2006, were as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     161
Futures Opened..............................................     243
Futures Closed..............................................    (339)
                                                                ----
Outstanding at March 31, 2006...............................      65
                                                                ====

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $0 and $5,000 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally, plaintiffs' Motion for Leave to file a Supplemental Pleading was denied. This matter is now concluded.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of the plaintiff's claims. Additionally, plaintiff and the named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

    While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN INTERMEDIATE TERM MUNICIPAL INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

J. DAVID GERMANY
Vice President

DENNIS SHEA
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Intermediate Term Municipal Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                 138, 338, 538
                                                                  INF SAR 5/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-01255P-Y03/06

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen New York Tax Free Income Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of March 31, 2006.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       INCOME MAY SUBJECT CERTAIN INDIVIDUALS TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT).

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 3/31/2006

                                A SHARES               B SHARES               C SHARES
                                 7/29/94                7/29/94                7/29/94
--------------------------------------------------------------------------------------------
                                        W/MAX                  W/MAX                  W/MAX
                                        4.75%                  4.00%                  1.00%
AVERAGE ANNUAL             W/O SALES    SALES     W/O SALES    SALES     W/O SALES    SALES
TOTAL RETURNS               CHARGES     CHARGE     CHARGES     CHARGE     CHARGES     CHARGE

Since Inception              6.29%       5.85%      5.82%       5.82%      5.63%       5.63%

10-year                      6.21        5.70       5.66        5.66       5.42        5.42

5-year                       5.52        4.49       4.72        4.47       4.72        4.72

1-year                       5.01        0.01       4.10        0.15       4.04        3.05

6-month                      1.36       -3.45       0.98       -2.92       0.92       -0.06
--------------------------------------------------------------------------------------------

30-Day SEC Yield                  3.17%                  3.64%                  3.64%
--------------------------------------------------------------------------------------------

30-Day SEC Unsubsidized
Yield                             3.08%                  3.16%                  3.16%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect its conversion into Class A shares seven years after purchase. The since inception returns for Class C shares reflects the conversion of Class C shares into Class A shares ten years after purchase. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The unsubsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Lehman Brothers Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Lehman Brothers NY Municipal Bond Index tracks the performance of NY issued municipal bonds rated at least Baa or BBB by Moody's Investors Service, Inc. or Standard & Poor's Corporation, respectively and with maturities of 2 years or greater. Indexes do not include any expenses, fees or sales charges, which would lower performance. Indexes are unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper, Inc.

Fund Report

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

MARKET CONDITIONS

Despite the shadow of rising oil prices, the devastation of the Gulf Coast hurricanes, and emerging weakness in the housing market, the economy continued to grow during the six-month period ended March 31, 2006. This expansion was more modest in the fourth quarter of 2005, but gained considerable momentum in the first quarter of 2006.

Against the backdrop of growth and good employment data, the Federal Open Market Committee (the "Fed") continued raising the federal funds target rate during the period, implementing four additional increases of 25 basis points each. The final hike of the period represented the fifteenth consecutive increase -- the longest stretch of increases in 25 years. As the period came to a close, market observers speculated about the Fed's near-term intentions, given the central bank's view that although longer-term inflation appeared contained, commodity prices could amplify inflationary pressures.

Returns across the municipal bond market varied significantly. As investors sought income opportunities, lower rated bonds outpaced investment-grade bonds by a wide margin. Long-term bonds earned the best returns, broadly speaking, while bonds in the three-to-seven year range posted the most muted gains.

Municipal bond issuance was robust during the final months of 2005. (In fact, 2005 marked a record high for municipal bond volume.) The tide changed in the first quarter of 2006, however. As rising rates discouraged issuers from refinancing debt, national municipal issuance dropped versus the same period a year ago. While supply ebbed, the market's appetite for municipal bonds remained strong, with particularly heavy demand from high yield municipal bond funds.

Although slowing refunding activity in 2006 contributed to a drop in issuance that was in line with national trends, New York remained a leading issuer of municipal bonds during the period. The state enjoys a good, stable credit outlook, thanks to ongoing economic and fiscal improvements. The securities and tourism industries count among the state's bright spots, as does the real estate market. Manufacturing activity, especially in upstate New York, remains a notable pocket of economic weakness.

PERFORMANCE ANALYSIS

The fund returned 1.36 percent for the six months ended March 31, 2006 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmarks, the Lehman Brothers Municipal Bond Index, returned 0.98 percent and the Lehman Brothers NY Municipal Bond Index returned 1.03 percent for the period.

TOTAL RETURN FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2006

----------------------------------------------------------------------------------------
                                      LEHMAN BROTHERS          LEHMAN BROTHERS
      CLASS A   CLASS B   CLASS C   MUNICIPAL BOND INDEX   NY MUNICIPAL BOND INDEX

       1.36%     0.98%     0.92%            0.98%                   1.03%
----------------------------------------------------------------------------------------

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Throughout the period, we managed the fund according to a long-term "buy and hold" discipline anchored by rigorous research. We sought high quality bonds with attractive return potential and good liquidity. (Liquid securities are those for which there is a robust market of purchasers and sellers.)

We sought opportunities to enhance the fund's yield, adding AA rated housing bonds and BBB rated tobacco revenue bonds. Our decision to increase tobacco bond exposure reflected our analytical findings of strong tobacco industry fundamentals and an improving litigation environment.

The fund also benefited from its emphasis on bonds with long maturities, as this segment of the market performed most strongly. Our purchases favored bonds with maturities of 25 to 40 years. In contrast, we sold intermediate- and short-term bonds with maturities of 15 years and less. Based on the view that interest rates would continue to rise, with longer-term rates advancing less rapidly, we kept the fund's duration shorter than its benchmark. (Duration is a measure of interest rate sensitivity.) This posture proved advantageous during the period.

The fund's portfolio was well-diversified across the major sectors of the municipal bond market. As of the close of the period, the fund's largest allocations were to the general purpose, hospital, student housing, tobacco and higher education sectors.

Consistent with our quality-driven approach, 94 percent of bonds in the portfolio carried investment-grade ratings of BBB or higher at the close of the period, while 63 percent were rated AA or higher.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the fund in the future.

RATINGS ALLOCATIONS AS OF 3/31/06
AAA/Aaa                                                          41.9%
AA/Aa                                                            20.9
A/A                                                              17.1
BBB/Baa                                                          14.2
BB/Ba                                                             2.6
B/B                                                               0.5
NR                                                                2.8

TOP 5 SECTORS AS OF 3/31/06
General Purpose                                                  17.6%
Hospital                                                         14.3
Student Housing                                                   8.6
Tobacco-Master Settlement                                         7.9
Higher Education                                                  7.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Sectors are as a percentage of long-term investments. Ratings are as a percentage of total investments. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor's and Moody's, respectively.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and Class C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 10/1/05 - 3/31/06.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                BEGINNING         ENDING         EXPENSES PAID
                                              ACCOUNT VALUE    ACCOUNT VALUE     DURING PERIOD*
                                              --------------------------------------------------
                                                 10/1/05          3/31/06       10/1/05-3/31/06
Class A
  Actual....................................    $1,000.00        $1,013.61           $3.66
  Hypothetical..............................     1,000.00         1,021.33            3.68
  (5% annual return before expenses)
  Class B
  Actual....................................     1,000.00         1,009.79            7.37
  Hypothetical..............................     1,000.00         1,017.63            7.39
  (5% annual return before expenses)
Class C
  Actual....................................     1,000.00         1,009.16            7.36
  Hypothetical..............................     1,000.00         1,017.63            7.39
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.73%, 1.47%, and 1.47% for Class A, B and C Shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED)

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS 98.7%
          NEW YORK  97.8%
$1,290    Albany Cnty, NY Indl Dev Agy Indl Dev Rev
          Albany College of Pharmacy Ser A..........         5.625%  12/01/34   $  1,350,669
   330    Bethlehem, NY Indl Dev Agy Sr Hsg Rev Van
          Allen Proj Ser A..........................         6.875   06/01/39        329,957
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev
          City of Buffalo Proj (FSA Insd)...........         5.750   05/01/21      1,368,662
 1,250    Erie Cnty, NY Indl Dev Agy Sch Fac Rev
          City of Buffalo Proj (FSA Insd)...........         5.750   05/01/22      1,368,662
 1,000    Erie Cnty, NY Tob Asset Sec Corp Ser A....         5.000   06/01/45        951,410
 1,250    Hempstead Town, NY Indl Dev Adelphi Univ
          Civic Fac.................................         5.750   06/01/22      1,360,950
 1,530    Hempstead Town, NY Indl Dev Adelphi Univ
          Civic Fac.................................         5.000   10/01/35      1,565,435
 1,290    Islip, NY Res Recovery Agy Res 1985 Fac
          Ser E (AMT) (FSA Insd)....................         5.750   07/01/22      1,415,027
 1,000    Livingston Cnty, NY Indl Dev Agy Civic Fac
          Rev Nicholas H Noyes Mem Hosp.............         6.000   07/01/30      1,043,210
 1,500    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser B.....................................         5.000   12/01/35      1,550,040
 2,000    Long Island Pwr Auth NY Elec Sys Rev Gen
          Ser C.....................................         5.500   09/01/19      2,163,480
 1,000    Metropolitan Trans Auth NY Rev Ser A Rfdg
          (AMBAC Insd)..............................         5.500   11/15/19      1,091,320
 1,000    Metropolitan Trans Auth NY Svc Contract
          Ser A Rfdg................................         5.125   01/01/29      1,047,180
 1,000    Monroe Cnty, NY Indl Dev Agy Nazareth
          College Rochester Proj (MBIA Insd)........         5.250   10/01/21      1,068,140
 1,320    Montgomery Cnty, NY Indl Dev Agy Lease HFM
          Boces Ser A (XLCA Insd)...................         5.000   07/01/34      1,361,303
 2,425    New York City Fiscal 2003 Ser I...........         5.750   03/01/15      2,658,721
 1,500    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd)......................         5.500   02/15/18      1,620,795
 1,000    New York City Hlth & Hosp Corp Rev Hlth
          Sys Ser A (FSA Insd)......................         5.500   02/15/19      1,080,530
 1,000    New York City Hsg Dev Corp Multi-Family
          Rev Hsg Ser J1............................         4.850   05/01/36      1,007,970
 2,500    New York City Hsg Dev Corp Multi-Family
          Rev Hsg Ser L (AMT).......................         5.050   11/01/39      2,522,025
 1,000    New York City Hsg Dev Corp Ser A (AMT)....         5.500   11/01/34      1,028,810
   465    New York City Indl Dev Agy Civic Fac Rev
          Cmnty Res Developmentally Disabled........         7.500   08/01/26        475,746
   500    New York City Indl Dev Agy Civic Fac Rev
          College of New Rochelle Proj..............         5.750   09/01/17        519,290
   500    New York City Indl Dev Agy Civic Fac Rev
          YMCA Greater NY Proj......................         6.000   08/01/07        514,680

 8                                             See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,405    New York City Indl Dev Agy Fac Rev Royal
          Charter-NY Presbyterian (FSA Insd)........         5.375%  12/15/16   $  1,533,080
 1,000    New York City Indl Dev Agy Fac Spl Fac Rev
          Rols RR II (Inverse Floating Rate) (AMT)
          (Acquired 12/09/05, Cost $1,114,880)
          (a).......................................         7.521   01/01/19      1,132,720
   500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.....................         6.250   03/01/15        526,575
   500    New York City Indl Dev Agy Rev Liberty 7
          World Trade Ctr Ser A.....................         6.500   03/01/35        528,450
 1,125    New York City Indl Dev Agy Rev Liberty
          Iac/ Interactivecorp......................         5.000   09/01/35      1,133,359
   500    New York City Indl Dev Agy Spl Fac Rev
          Amern Airl JFK Intl Arpt (AMT)............         7.750   08/01/31        554,205
   500    New York City Muni Wtr Fin Ser B (b)......         6.000   06/15/33        546,350
 2,500    New York City Ser A.......................         5.500   08/01/20      2,702,325
 2,500    New York City Ser G.......................         5.000   08/01/24      2,603,350
 2,390    New York City Ser G.......................         5.000   12/01/28      2,461,867
 1,000    New York City Ser K.......................         5.000   08/01/24      1,039,640
 1,000    New York City Transitional Cultural Res
          Rev Amern Museum Nat History Ser A (MBIA
          Insd).....................................         5.000   07/01/44      1,029,350
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser A Rfdg (c)............  5.500/14.000   11/01/26      1,078,820
 1,500    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser C (AMBAC Insd)........         5.250   08/01/21      1,603,725
 1,000    New York City Transitional Fin Auth Rev
          Future Tax Secd Ser D (MBIA Insd).........         5.250   02/01/19      1,072,180
 1,540    New York City Transitional Future Tax Secd
          Ser B.....................................         5.500   02/01/15      1,658,226
 2,475    New York Cnty Tob Tr IV Settlement Pass
          Thru Ser A................................         5.000   06/01/45      2,354,740
 1,060    New York St Dorm Auth Lease Rev Master
          Boces Pgm (FSA Insd) (d)..................         5.250   08/15/22      1,134,391
 1,500    New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser 1 (FSA Insd).............         5.500   01/15/14      1,608,270
 2,000    New York St Dorm Auth Rev Catholic Hlth
          L.I. Oblig Grp............................         5.000   07/01/27      2,011,260
 1,000    New York St Dorm Auth Rev City Univ Cons
          Third Ser 1 (FGIC Insd)...................         5.250   07/01/25      1,049,590
 1,230    New York St Dorm Auth Rev City Univ Ser D
          Rfdg (FSA Insd)...........................         5.750   07/01/12      1,330,393
   650    New York St Dorm Auth Rev City Univ Sys
          Cons Ser A................................         5.625   07/01/16        719,888
 1,000    New York St Dorm Auth Rev City Univ Sys
          Cons Ser B................................         6.000   07/01/14      1,101,260
 1,890    New York St Dorm Auth Rev Dept Ed (d).....         5.250   07/01/21      2,008,749

See Notes to Financial Statements                                              9

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$2,000    New York St Dorm Auth Rev FHA Montefiore
          Hosp (FGIC Insd)..........................         5.000%  08/01/33   $  2,068,420
 1,000    New York St Dorm Auth Rev Insd Brooklyn
          Law Sch Ser B (XLCA Insd).................         5.375   07/01/23      1,077,250
 1,055    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd) (d)...............         5.500   07/01/13      1,153,178
 1,040    New York St Dorm Auth Rev Insd NY St Rehab
          Assn Ser A (AMBAC Insd) (d)...............         5.500   07/01/15      1,131,593
 1,000    New York St Dorm Auth Rev Insd NY Univ Ser
          2 (AMBAC Insd)............................         5.000   07/01/41      1,020,030
   415    New York St Dorm Auth Rev Mental Hlth Svc
          Ser B (MBIA Insd).........................         5.250   08/15/31        433,874
 1,200    New York St Dorm Auth Rev Miriam Osborn
          Mem Home Ser B (ACA Insd).................         6.375   07/01/29      1,303,968
 2,000    New York St Dorm Auth Rev Non St Supported
          Debt Mt Sinai NYU Hlth Ser C..............         5.500   07/01/26      2,024,900
 1,250    New York St Dorm Auth Rev Non St Supported
          Debt Mtg Hosp Spl Surgery (FHA Gtd).......         5.000   08/15/29      1,303,137
 2,000    New York St Dorm Auth Rev Non St Supported
          Debt Providence Rest (ACA Insd)...........         5.250   07/01/25      2,094,600
   750    New York St Dorm Auth Rev Nursing Home
          Menorah Campus (FHA Gtd)..................         5.950   02/01/17        779,145
 1,000    New York St Dorm Auth Rev Sch Dist Fin Pgm
          Ser D (MBIA Insd).........................         5.500   10/01/17      1,090,190
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg (MBIA Insd).................         5.750   02/15/17      1,104,510
 1,000    New York St Dorm Auth Rev Secd Hosp North
          Gen Hosp Rfdg.............................         5.750   02/15/18      1,090,710
 1,000    New York St Dorm Auth Rev St Univ Ed Fac
          1989 Res (MBIA Insd)......................         6.000   05/15/15      1,094,130
   500    New York St Energy Resh & Dev Auth Gas Fac
          Rev Brooklyn Union Gas Ser B (Inverse
          Floating Rate) (AMT)......................        10.264   07/01/26        526,975
 1,000    New York St Environ Fac Corp St Clean Wtr
          & Drinking Revolving Fd Pooled Fin Pgm
          I.........................................         5.250   09/15/19      1,074,420
 2,500    New York St Environ Fac Corp St Clean Wtr
          & Drinking Revolving Fds..................         5.000   06/15/21      2,621,500
 1,250    New York St Hsg Fin Agy St Econ Dev Hsg
          Ser A (FGIC Insd).........................         5.000   09/15/34      1,296,375
 1,425    New York St Hsg Fin Agy St Personal Income
          Tax Rev Econ Dev & Hsg Ser A..............         5.000   09/15/23      1,496,720
 2,280    New York St Loc Govt Assist Corp Ser E
          Rfdg......................................         6.000   04/01/14      2,587,070

 10                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          130 (AMT).................................         4.800%  10/01/37   $  2,000,720
   700    New York St Mtg Agy Rev Ser 82 (AMT)......         5.650   04/01/30        705,313
   995    New York St Mtg Agy Rev Ser 101 (AMT).....         5.400   04/01/32      1,020,611
   460    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Brdg................................         5.500   04/01/16        498,474
   500    New York St Urban Dev Corp Rev
          Correctional Fac Ser A Rfdg...............         5.500   01/01/14        538,235
   220    Oneida Cnty, NY Indl Dev Agy Civic Fac
          Saint Elizabeth Med Ser A.................         5.875   12/01/29        225,749
   100    Port Auth NY & NJ Spl Oblig (AMT).........         7.000   10/01/07        102,077
 1,000    Rensselaer Cnty, NY Indl Dev Agy Indl Dev
          Rev Franciscan Heights LP Proj Ser A (AMT)
          (LOC: JP Morgan Chase)....................         5.375   12/01/36      1,043,550
 1,000    Rockland Cnty, NY Solid Waste Ser B (AMT)
          (AMBAC Insd)..............................         5.000   12/15/23      1,031,860
   825    Suffolk Cnty, NY Indl Dev Agy Civic Fac
          Rev Family Svc League Suffolk Cnty (LOC:
          Fleet National)...........................         5.000   11/01/34        845,625
    80    Syracuse, NY Hsg Auth Rev Sub Proj Loretto
          Rest Ser B................................         7.500   08/01/10         80,754
   250    Syracuse, NY Indl Dev Agy Rev First Mtg
          Jewish Home Ser A.........................         7.375   03/01/21        268,625
 2,000    Tobacco Settlement Fin Corp NY Ser C-1....         5.500   06/01/22      2,157,420
 2,000    Triborough Brdg & Tunl Auth NY Rev Gen
          Purp Ser A................................         5.250   01/01/18      2,137,220
   325    Triborough Brdg & Tunl Auth NY Rev Gen
          Purp Ser A................................         5.000   01/01/32        332,716
 1,590    Tsasc Inc. NY Ser 1.......................         5.000   06/01/34      1,546,577
 2,500    Tsasc Inc. NY Ser 1.......................         5.125   06/01/42      2,431,675
 1,000    Ulster Cnty, NY Res Recovery Agy Solid
          Waste Sys Rev Rfdg (AMBAC Insd)...........         5.250   03/01/18      1,060,890
 1,000    Upper Mohawk Vly Regl Wtr Fin Auth NY Wtr
          Sys Rev (AMBAC Insd)......................         5.750   04/01/20      1,084,210
   310    Utica, NY Indl Dev Agy Civic Fac Rev Utica
          College Proj Ser A........................         5.750   08/01/28        313,103
 1,000    Warren & Washington Cnty NY Indl Dev Agy
          Civic Fac Rev Glens Falls Hosp Proj Ser A
          (FSA Insd)................................         5.000   12/01/35      1,030,420
   500    Westchester Cnty, NY Indl Dev Agy Mtg
          Kendal on Hudson Proj Ser A...............         6.375   01/01/24        532,010
 2,000    Westchester Tob Asset Sec Corp NY.........         5.125   06/01/45      1,940,720
 1,000    Western Nassau Cnty, NY Wtr Auth Wtr Sys
          Rev (AMBAC Insd)..........................         5.000   05/01/26      1,045,630

See Notes to Financial Statements                                             11

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

PAR
AMOUNT
(000)     DESCRIPTION                                    COUPON      MATURITY      VALUE
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$1,000    Yonkers, NY Indl Dev Agy Civic Fac Rev
          Cmnty Dev Ppty Yonkers Inc Ser A
          (Prerefunded @ 02/01/11)..................         6.625%  02/01/26   $  1,129,820
                                                                                ------------
                                                                                 118,463,474
                                                                                ------------
          U. S. VIRGIN ISLANDS  0.9%
 1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
          Taxes Ln Nt Ser A.........................         6.375   10/01/19      1,102,250
                                                                                ------------

TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $116,193,804)........................................................    119,565,724
SHORT-TERM INVESTMENT  0.4%
  (Cost $400,000)............................................................        400,000
                                                                                ------------

TOTAL INVESTMENTS  99.1%
  (Cost $116,593,804)........................................................    119,965,724
OTHER ASSETS IN EXCESS OF LIABILITIES  0.9%..................................      1,145,831
                                                                                ------------

NET ASSETS  100.0%...........................................................   $121,111,555
                                                                                ============

Percentages are calculated as a percentage of net assets.

(a) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers. Restricted securities comprise 0.94% of net assets.

(b) All or a portion of this security has been physically segregated in connection with open futures contracts.

(c) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(d) The Fund owns 100% of the outstanding bond issuance.

ACA -- American Capital Access

AMBAC -- AMBAC Indemnity Corp.

AMT -- Alternative Minimum Tax

FGIC -- Financial Guaranty Insurance Co.

FHA -- Federal Housing Administration

FSA -- Financial Security Assurance Inc.

LOC -- Letter of Credit

MBIA -- Municipal Bond Investors Assurance Corp.

XLCA -- XL Capital Assurance Inc.

 12                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

PORTFOLIO OF INVESTMENTS -- MARCH 31, 2006 (UNAUDITED) continued

FUTURES CONTRACTS OUTSTANDING AS OF MARCH 31, 2006:

                                                                            UNREALIZED
                                                                           APPRECIATION/
                                                              CONTRACTS    DEPRECIATION
                                                              ---------    -------------
SHORT CONTRACTS:
U.S. Treasury Notes 5-Year Futures June 2006 (Current
  Notional Value of $104,438 per contract)..................     139          $66,401
                                                                 ===          =======

See Notes to Financial Statements                                             13

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
March 31, 2006 (Unaudited)

ASSETS:
Total Investments (Cost $116,593,804).......................  $119,965,724
Cash........................................................        50,960
Receivables:
  Interest..................................................     1,586,980
  Investments Sold..........................................        70,000
  Fund Shares Sold..........................................        68,842
Other.......................................................        88,339
                                                              ------------
    Total Assets............................................   121,830,845
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       287,860
  Income Distributions......................................       108,520
  Distributor and Affiliates................................        79,668
  Investment Advisory Fee...................................        22,630
  Variation Margin on Futures...............................         6,516
Trustees' Deferred Compensation and Retirement Plans........       138,432
Accrued Expenses............................................        75,664
                                                              ------------
    Total Liabilities.......................................       719,290
                                                              ------------
NET ASSETS..................................................  $121,111,555
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $117,062,288
Net Unrealized Appreciation.................................     3,438,321
Accumulated Undistributed Net Investment Income.............       378,069
Accumulated Net Realized Gain...............................       232,877
                                                              ------------
NET ASSETS..................................................  $121,111,555
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $72,375,361 and 4,455,087 shares of
    beneficial interest issued and outstanding).............  $      16.25
    Maximum sales charge (4.75%* of offering price).........           .81
                                                              ------------
    Maximum offering price to public........................  $      17.06
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $31,012,246 and 1,913,528 shares of
    beneficial interest issued and outstanding).............  $      16.21
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $17,723,948 and 1,092,472 shares of
    beneficial interest issued and outstanding).............  $      16.22
                                                              ============

*   On sales of $100,000 or more, the sales charge will be reduced.

 14                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Six Months Ended March 31, 2006 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $ 2,820,313
                                                              -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $87,180, $163,063 and $88,807,
  respectively).............................................      339,050
Investment Advisory Fee.....................................      279,663
Shareholder Services........................................       31,690
Legal.......................................................       21,260
Trustees' Fees and Related Expenses.........................       13,877
Custody.....................................................        9,814
Other.......................................................       73,647
                                                              -----------
    Total Expenses..........................................      769,001
    Investment Advisory Fee Reduction.......................      148,757
    Less Credits Earned on Cash Balances....................        1,812
                                                              -----------
    Net Expenses............................................      618,432
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 2,201,881
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $    96,993
  Futures...................................................      488,659
                                                              -----------
Net Realized Gain...........................................      585,652
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    4,846,831
                                                              -----------
  End of the Period:
    Investments.............................................    3,371,920
    Futures.................................................       66,401
                                                              -----------
                                                                3,438,321
                                                              -----------
Net Unrealized Depreciation During the Period...............   (1,408,510)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (822,858)
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,379,023
                                                              ===========

See Notes to Financial Statements                                             15

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets (Unaudited)

                                                           FOR THE              FOR THE
                                                       SIX MONTHS ENDED        YEAR ENDED
                                                        MARCH 31, 2006     SEPTEMBER 30, 2005
                                                       --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income................................    $  2,201,881         $  4,216,652
Net Realized Gain....................................         585,652            2,081,074
Net Unrealized Depreciation During the Period........      (1,408,510)          (1,745,917)
                                                         ------------         ------------
Change in Net Assets from Operations.................       1,379,023            4,551,809
                                                         ------------         ------------

Distributions from Net Investment Income:
  Class A Shares.....................................      (1,344,646)          (2,448,929)
  Class B Shares.....................................        (517,357)          (1,124,558)
  Class C Shares.....................................        (281,478)            (547,665)
                                                         ------------         ------------
                                                           (2,143,481)          (4,121,152)
                                                         ------------         ------------

Distributions from Net Realized Gain:
  Class A Shares.....................................      (1,332,049)                 -0-
  Class B Shares.....................................        (632,017)                 -0-
  Class C Shares.....................................        (347,951)                 -0-
                                                         ------------         ------------
                                                           (2,312,017)                 -0-
                                                         ------------         ------------
Total Distributions..................................      (4,455,498)          (4,121,152)
                                                         ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.........................................      (3,076,475)             430,657
                                                         ------------         ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold............................      12,037,744           20,984,248
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.......................................       3,269,351            2,899,167
Cost of Shares Repurchased...........................     (10,921,400)         (22,740,048)
                                                         ------------         ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS...       4,385,695            1,143,367
                                                         ------------         ------------
TOTAL INCREASE IN NET ASSETS.........................       1,309,220            1,574,024
NET ASSETS:
Beginning of the Period..............................     119,802,335          118,228,311
                                                         ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of $378,069 and
  $319,669, respectively)............................    $121,111,555         $119,802,335
                                                         ============         ============

 16                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS A SHARES                      MARCH 31,     -----------------------------------------------
                                      2006         2005      2004      2003     2002 (a)    2001
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................    $16.67       $16.60    $16.40    $16.49     $15.76    $14.91
                                     ------       ------    ------    ------     ------    ------
  Net Investment Income..........       .33          .64       .65       .69        .74       .73
  Net Realized and Unrealized
    Gain/Loss....................      (.11)         .06       .17      (.10)       .73       .88
                                     ------       ------    ------    ------     ------    ------
Total from Investment
  Operations.....................       .22          .70       .82       .59       1.47      1.61
                                     ------       ------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income............       .32          .63       .62       .68        .74       .76
  Distributions from Net Realized
    Gain.........................       .32          -0-       -0-       -0-        -0-       -0-
                                     ------       ------    ------    ------     ------    ------
Total Distributions..............       .64          .63       .62       .68        .74       .76
                                     ------       ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................    $16.25       $16.67    $16.60    $16.40     $16.49    $15.76
                                     ======       ======    ======    ======     ======    ======

Total Return* (b)................     1.36%**      4.29%     5.13%     3.69%      9.63%    10.97%
Net Assets at End of the Period
  (In millions)..................    $ 72.4       $ 67.8    $ 62.2    $ 63.6     $ 47.5    $ 43.5
Ratio of Expenses to Average Net
  Assets*........................      .73%         .76%      .76%      .55%       .38%      .53%
Ratio of Net Investment Income to
  Average Net Assets*............     4.02%        3.87%     3.94%     4.19%      4.68%     4.74%
Portfolio Turnover...............       18%**        41%       15%       27%        43%       30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets..................      .98%        1.01%     1.09%     1.06%      1.07%     1.13%
   Ratio of Net Investment Income
     to Average Net Assets.......     3.77%        3.62%     3.60%     3.68%      3.99%     4.14%

**  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemptions of Fund shares.

See Notes to Financial Statements                                             17

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   SIX MONTHS
                                      ENDED                  YEAR ENDED SEPTEMBER 30,
CLASS B SHARES                      MARCH 31,     -----------------------------------------------
                                      2006         2005      2004      2003     2002 (a)    2001
                                   --------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................    $16.63       $16.58    $16.38    $16.47     $15.74    $14.90
                                     ------       ------    ------    ------     ------    ------
  Net Investment Income..........       .27          .52       .52       .56        .62       .62
  Net Realized and Unrealized
    Gain/Loss....................      (.11)         .04       .18      (.09)       .73       .86
                                     ------       ------    ------    ------     ------    ------
Total from Investment
  Operations.....................       .16          .56       .70       .47       1.35      1.48
                                     ------       ------    ------    ------     ------    ------
Less:
  Distributions from Net
    Investment Income............       .26          .51       .50       .56        .62       .64
  Distributions from Net Realized
    Gain.........................       .32          -0-       -0-       -0-        -0-       -0-
                                     ------       ------    ------    ------     ------    ------
Total Distributions..............       .58          .51       .50       .56        .62       .64
                                     ------       ------    ------    ------     ------    ------
NET ASSET VALUE, END OF THE
  PERIOD.........................    $16.21       $16.63    $16.58    $16.38     $16.47    $15.74
                                     ======       ======    ======    ======     ======    ======

Total Return* (b)................      .98%**      3.40%     4.36%     2.93%      8.83%    10.09%
Net Assets at End of the Period
  (In millions)..................    $ 31.0       $ 33.9    $ 38.6    $ 40.5     $ 40.5    $ 35.0
Ratio of Expenses to Average Net
  Assets*........................     1.47%        1.51%     1.51%     1.29%      1.13%     1.28%
Ratio of Net Investment Income to
  Average Net Assets*............     3.27%        3.12%     3.19%     3.45%      3.92%     3.99%
Portfolio Turnover...............       18%**        41%       15%       27%        43%       30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average
     Net Assets..................     1.72%        1.76%     1.84%     1.80%      1.82%     1.88%
   Ratio of Net Investment Income
     to Average Net Assets.......     3.02%        2.87%     2.85%     2.94%      3.24%     3.39%

**  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

 18                                            See Notes to Financial Statements

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

FINANCIAL HIGHLIGHTS (UNAUDITED) continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX MONTHS
                                       ENDED                YEAR ENDED SEPTEMBER 30,
CLASS C SHARES                       MARCH 31,    --------------------------------------------
                                        2006       2005     2004     2003    2002 (a)    2001
                                     ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................    $16.65     $16.59   $16.39   $16.48    $15.75    $14.91
                                       ------     ------   ------   ------    ------    ------
  Net Investment Income............       .26        .52      .52      .56       .62       .60
  Net Realized and Unrealized
    Gain/Loss......................      (.11)       .05      .18     (.09)      .73       .88
                                       ------     ------   ------   ------    ------    ------
Total from Investment Operations...       .15        .57      .70      .47      1.35      1.48
                                       ------     ------   ------   ------    ------    ------
Less:
  Distributions from Net Investment
    Income.........................       .26        .51      .50      .56       .62       .64
  Distributions from Net Realized
    Gain...........................       .32        -0-      -0-      -0-       -0-       -0-
                                       ------     ------   ------   ------    ------    ------
Total Distributions................       .58        .51      .50      .56       .62       .64
                                       ------     ------   ------   ------    ------    ------
NET ASSET VALUE, END OF THE
  PERIOD...........................    $16.22     $16.65   $16.59   $16.39    $16.48    $15.75
                                       ======     ======   ======   ======    ======    ======

Total Return* (b)..................      .92%**(d)  3.46%(d)  4.36%  2.92%(c)   8.83%   10.09%
Net Assets at End of the Period (In
  millions)........................    $ 17.7     $ 18.1   $ 17.5   $ 17.7    $ 12.0    $  7.3
Ratio of Expenses to Average Net
  Assets*..........................     1.47%(d)   1.47%(d)  1.51%   1.30%     1.13%     1.30%
Ratio of Net Investment Income to
  Average Net Assets*..............     3.27%(d)   3.14%(d)  3.19%   3.45%(c)   3.92%    3.97%
Portfolio Turnover.................       18%**      41%      15%      27%       43%       30%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratio of Expenses to Average Net
     Assets........................     1.72%(d)   1.72%(d)  1.84%   1.81%     1.82%     1.90%
   Ratio of Net Investment Income
     to Average Net Assets.........     3.02%(d)   2.89%(d)  2.85%   2.94%(c)   3.23%    3.37%

**  Non-Annualized

(a) As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount on fixed income securities. The effect of this change for the year ended September 30, 2002 was to increase net investment income per share by less than $.01, decrease net realized and unrealized gains and losses per share by less than $.01 and increase the ratio of net investment income to average net assets by .01%. Per share, ratios and supplemental data for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1% charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .03%.

(d) The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See Footnote 7).

See Notes to Financial Statements                                             19

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Tax Free Income Fund (the "Fund") is organized as a series of the Van Kampen Tax Free Trust, a Delaware statutory trust, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in a portfolio of New York municipal securities that are rated investment grade at the time of purchase. The Fund commenced investment operations on July 29, 1994. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. As of March 31, 2006, there have been no sales of Class I Shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Future contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At March 31, 2006, there were no when-issued or delayed delivery purchase commitments.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the Fund utilized capital losses carried forward of $78,198.

    At March 31, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................  $116,579,104
                                                              ============
Gross tax unrealized appreciation...........................  $  3,515,253
Gross tax unrealized depreciation...........................      (128,633)
                                                              ------------
Net tax unrealized appreciation on investments..............  $  3,386,620
                                                              ============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included as ordinary income for tax purposes.

    The tax character of distributions paid during the year ended September 30, 2005 was as follows:

Distributions paid from:
  Ordinary income...........................................  $384
  Long-term capital gain....................................   -0-
                                                              ----
                                                              $384
                                                              ----

    As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................  $   73,859
Undistributed long-term capital gain........................  $2,033,570

F. EXPENSE REDUCTION During the six months ended March 31, 2006, the Fund's custody fee was reduced by $1,812 as a result of credit earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................    .470%
Over $500 million...........................................    .445%

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

    For the six months ended March 31, 2006, the Adviser voluntarily waived $148,757 of its investment advisory fees. This represents .25% of its average net assets for the period. This waiver is voluntary and can be discontinued at any time.

    For the six months ended March 31, 2006, the Fund recognized expenses of approximately $2,300, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $29,400, representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended March 31, 2006, the Fund recognized expenses of approximately $24,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $68,492 are included in "Other" assets on the Statement of Assets and Liabilities at March 31, 2006. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended March 31, 2006, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $20,100 and CDSC on redeemed shares of approximately $22,900. Sales charges do not represent expenses of the Fund.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

3. CAPITAL TRANSACTIONS

For the six months ended March 31, 2006 and the year ended September 30, 2005, transactions were as follows:

                                                FOR THE                      FOR THE
                                            SIX MONTHS ENDED                YEAR ENDED
                                             MARCH 31, 2006             SEPTEMBER 30, 2005
                                        ------------------------    --------------------------
                                         SHARES        VALUE          SHARES         VALUE
Sales:
  Class A.............................   629,770    $ 10,342,645       948,370    $ 15,809,067
  Class B.............................    48,336         792,642       104,295       1,729,569
  Class C.............................    55,107         902,457       207,093       3,445,612
                                        --------    ------------    ----------    ------------
Total Sales...........................   733,213    $ 12,037,744     1,259,758    $ 20,984,248
                                        ========    ============    ==========    ============
Dividend Reinvestment:
  Class A.............................   118,756    $  1,938,812       103,277    $  1,720,306
  Class B.............................    53,484         870,821        46,953         780,802
  Class C.............................    28,202         459,718        23,912         398,059
                                        --------    ------------    ----------    ------------
Total Dividend Reinvestment...........   200,442    $  3,269,351       174,142    $  2,899,167
                                        ========    ============    ==========    ============
Repurchases:
  Class A.............................  (360,824)   $ (5,927,605)     (731,919)   $(12,170,713)
  Class B.............................  (227,695)     (3,728,436)     (437,927)     (7,282,119)
  Class C.............................   (77,401)     (1,265,359)     (197,540)     (3,287,216)
                                        --------    ------------    ----------    ------------
Total Repurchases.....................  (665,920)   $(10,921,400)   (1,367,386)   $(22,740,048)
                                        ========    ============    ==========    ============

4. REDEMPTION FEE

The Fund assesses a 2% redemption fee on the proceeds of Fund shares that are redeemed (either by sale or exchange) within seven days of purchase. The redemption fee is paid directly to the Fund. For the six months ended March 31, 2006, the Fund did not receive any redemption fees.

5. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $25,289,631 and $21,280,500, respectively.

6. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    Summarized below are the different types of derivative financial instruments used by the Fund.

A. FUTURES CONTRACTS During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the Fund's effective maturity and duration. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated in the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the values of the contract (variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended March 31, 2006 are as follows:

                                                              CONTRACTS
Outstanding at September 30, 2005...........................     237
Futures Opened..............................................     510
Futures Closed..............................................    (608)
                                                                ----
Outstanding at March 31, 2006...............................     139
                                                                ====

B. INDEXED SECURITY An inverse floating rate security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specific factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio. These securities are identified on the Portfolio of Investments.

7. DISTRIBUTION AND SERVICE PLANS

Shares of the Fund are distributed by Van Kampen Funds Inc. (the "Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans") for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $181,100 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. LEGAL MATTERS

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. Plaintiffs filed a Motion for Leave to file a Supplemental Pleading that would, among other things, expand the allegations and alleged class. The defendants moved to dismiss this action, which motion was granted in its entirety. Additionally, plaintiffs' motion for Leave to file a Supplemental Pleading was denied. This matter is now concluded.

    The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court. Additionally, plaintiff's initial complaint regarding allegations of economic incentives was stayed pending certain procedural developments.

    The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. Defendants' motion to dismiss in the market timing litigation was granted in part and denied in part, and defendants filed a motion for reconsideration of the Court's decision to uphold certain of the plaintiff's claims. Additionally, plaintiff and the

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2006 (UNAUDITED) continued

named Trustees entered into a tolling agreement. The tolling agreement dismisses the Trustees from the action without prejudice in exchange for tolling all claims against the Trustees.

    While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

VAN KAMPEN NEW YORK TAX FREE INCOME FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RONALD E. ROBISON
President and Principal Executive Officer

J. DAVID GERMANY
Vice President

DENNIS SHEA
Vice President

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

PHILLIP G. GOFF
Chief Financial Officer and Treasurer

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR

VAN KAMPEN FUNDS, INC.
1221 Avenue of the Americas
New York, New York 10020

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 947
Jersey City, New Jersey 07303-0947

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen New York Tax Free Income Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

                                                         Van Kampen Funds Inc.
                                                              1 Parkview Plaza
                                                                 P.O. Box 5555
                                               Oakbrook Terrace, IL 60181-5555

                                                             www.vankampen.com

                  Copyright (C)2006 Van Kampen Funds Inc. All rights reserved.
                                                             Member NASD/SIPC.

                                                                   235,325,425
                                                                 NYTF SAR 5/06
  (VAN KAMPEN INVESTMENTS SHINE LOGO)                       RN06-01256P-Y03/06

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(1)  Code of Ethics -- Not applicable for semi-annual reports.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Tax Free Trust

By:   /s/ Ronald E. Robison
     ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Ronald E. Robison
    ----------------------
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: May 18, 2006

By:  /s/ Phillip G. Goff
    --------------------
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: May 18, 2006